                                   Evergreen

                                    Domestic
                                  Growth Funds

                         (Photo of mountain and trees)

                               1997 Annual Report

                                     (logo)
                              Evergreen Funds(SM)
                                   SINCE 1932

                                 EVERGREEN FUNDS

(logo) -------------------------------------------------------------------------

                               TABLE OF CONTENTS

Letter to Shareholders...............................      1
FUND AT A GLANCE
  Evergreen Fund.....................................      2
  Evergreen Aggressive Growth Fund...................      6
  Evergreen Micro Cap Fund, Inc......................     10
  Evergreen U.S. Real Estate Equity Fund.............     13
  Evergreen Omega Fund...............................     17
FINANCIAL HIGHLIGHTS
  Evergreen Fund.....................................     20
  Evergreen Aggressive Growth Fund...................     23
  Evergreen Micro Cap Fund, Inc......................     26
  Evergreen U.S. Real Estate Equity Fund.............     29
  Evergreen Omega Fund...............................     33
SCHEDULES OF INVESTMENTS
  Evergreen Fund.....................................     36
  Evergreen Aggressive Growth Fund...................     41
  Evergreen Micro Cap Fund, Inc......................     43
  Evergreen U.S. Real Estate Equity Fund.............     45
  Evergreen Omega Fund...............................     46
Statements of Assets and Liabilities.................     48
Statements of Operations.............................     49
Statements of Changes in Net Assets..................     51
Combined Notes to Financial Statements...............     54
Report of Independent Accountants....................     62
Independent Auditors' Report.........................     63

                             ABOUT EVERGREEN FUNDS

Evergreen Funds is one of the nation's fastest growing investment companies with more than $33 billion in assets under management.

With 65 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.
The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

                                 EVERGREEN FUNDS

------------------------------------------------------------------------- (logo)

                             LETTER TO SHAREHOLDERS
                                 November 1997

                Dear Shareholders:

(Photo of       We have good news to share with you in this report. The U.S.
William M.      stock market delivered exceptionally strong performance during
Ennis appears   the 12 months that ended on September 30, 1997. Investors in the
here.)          Evergreen Domestic Growth Funds certainly had the opportunity to participate in this pleasant experience. Riding a friendly, rising tide of moderate growth and modest inflation, the stock
WILLIAM M.      market rose higher and higher, with the steady ascent
ENNIS           interrupted just briefly for pauses in the late winter and late summer of 1997.

                MARKET LEADERSHIP
                The 12 months from October 1, 1996 through September 30, 1997 were especially rewarding for the biggest of the large capitalization companies. Stocks of the largest companies, particularly those with strong positions in the global markets, tended to be the market leaders. Funds that emphasized these stocks did very well, some delivering total returns of 40% or more for the 12-month period. It is important to keep these returns in perspective, however, and not use the performance over the past year as a basis for future expectations.


                MARKET CYCLES
                History has shown that the markets move in cycles, and one year's performance does not often indicate the following year's performance. History also has taught us that over longer periods of time, the winning investment strategies are those that have consistent disciplines and that remain faithful to those disciplines, even during market slumps and corrections. Indeed, we witnessed a significant market correction in late October, after the close of the fiscal year.

                At Evergreen Funds, we encourage you to remain focused on your long-term goals and to remain disciplined in your personal investment strategies. No one can confidently say whether next year's market or the following year's market will be as rewarding as last year's market. We can say, however, that the most likely winners in the long run are those who consistently follow long-term investment strategies.

                UPCOMING DEVELOPMENTS
                In the next few weeks and months, shareholders of Evergreen and Keystone funds will begin to notice some changes. The Evergreen Keystone Funds are becoming the Evergreen Funds. On October 31, 1997, Keystone America Funds adopted the name of Evergreen and in early 1998 the original Keystone Funds will take the Evergreen name.

               We believe that by putting all the funds under the umbrella name of Evergreen Funds we will be creating a simpler and more cohesive image. Importantly, we expect to create substantial cost savings for shareholders as a result of consolidating prospectuses, annual reports, legal registrations and other materials. It also will be easier for you to find all the funds of the Evergreen Family, to which you have exchange privileges, under one heading in newspapers and electronic services. What will not change will be our commitment to provide you with the finest investment products and shareholder services possible.

              If you should have any questions about these changes or other issues affecting your investments, we encourage you to consult your financial adviser or call Evergreen Funds at 1-800-343-2898.

                                         Sincerely,

                                         /s/ William M. Ennis
                                         WILLIAM M. ENNIS
                                         MANAGING DIRECTOR

                                  EVERGREEN FUND
(logo) -------------------------------------------------------------------------

                                FUND-AT-A-GLANCE
                            As of September 30, 1997

                         CLASS A  CLASS B  CLASS C  CLASS Y
INCEPTION DATE           1/3/95   1/3/95   1/3/95   10/15/71
------------------------------------------------------------
1-YEAR PERFORMANCE
1 year w/o sales charge  33.72%   32.69%   32.67%   34.08%
1 year w/sales charge    27.37%   27.69%   31.67%   34.08%
1 year dividends per
  share                  $0.09       --       --     $0.12
1 year capital gains per
  share                  $0.41    $0.41    $0.41     $0.41

AVERAGE ANNUAL RETURNS
3 years                     --       --       --     26.27%
5 years                     --       --       --     19.88%
10 years                    --       --       --     12.64%
Since Inception          27.63%   28.32%    29.01%   16.94%

CUMULATIVE RETURNS
3 years                                             101.32%
5 years                                             147.54%
10 years                                            228.89%
Since Inception          95.37%   98.27%   101.24% 5730.19%

OBJECTIVE
------------------------------------------------------------
The Evergreen Fund seeks long-term growth of capital.

STRATEGY
------------------------------------------------------------
The Fund invests primarily in common stocks of smaller or lesser known companies that promise growth. Many of these are entrepreneurial businesses that offer promising new products or services. The Fund also invests in businesses that are favored by new laws and regulations and others that are judged to be valuable acquisition targets. For added stability the Fund invests a portion of its assets in large companies selected for their research and development capabilities.

PORTFOLIO CHARACTERISTICS (as of 9/30/97)
------------------------------------------------------------
Total Net Assets (all
  classes)                                     $1.78 billion
Number of issues:                                        325
Number of industries:                                     19

PORTFOLIO MANAGEMENT TEAM
------------------------------------------------------------
Stephen A. Lieber, Nola Maddox Falcone and Gary Buesser

(Chart appears here with the following plot points.)

Comparison of change in value of a $10,000 investment in Evergreen Fund Class A, the Russell 2000 Index, NASDAQ Index and the Consumer Price Index.



			1/3/95	3/95	9/95	3/96	9/96	3/97	9/97

Class A Shares		9525	10672	12375	13485	14611	15309	19537
NASDAQ		10000	10868	13879	14648	16325	14674	20297
CPI			10000	10080	10214	10347	10508	10662	10741
Russell 2000		10000	10461	12572	13505	14229	14201	18945


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The Russell 2000 Index and NASDAQ Index are unmanaged market indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index
(CPI) is through September 30, 1997.

LONG-TERM GROWTH

(Chart appears here with the following plot points.)


Growth of an investment in
Evergreen Fund, Class A



		1/3/95	3/95	9/95	3/96	9/96	3/97	9/97


Dividend
Reinvestment	9525	10672	12375	13485	14611	15309	19537

Initial
Investment	9525	10618	12312	12890	13967	14244	18179


A $10,000 investment in Evergreen Fund, Class A made on January 3, 1995 with all distributions reinvested was worth $19,537 on September 30, 1997. Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class.

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                                  EVERGREEN FUND
-----------------------------------------------------------------------(logo)




                          PORTFOLIO MANAGER INTERVIEW





   [Photo of
Stephen A. Lieber
  Goes Here]

STEPHEN A. LIEBER       HOW DID THE FUND PERFORM
CHAIRMAN, EVERGREEN     DURING THE FISCAL YEAR?
ASSET MANAGEMENT
CORP. LEAD              For the 12 months that ended on September 30, 1997, the
PORTFOLIO               Fund's Y Class Shares had a total return of 34.08%,
MANAGER OF THE          including the reinvestment of dividends, continuing the
EVERGREEN FUND          Fund's successful long-term record. The average annual
                        return of the Fund's original Y Class, which began
TENURE: OCTOBER, 1971. operations on October 15, 1971, stood at 16.94% by September 30, 1997. An original Evergreen Fund shareholder, who invested $10,000 on the Fund's inception in 1971, would have seen that investment grow to $583,019 by September 30, assuming all distributions were reinvested.

  The Fund's newer classes of shares had parallel performance during the past year. The total return of Class A Shares was 33.72%, while Class B and C Shares had total returns of 32.69% and 32.67%, respectively. These returns were without deduction of any sales charges, if applicable.
WHAT HELPED CONTRIBUTE TO THIS PERFORMANCE OVER THE PAST YEAR?

The 1997 fiscal year proved to be one of extraordinary opportunities for both long-held investments of the Fund and new investments. With its predominant focus on small entrepreneurial companies, the Fund's portfolio benefited from both their dynamism and undervaluation. To illustrate, the top 20 performers in the Fund all had gains of more than 100% during the year, ranging from Gradco Systems, Inc., which had a return of 114.5%, to DSP Group, Inc., with a gain of 374.9%. Reflecting the breadth of opportunities in the Fund's portfolio, these top 20 performers ranged across a variety of industries and sectors. Five of the 20 were related to computer technology, three were financial institutions, while the balance was in a variety of areas. These varied investments included: Inter-Tel, Inc., a developer and operator of cellular phone systems with a total return of 170.8%; Recovery Engineering, Inc., a manufacturer of water filtration equipment with a gain of 120.2%; and Miller (Herman), Inc., a manufacturer of office and residential furniture, with a gain of 204.1%.
  The fact that the portfolio, at the close of the fiscal year, had 325 different issues illustrates the Fund's diversification. At the same time, we followed a policy of considerable depth in the areas we considered most promising. The largest group is banks, accounting for 16.0% of the portfolio. As a group, the Fund's bank investments had a return of 67% for the 12 months, led by a number of holdings that were the objects of mergers and acquisitions. These included Bank of Commerce (San Diego), with a 219.3% increase, BB&T Corp. (which had acquired our holding, United Carolina Bancshares Corp.), which had a 159.9% gain, Barnett Banks, Inc., up 109.9%, and Summit Bancorp (which had acquired our holding, Collective Bancorp, Inc.) which was up 106.8%.
  Other major areas of emphasis included finance and insurance, which comprised 9.3% of the portfolio and as a group was up 42.6%, and healthcare products and services, which accounted for 10.7% of the portfolio. Healthcare products and services included a number of specialty companies with significant gains, including McKesson Inc. Corp., up 114.4%, Arterial Vascular Engineering, up 112.9%, and Regency Health Services Inc., up 95.4%.

(Chart appears here with the following plot points.)


           INDUSTRY ALLOCATION                  AS OF 9/30/97
           As a percentage of net assets


           Banks                                     16.0%
           Healthcare Products & Services            10.7%
           Finance & Insurance                        9.3%
           Information Services & Technology          7.8%
           Industrial Specialty Products & Services   7.5%


  Other strong performing groups included business equipment and services, which provided a 47.9% return during the 12 months, information services and technology, which had a 41.4% return as a group, and the energy group, which had a gain of 99.2%, although it represented a relatively small portion of the portfolio. Thrift institutions were another strong performing group, with a group average return of 71.8%.

                                  EVERGREEN FUND
(Logo)-------------------------------------------------------------------------

WHAT ARE THE MAJOR INVESTMENT THEMES OF THE EVERGREEN FUND?
At the core of our investing in the Evergreen Fund is a strategy that we call "value timing for growth." It means, simply, that we think we have one basic aim, which is to buy exceptional growth opportunities with a minimal risk relative to the nature of the opportunity. Because of our strategy, our investment performance will not be entirely market-dependent. In our basic stock selection, we are looking for growth opportunities that we consider significantly undervalued and that we believe, ultimately, will be recognized for their value either by the market, their peers or their competitors.
  The Evergreen Fund has had a long-term concentration on entrepreneurially managed corporations that develop specialty products and services. While we often have a number of larger capitalization stocks in the portfolio, most of the holdings tend to be smaller cap companies. Of the 325 companies in the portfolio at the close of the fiscal year, 195 had market capitalizations of less than $1 billion, including 129 with capitalizations of $500 million or less.
  In pursuing this search for entrepreneurial growth opportunities, we believe we will find many companies that later will become involved in mergers or acquisitions.

WERE THERE A SIGNIFICANT NUMBER OF MERGERS AND ACQUISITIONS DURING THE PAST
YEAR?

Yes, during the 12-month fiscal year, 42 portfolio companies benefited from mergers or acquisitions. The most outstanding long-term example was Barnett Banks Corp., which received an acquisition bid from NationsBank. As of September 30, 1997, the Fund's gain in its Barnett position was 109.9% for the fiscal year. The stock was first purchased in December 1990 as stock in First Florida Banks, Inc., which subsequently was acquired by Barnett. Our view was that First Florida Banks, Inc., was a significantly undervalued franchise, and then that Barnett itself was a uniquely valuable franchise likely to achieve substantial growth and, eventually, be the object of acquisition. During the past fiscal year, 11 of the Fund's bank holdings were the object of merger or acquisition bids. The average gain to the Fund on the completed deals was 130.9%, with four pending.
  While many of our holdings involved in mergers or acquisitions were long-term investments, some were shorter term. For example, the Fund's position in VeriFone, Inc., realized a gain of 55% based on the June 1997 acquisition by Hewlett-Packard Co., just one year after the Fund's investment. Similarly, a June 1997 acquisition, just six months after the Fund's investment in Kysor Industrial Corp. represented a 58.7% gain, and the investment in American Medical Response, Inc., represented a 43.2% gain following a February 1997 acquisition, just two months after our purchase.
  In 26 years of investment operations, the Evergreen Fund has owned 334 companies that have been acquired by, or merged with, other companies. The average gain to the Fund was 66.25%. Approximately 10% of all stocks ever owned by the Fund have been involved in mergers and acquisitions. We regard this as confirmation of the effectiveness of our search for truly undervalued companies.



(Chart appears here with the following plot points.)

           TOP 10 HOLDINGS                                   AS OF 9/30/97
           AS A PERCENTAGE OF NET ASSETS

           Clear Channel Communications, Inc.                    3.1%
           First Empire State Corp.                              3.0%
           Intel Corp.                                           2.9%
           Merck & Co., Inc.                                     2.8%
           BankBoston Corp.                                      2.6%
           Barnett Banks, Inc.                                   2.1%
           MGIC Investment Corp.                                 1.6%
           Fannie Mae                                            1.6%
           Hewlett-Packard Co.                                   1.6%
           Johnson & Johnson                                     1.3%


WHAT SIGNIFICANT NEW INVESTMENTS WERE ADDED TO THE PORTFOLIO DURING THE FISCAL YEAR?

We added a total of 71 new holdings to the Fund, ranging across a great number of industries. Virtually all these investments represented companies with unique or important product or service niches. In general, the results were favorable. The most significant

                                  EVERGREEN FUND
-----------------------------------------------------------------------(Logo)

gains among new holdings included Stolt Comex Seaway S.A., which had an increase of 260% since purchase in March, and Inter-Tel, Inc., a cellular telephone service provider, which had a 223% gain since the Fund's investment in December 1996.
  The broad sell-off in the stock market in the spring of 1997 provided an opportunity to use the Fund's significant cash equivalent reserves to make a number of new investments in opportunities we believed were undervalued by the market.
  One illustration of this strategy was the investment in Input/Output, Inc., a provider of geophysical information technology that had experienced difficulty in a product transition. This holding gained 62% after the Fund's investment in December 1996. Similarly, the Fund invested in U.S. Home Corp. in October 1996 at a time when interest rate fears had hurt the prices of homebuilders. This investment provided an 82% gain by the end of the fiscal year. A third illustration is the Fund's investment in Cadmus Communications Corp., which had experienced difficulty because of too rapid expansion, but had initiated a re-engineering of operations. We invested in the company in January, and by the end of September the investment represented a 48% gain.

WHAT IS YOUR OUTLOOK?

We believe it is time for cautious confidence in the markets. We believe that it is essential that managers carefully select investments after a very careful appraisal. At the same time, as I have indicated, we believe the Fund's performance is not entirely dependent on the overall market. During the next fiscal year, we anticipate sustaining the Fund's long-term strategies of investing in companies that we believe are undervalued and are characterized by entrepreneurial growth opportunities.

                                    EVERGREEN
                              AGGRESSIVE GROWTH FUND
(Logo)------------------------------------------------------------------------

                                FUND-AT-A-GLANCE
                            As of September 30, 1997

                      CLASS A  CLASS B   CLASS C  CLASS Y
INCEPTION DATE        4/15/83   7/7/95   8/3/95   7/11/95
---------------------------------------------------------
1-YEAR PERFORMANCE
1 year w/o sales
  charge              11.60%  10.96%   10.92%   11.76%
1 year w/sales charge  6.30%   5.96%    9.92%   11.76%
1 year dividends per
  share                --        --       --       --
1 year capital gains
  per share            --        --       --       --

AVERAGE ANNUAL RETURNS
3 years               19.62%     --       --       --
5 years               16.77%     --       --       --
10 years              14.73%     --       --       --
Since Inception       14.05%  19.49%    19.22%   21.67%

CUMULATIVE RETURNS
3 years               71.17%     --       --       --
5 years               117.1%     --       --       --
10 years              295.1%     --       --       --
Since Inception      570.57%  48.97%    46.30%   54.80%

OBJECTIVE
------------------------------------------------------------
Evergreen Aggressive Growth Fund seeks long-term capital appreciation.

STRATEGY
------------------------------------------------------------
The Fund invests primarily in common stocks of domestic emerging growth companies and larger, more well-established companies, all of which are viewed by the Adviser as having above-average appreciation potential. Emerging or aggressive growth companies are considered to be in the developmental stage, but have demonstrated or are expected to achieve growth of earnings over various major business cycles. The Fund may also invest in equity securities of seasoned, established companies which the Adviser believes to have above-average appreciation potential.

PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
Total Net Assets:                               $264 million
Number of issues:                                         65
Number of industries:                                     11

(Chart appears here with the following plot points.)



Comparison of change in value of a $10,000 investment in Evergreen Aggressive Growth Fund Class A, the NASDAQ
Industrials Index and the Consumer Price Index.



			9/87	9/89	9/91	9/93	9/95	9/97

Class A Shares		9525	11111	15051	22969	28187	39515
CPI			10000	10871	11932	12618	13323	14010
NASDAQ Industrials	10000	9657	12418	16415	20655	28937



Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The NASDAQ Industrials Index is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index (CPI) is through September 30, 1997.


LONG-TERM GROWTH
------------------------------------------------------------


Growth of an investment in
Evergreen Aggressive Growth Fund, Class A



		9/87	9/89	9/91	9/93	9/95	9/97


Dividend
Reinvestment	9525	11111	15051	22969	28187	39515
Initial
Investment	9525	10729	11226	13757	16595	22432



A $10,000 investment in Evergreen Aggressive Growth Fund, Class A made on September 30, 1987 with all distributions reinvested was worth $39,515 on September 30, 1997. Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class.

                                    EVERGREEN
                              AGGRESSIVE GROWTH FUND

 --------------------------------------------------------------(Logo)


                          PORTFOLIO MANAGER INTERVIEW




 (Photo of               HOW DID THE FUND PERFORM
Harold Ireland           DURING THE FISCAL YEAR?
 Goes Here)             In contrast to the Fund's excellent 3-, 5-, and 10-year
                        performance record, results for the past 12 months were
HAROLD IRELAND          somewhat disappointing. For the 12 months ended on
TENURE: APRIL 1983      September 30, 1997, the Fund's Class A shares,
                        unadjusted for sales charge, had a total return of 11.6%
compared to the Lipper Capital Appreciation Funds group average of 27.5%, ranking it 174 out of 203 funds.1 For the first six months of the fiscal year, small and mid cap stocks dramatically lagged behind the broad market, contributing to the Fund's mediocre performance for the fiscal year.

WHAT CONTRIBUTED TO THE FUND'S RELATIVE UNDERPERFORMANCE?

The Fund's strategy of holding a concentrated portfolio of small and mid cap companies has allowed it to outperform its peer group 11 of the past 13 calendar years. This year, however, a portfolio with a relatively small number of holdings worked against us. Specifically, major declines in three individual holdings-- APAC TeleServices, Sitel, and Network General-- accounted for over 45% of the Fund's underperformance. As an example, APAC TeleServices alone accounted for over one-third of the relative decline. The company was unexpectedly forced to cut prices to one of its primary customers, AT&T, which led to reduced profitability for the year.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO?

The most noteworthy change took place in August 1997, as the Keystone America Hartwell Emerging Growth Fund, Inc. (over $80 million in total assets) was merged into the Evergreen Aggressive Growth Fund. Through this merger, we have inherited 30 additional small cap issues whose price action of late has outperformed large cap stocks. We were pleased that the merger came at an opportunistic time given the relative cheapness of the small and mid cap sectors. In addition to the increased number of holdings within the Fund, we also increased the portfolio's diversification and altered the relative industry weightings. Prior to the merger, we increased the number of issues in the portfolio from 30 to 39 companies. We trimmed many of our large positions to produce funds for this diversification. From a sector standpoint, we increased the weighting in the energy sector from 5.1% to 28.0% over the 12-month period. Following the merger, the Fund kept an additional 24 positions, for a total of 65 holdings at fiscal year end. Along with reducing the adverse effect of any one unexpected event, our greater diversification, combined with the increased energy sector weighting, has greatly reduced the beta-- or volatility-- of the portfolio, from 1.39 six months ago (39% more volatile than the S&P 500) to 1.04 (4% more volatile than the S&P 500) at fiscal year end.

(Chart appears here with the following plot points.)


           INDUSTRY ALLOCATION                  AS OF 9/30/97
           AS A PERCENTAGE OF NET ASSETS

           Oil/Gas-Drilling                          16.9%
           Software/Technology                       15.4%
           Business Services                         13.3%
           Healthcare                                13.2%
           Retail (Specialty)                        12.4%


WHAT CAUSED YOU TO INCREASE YOUR ENERGY EXPOSURE DURING THE YEAR?

We believe that the Oil Drilling and Oil Service industries have emerged from a fifteen-year down cycle and have undergone a protracted consolidation and downsizing. These industries are among the very few which have the ability to raise prices to increase profit margins. We believe that the fundamentals of these industries will support rising stock prices for several years. In addition, new technologies have also made expenditures on oil drilling much more productive than in the past. A higher proportion of major oil company budgets is being allocated to outsourcing, exploration and drilling. The increasing worldwide demand for energy is being spurred by the rapid growth of such areas as China, East Asia, and Latin America, as well as the increasing growth of Eastern Europe and the countries of the former Soviet Union. At the same time, these newly emerging capitalist economies have opened up a great deal of promising

---------------
1 Lipper Analytical Services Inc. is an independent mutual fund rating company.
  The rankings are based on total return and do not include the effect of a sales charge. For the 5 year period ending September 30, 1997 the Fund ranked 47 out of 76 funds and for the 10 year period ending September 30, 1997, the Fund ranked 9 out of 55 funds.

                                    EVERGREEN
                              AGGRESSIVE GROWTH FUND

(Logo)----------------------------------------------------------------------


land and offshore territory for oil exploration and development. All of the major oil companies are competing for these "frontier" drilling concessions. However, the drilling itself is done by outside contractors. New rigs and trained technicians cannot be developed fast enough to meet demand.


(Chart appears here with the following plot points.)

           TOP 10 HOLDINGS                        AS OF 9/30/97
           AS A PERCENTAGE OF NET ASSETS

           Cisco Systems, Inc.                         4.4%
           Petroleum Geo-Services ADR                  4.0%
           Transocean Offshore, Inc.                   3.6%
           Microsoft Corporation                       3.3%
           Republic Industries, Inc.                   2.9%
           EVI Inc.                                    2.9%
           Medtronic, Inc.                             2.7%
           BMC Software, Inc.                          2.6%
           First Data Corporation                      2.4%
           Green Tree Financial Corporation            2.1%


WHAT WERE SOME OF THE MAJOR POSITIVE CONTRIBUTORS TO THE PORTFOLIO IN THE PAST YEAR?

Five holdings stood out as major successes in the portfolio during the fiscal year.
  (Bullet) Petroleum Geo-Services ADR, the second largest holding as of September 30, had the largest percentage increase. This Norwegian company provides marine research services to the oil industry, using state-of-the-art, proprietary technology.
  (Bullet) Transocean Offshore is the leading company on global, deep-water, harsh-environment drilling and was the stock that provided the most total dollar appreciation for the year.
  (Bullet) Microsoft, representing our technology exposure, gained 101% for the twelve months. This company dominates the desktop software industry globally, continuing to dictate the terms of industry competition.
  (Bullet) BMC Software, up 63% for the year, is a leader in system software for large enterprise computing environments in the database management and open systems software tools and utilities market.
  (Bullet) Medtronic rose 48% for the year, benefiting from its dominance of the pacemaker and cardiovascular device market. As the research and development leader, Medtronic has been able to stay far ahead of its competitors with new and better products.

HOW HAVE ECONOMIC FACTORS INFLUENCED THE FUND?

During the past year, the U.S. economy grew at a pace which exceeded most investors' expectations. This strong growth rate led to a fear of rising rates, which subsequently hurt the performance of smaller companies during most of the year. Despite these fears, actual inflation rates have been below expectations, producing some of the best economic numbers in a generation. Investment in technology, downsizing and outsourcing have produced greater productivity and real growth in the economy. Your Fund has many holdings which not only contribute to these trends, but also benefit from them. Our current economic environment-- fostered by free trade, global competition and the inclusion of all of the world in one global capitalist economic system-- is creating competitive and disinflationary pressures which prevent most companies from raising prices, and can even lead to unanticipated price reductions. The net effects are very positive for the consumer and the economy as a whole, but are very challenging for most industries and individual companies.

ARE THERE ANY TRENDS IN THE MARKET AFFECTING THE FUND?

Smaller and mid-size companies comprise roughly 67% of the Fund's holdings, and continue to maintain very attractive valuations relative to their larger counterparts. After underperforming severely for the first half of the fiscal year, these sectors rebounded strongly from April through July, appreciating in line with large cap stocks. Most recently, in the final two months of the fiscal period, small and mid cap stocks have been outperforming large companies. Year to date, our holdings in the Oil Drilling and Oil Service sectors have been in the forefront of industry outperformance, occupying three of the top five industry groups (from a total of 197) that we follow.

HOW DO THE NEW TAX LAW CHANGES AFFECT THE FUND AND ITS SHAREHOLDERS?

Historically, the Fund has had one of the lower portfolio turnover ratios in its group. This makes the Fund more "tax efficient" for taxable investors who are trying to accumulate wealth. The new capital gains legislation decreases long-term capital gains tax rates, but increases the holding period to eighteen months to qualify for the lowest capital gains tax rates. This

                                    EVERGREEN
                              AGGRESSIVE GROWTH FUND

-----------------------------------------------------------------(Logo)


increases the benefits of owning mutual funds with lower portfolio turnover. The Fund's relatively low turnover rate means that its securities are held on average for a longer period of time, translating into better after-tax relative performance for taxable investors.

WHY WAS THE FUND'S PORTFOLIO TURNOVER UP THIS YEAR VERSUS PAST YEARS?

Although our long-term portfolio turnover is relatively low, this year it was somewhat higher due to several factors. First, the merger of the two funds required the pruning and elimination of some positions. Second, the strategy of having a less concentrated portfolio in individual issues led to several sales and new purchases. Third, the repositioning of the portfolio in an effort to take advantage of the outstanding opportunities we see in the energy sector also contributed to more turnover than usual. Several new positions were established in the Oil Service and Oil Drilling industries with funds raised from the elimination or reduction of other positions. Going forward we expect that the Fund will return to its long-term, lower portfolio turnover.

HOW HAS THE PORTFOLIO PROFILE CHANGED OVER THE PAST 6 MONTHS?

At March 31, 1997 and September 30, 1997 the Fund's holdings had the following respective average position profile on a position, dollar-weighted basis:

                                         9/30/97         3/31/97
-----------------------------------------------------------------


Revenue Growth (past five years
  compounded)                              50%             41%
Earnings Per Share Growth (past
  five years compounded)                   38%             38%
Return on Equity (last twelve
  months)                                  18%             23%
Net Profit Margin (after tax)              8.1%            9.0%
Median Market Value                  $2.1 Billion    $3.2 Billion
Long Term Debt as a Percent of
  Total Capital                             29%             22%
Beta                                      1.04            1.21
Price/Earnings Ratio (latest
  twelve months EPS)                      38.9            40.1
PEG Ratio (Forward PE/Estimated 5
  YR Estimated EPS Growth)                 0.9             0.8

  These characteristics reflect our strategy to own the best companies in their respective industries and to pay a fair price for their established superior growth. While these numbers reflect the companies' past achievements, our successful growth stock investing process also focused on current business trends and future growth opportunities for each company.

WHAT IS YOUR INVESTMENT PHILOSOPHY AND STRATEGY?

Most simply put, our philosophy has always been to go with the winners and to hold on for the long term. A rigorous quantitative screening process produces a list of candidates for the portfolio and helps separate the contenders from the pretenders. In-depth analysis of the company, its products and/or services, the management team and their past successes and current commitment contribute to the final selection. Finally, careful judgment of each company's franchise and growth opportunity and the current structure of its industry's competition are essential in completing the selection process. Since we believe in focusing on and sticking with established, dominant companies and do not believe in trading down in quality, our philosophy also has led to lower portfolio turnover, with consequently lower costs and a higher after-tax return to shareholders.
  Eighteen years of mutual fund portfolio management have taught me that sticking with an investment philosophy and strategy is the most important factor in producing long-term success. The past fiscal year was one of transition and some changes in the implementation of our philosophy. Despite any short-term volatility, we remain confident that our proven strategy has the potential to provide investors with attractive long-term returns.

                                    EVERGREEN
                               MICRO CAP FUND, INC.

(Pine cone logo
appears here.)---------------------------------------------------------------


                                FUND-AT-A-GLANCE
                            As of September 30, 1997

                        CLASS A  CLASS B  CLASS C  CLASS Y
INCEPTION DATE          1/3/95   1/3/95   1/3/95   6/1/83
----------------------------------------------------------
1-YEAR PERFORMANCE
1 year w/o sales charge 54.13%  53.13%    53.07%   54.64%
1 year w/sales charge   46.81%  48.13%    52.07%   54.64%
1 year dividends per
  share                    --       --       --       --
1 year capital gains
  per share                --       --       --       --

AVERAGE ANNUAL RETURNS
3 years                    --       --       --    16.83%
5 years                    --       --       --    14.19%
10 years                   --       --       --    11.46%
Since Inception         20.43%   20.91%   21.72%   15.22%

CUMULATIVE RETURNS
3 years                    --       --       --    57.64%
5 years                    --       --       --    94.12%
10 years                   --       --       --    196.03%
Since Inception         66.53%   68.34%   71.46%   662.95%

OBJECTIVE
------------------------------------------------------------
Evergreen Micro Cap Fund seeks long-term growth of capital.

STRATEGY
------------------------------------------------------------
The Fund invests in small, undiscovered companies that have promising products or services and have the potential for fast growth. Many of the Fund's holdings are little known in the marketplace or their growth potential has not been recognized. These holdings are therefore undervalued. By investing in these companies, the Fund aims to uncover unexploited growth opportunities.

PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
Total Net Assets:                                $55 million
Number of issues:                                        116
Number of industries:                                     19

PORTFOLIO MANAGEMENT TEAM
------------------------------------------------------------
Stephen A. Lieber and Edwin D. Miska

(Chart appears here with the following plot points.)


Comparison of change in value of a $10,000 investment in Evergreen Micro Cap Fund, Inc. Class A, the Russell 2000
Index, NASDAQ Index and the Consumer Price Index.


			1/3/95	3/95	9/95	3/96	9/96	3/97	9/97

Class A Shares		9525	9913	11128	10424	10805	11572	16653
CPI			10000	10080	10214	10347	10508	10662	10741
NASDAQ		10000	10868	13879	14648	16325	14674	20297
Russell 2000		10000	10461	12572	13505	14229	14201	18945



Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The Russell 2000 Index and NASDAQ Index are unmanaged market indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index
(CPI) is through September 30, 1997.




LONG-TERM GROWTH
------------------------------------------------------------

(Chart appears here with the following plot points.)

Growth of an investment in
Evergreen Micro Cap Fund, Inc. Class A



			1/3/95	3/95	9/95	3/96	9/96	3/97	9/97
Dividend
Reinvestment		9525	9913	11128	10424	10805	11572	16653
Initial
Investment		9525	9912	11127	10093	10462	11205	16131


A $10,000 investment in Evergreen Micro Cap Fund, Inc. Class A made on January 3, 1995 with all distributions reinvested was worth $16,653 on September 30, 1997. Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class.

                                    EVERGREEN
                               MICRO CAP FUND, INC.

------------------------------------------------------------(Pine cone logo appears here.)


                          PORTFOLIO MANAGER INTERVIEW





(Photo of               HOW DID THE FUND PERFORM
Stephen A. Lieber)      DURING THE YEAR?

                        Evergreen Micro Cap Fund, Inc. recorded its second
NAME STEPHEN A. LIEBER  highest annual return since its inception in 1983. For
TENURE: JANUARY 1996    the fiscal year that ended on September 30, 1997, the
                        Fund's Y Class Shares had a total return of 54.64%. This
                        result was a strong achievement in both absolute and
(Photo of               relative terms, as it exceeded the market averages and
Edwin D. Miska)         peer group comparisons by wide margins. The Russell 2000
                        Index returned 33.19% and the Lipper Micro- Cap Average
NAME EDWIN D. MISKA     of 42 similar funds returned 38.93% for the same period.
TENURE: JANUARY 1996    During the same one-year period, Class A Shares
had a total return of 54.13%, Class B Shares had a return of 53.13% and Class C Shares had a return of 53.07%. These performance figures were without deduction of any sales charge, if applicable.

HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT STRATEGY?

The Fund focuses on careful selection of the stocks of very small companies, frequently called micro cap companies. To better describe the types of companies in which the Fund invests, the name of the Fund was changed to Evergreen Micro Cap Fund, Inc. on October 31, 1997. We use a thorough quantitative, fundamental and valuation review, coupled with a discipline to sell issues which no longer meet the standards for continued investment. We believe the selection of well managed, high quality issues with consistent records of profitability and revenue and earnings growth has served the Fund well. We also emphasize select areas that we believe benefit from macro-economic changes, such as industry consolidation. The consolidation trend has led to a brisk pace of takeover or merger proposals affecting the Fund's holdings. The Fund saw 15 of its holdings receive offers during the fiscal year, many at significant premiums to their stock prices.



(Chart appears here with the following plot points.)

              TOP 10 HOLDINGS                        AS OF 9/30/97
           AS A PERCENTAGE OF NET ASSETS


           Badger Meter, Inc.                            3.4%
           Alcide Corp.                                  2.8%
           Analytical Surveys, Inc.                      2.3%
           Del Laboratories, Inc.                        2.3%
           First Years, Inc. (The)                       2.2%
           General Employment Enterprises, Inc.          1.8%
           Met-Pro Corp.                                 1.8%
           RPC, Inc.                                     1.8%
           West Coast Bancorp, Inc. (Ore.)               1.8%
           Virginia First Financial Corp.                1.7%


WHAT WERE SOME OF THE COMPANIES THAT HELPED THE PERFORMANCE OF THE FUND?

The Fund benefited from a broad-based strength. Twenty-eight holdings had appreciated more than 50% during the year, with nine returning more than 100%.
  The top-performing stock was Badger Meter, Inc., a manufacturer of water and industrial fluid metering devices, which had a 210.0% return during the year. This was followed by Alcide Corp., a biotechnology firm specializing in anti-microbial products, with a return of 155.3%; and RPC, Inc., a company involved in both oil field services and the manufacture of pleasure boats, which had a return of 143.6% during the year. Other significant contributors were FPIC Insurance Group, Inc., which is involved in medical malpractice insurance and which rose 121.7% during the year; and WSFS Financial, a Delaware-based savings and loan association which had a return of 118.7% for the Fund.
  Each of the Fund's top 10 holdings was a strong contributor to the Fund. Badger, Alcide and RPC were the Fund's largest, and second and eighth largest holdings, respectively, at the end of the fiscal period. Other top ten holdings and their performance during the year were: Analytical Surveys, Inc., up 108.1%; The First Years, Inc., which rose 99.4%; West Coast Bancorp, which rose 97.1%; Del Laboratories, Inc., which rose 80.8%; Virginia First Financial Corp., which rose 74.5%; General Employment Enterprises, Inc., which rose 56.2%; and Met-Pro Corp., which rose 49.5%.

                                    EVERGREEN
                               MICRO CAP FUND, INC.

(Pine cone logo
appears here.)------------------------------------------------------------


  Damage from disappointing stocks was kept at a minimum as we attempted to weed out underperforming issues at the first signs of trouble. As a result, only eight out of 116 holdings at the end of the fiscal year showed negative performance for the 12 months.




           INDUSTRY ALLOCATION                           AS OF 9/30/97
           AS A PERCENTAGE OF NET ASSETS


           Industrial Specialty Products & Services             17.3%
           Banks                                                12.0%
           Information Services & Technology                    11.4%
           Healthcare Products & Services                       10.7%
           Business Equipment & Services                         7.9%


WHAT INDUSTRIES AND SECTORS PARTICULARLY HELPED PERFORMANCE?

The Fund is well diversified. At the end of the fiscal year, 19 different industry groups were represented in the portfolio. Two of the largest and best performing areas were banks and thrift institutions. Banks, representing 12.0% of the Fund, rose 63.3% during the year. Thrift institutions, which represented 5.8% of the portfolio, rose 64.0%. The Fund has emphasized these areas both because of their growth and on-going consolidation. Consolidation particularly affected four portfolio companies that received takeover offers during the year:
Premier Bankshares Corp., Virginia First Financial, Peoples Savings Financial Corp. and Norwich Financial Corp.
  Other industries that contributed to overall performance included: Electrical equipment and services were up 77.0%; information services and technology increased by 67.9%; industrial specialty products and services increased 62.1%; healthcare products and services were up 61.1%; and finance and insurance increased 53.9%. Sub-par results were in textiles and apparel, down by 0.8%; and retailing and wholesale, which had a positive 3.4% return.

INVESTMENTS IN POTENTIAL MERGER AND ACQUISITION TARGETS HAVE TRADITIONALLY HELPED THE FUND. HOW IMPORTANT WAS THIS DURING THE PAST YEAR?

The Fund continued to benefit from the long-term trend of larger companies acquiring specialty businesses with strong franchises, markets, products and services. As we indicated earlier, 15 of the Fund's holdings were subject to acquisition or merger offers during the year. Of the eight completed transactions, the average gain to the portfolio was 66.0%. Since the Fund's inception on June 1, 1983, 91 portfolio companies have been involved in either pending or completed transactions. The average gain to the portfolio over the years is 60.9%.
  We have consistently believed that acquisitions of relatively undervalued, well managed and consistently profitable small companies will continue as the larger companies seek ways to enhance their overall positions and competitiveness. During a period of low inflation, strong internal growth is harder to achieve. We expect companies will continue to use acquisitions as ways to increase both revenues and profits.

WHAT IS YOUR OUTLOOK?

We believe those companies that consistently demonstrate sustained, vigorous growth will achieve superior performance. We continue to see opportunities. We think micro capitalization stocks remain largely undervalued, and present outstanding growth opportunities because of their innovation and entrepreneurial character.

Funds that invest in stocks of small companies, also called small-cap stocks, involve certain risks and, therefore, may not be appropriate for all investors. Although they may offer the potential for greater long-term returns, they also may experience greater price volatility due to their limited focus on a particular industry, market, product, or service, or because they invest in smaller, less established companies.

                                    EVERGREEN
                           U.S. REAL ESTATE EQUITY FUND

-------------------------------------------------------(Pine trees logo appears here.)

                                FUND-AT-A-GLANCE
                            As of September 30, 1997

                        CLASS A  CLASS B  CLASS C  CLASS Y
INCEPTION DATE          3/10/95  3/7/95   7/12/95  9/1/93
----------------------------------------------------------
1-YEAR PERFORMANCE
1 year w/o sales charge 78.28%   76.87%   76.89%    78.79%
1 year w/sales charge   69.81%   71.87%   75.89%    78.79%
1 year dividends per
  share                 $0.26    $0.20    $0.23    $0.28
1 year capital gains
  per share             $1.58    $1.58    $1.58    $1.58

AVERAGE ANNUAL RETURNS
3 years                    --       --       --    33.65%
Since Inception         40.28%   41.25%   39.24%   24.09%


CUMULATIVE RETURNS
3 years                    --       --       --    138.72%
Since Inception         138.19%  143.15%  108.86%  141.63%

OBJECTIVE
------------------------------------------------------------
Evergreen U.S. Real Estate Equity Fund seeks long-term growth of capital.

STRATEGY
------------------------------------------------------------
The Fund invests primarily in stocks of domestic companies that are involved in various aspects of the real estate industry in the United States. These include real estate investment trusts (REIT's), companies with substantial real estate holdings and companies whose products and services are related to the real estate industry.

PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
Total Net Assets                                 $27 million
Number of issues:                                         49
Number of industries:                                      9

(Chart appears here with the following plot points.)


Comparison of change in value of a $10,000 investment in Evergreen U.S. Real Estate Equity Fund Class A, the Wilshire
Real Estate Index, S&P 500 and the Consumer Price Index.



			3/10/95		3/95	9/95	3/96	9/96	3/97	9/97

Class A Shares		9525		9617	11810	12963	13360	16023	23819
CPI			10000		10033	10153	10318	10457	10604	10677
WREI			10000		10057	10989	11818	13118	15774	18549
S&P 500	        	10000		10295	12172	13596	14644	16291	20565




Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The Wilshire Real Estate Index and S&P 500 Index are unmanaged market indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index (CPI) is through September 30, 1997.


LONG-TERM GROWTH
------------------------------------------------------------

(Chart appears here with the following plot points.)


Growth of an investment in
Evergreen U.S. Real Estate Equity Fund, Class A


		3/10/95	3/95	9/95	3/96	9/96	3/97	9/97
Dividend
Reinvestment	9525	9618	11811	12963	13360	16023	23819
Initial
Investment	9525	9618	11811	12535	12917	13455	20001


A $10,000 investment in Evergreen U.S. Real Estate Equity Fund, Class A made on March 10, 1995 with all distributions reinvested was worth $23,819 on September 30, 1997. Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class.

                                    EVERGREEN
                          U.S. REAL ESTATE EQUITY FUND

(Pine trees
logo appears here.)---------------------------------------------------


                          PORTFOLIO MANAGER INTERVIEW

(Photo of               HOW DID THE FUND DO DURING
Samuel A. Lieber        THE FISCAL YEAR?
appears here.)          For the fiscal year ended September 30, 1997, the Fund's
                        Y Class Shares had a total return of 78.79%. Not only
SAMUEL A. LIEBER        was it the top-performing Real Estate Fund (of 56 funds)
                        for the one year period, it was number three among all 352 Sector Funds during this period, according to Lipper Analytical Services, Inc., an independent monitor of mutual funds.1 The Evergreen U.S. Real Estate Equity Fund, Class Y, also was the seventh best performing mutual fund of all 4,605 mutual funds in all categories tracked by Lipper for the one year period that ended on September 30, 1997.1 During the same period, Class A Shares had a total return of 78.28%, Class B Shares had a total return of 76.87% and Class C Shares had a total return of 76.89%. These performance figures were without deduction of any sales charges, if applicable.
  It should be noted that the Fund was also number one out of 18 real estate funds for the past three years, providing an average annual return of 33.65%, according to Lipper1. For comparative purposes, the benchmark Wilshire Real Estate Securities Index gained 41.41% for the past one year, and had an average annual return of 22.30% for the past three years.

WHAT ACCOUNTED FOR THIS YEAR'S STRONG PERFORMANCE?

There were several factors. First, a favorable investment environment of modest growth, restrained inflation and declining interest rates has been a very good climate for both real estate and stock investments. Second, we made some timely investment decisions in real estate investment trusts (REITs). Third, we concentrated in the hotel, office and homebuilding sectors, where the fundamentals are strongest.
  As a general rule, real estate is a late cycle performer. It tends to lag the economic cycle. Generally, this sector will show superior returns late in the economic cycle, and this proved to be true during the past year. For example, industry consolidation has occurred because many stocks were cheap relative to underlying or future value. Eight of the Fund's holdings received and/or agreed to buyout proposals during the fiscal year, typically providing enhanced returns for the Fund. The emphasis on value also led to strong performance in holdings where the stock market was slow to perceive value. This was most notable in the homebuilding sector, which has been cheap by historical measures, as we noted in both the Fund's 1995 and 1996 annual reports. Such "value" investments can take time to produce results, and in fact were a drag on performance during the calendar year 1996, before contributing this year.


(Chart appears here with the following plot points.)

           SECTOR ALLOCATION                              AS OF 9/30/97
           AS A PERCENTAGE OF NET ASSETS

           Lodging/Hotels                                        31.5%
           Office-Industrial Buildings                           28.3%
           Homebuilders                                          16.7%
           Misc. Real Estate Companies                           10.9%


WERE THERE ANY NOTABLE TRENDS OR INDUSTRY
DEVELOPMENTS THAT HAVE HELPED PRODUCE THIS
PERFORMANCE?

The hotel and office sectors have benefited from strong demand and a lack of significant new supply. After industry overbuilding in the late 1980s and early 1990s, there has been little investment in new buildings. Sustained economic growth has stimulated business and leisure demand for hotel rooms. Strong tenant demand gives office landlords significant pricing power and the prospect of rising profit margins. Homebuilders have similarly benefited from strong demand, low inventory levels, and great affordability, which have produced record levels of home ownership.

---------------
1 Lipper Analytical Services, Inc. is an independent mutual fund rating company. The rankings are based on total return and do not include the effect of a sales charge. The Fund's Class A shares ranked 2 out of 18 Real Estate Funds for the one year ending September 30, 1997. The Fund's Class A shares ranked 4 out of the 352 Sector Funds for the one year period ending September 30, 1997 and number 8 of the 4,605 mutual funds.

                                    EVERGREEN
                           U.S. REAL ESTATE EQUITY FUND

--------------------------------------------------------(Pine trees logo appears here.)


A MAJOR EMPHASIS OF THE FUND HAS BEEN IN REAL ESTATE INVESTMENT TRUSTS (REITS), WHICH ACCOUNTED FOR 52.3% OF PORTFOLIO ASSETS AT THE END OF THE FISCAL YEAR. HOW DID THEY DO?

As I mentioned earlier, we made some good decisions about when to buy and sell some REITs. A REIT is a corporate structure that is most efficient at distributing real estate income, but is not ideal for maximizing asset appreciation or generating high returns on equity. However, the high dividend yields of REITs and stable prospective income give these stocks defensive qualities. In the wake of a slump in technology stocks in July of 1996, investors sought out sectors with more reliable earnings, which created new interest in REITs. REITs were the top-performing group in the stock market during the fourth quarter of 1996. However, after such outperformance, we became concerned that prices had jumped too far ahead of the intrinsic value of these investments, so we cut back on a number of holdings. This proved fortunate, as rising interest rates hurt high-flying REITs' prices. Then, in April, we started to buy back selected REITs at attractive values, sometimes 15% to 20% below prior highs. This enabled the Fund to again benefit as REITs rallied into September.
  Among the top-performing REITs were holdings in Patriot American Hospitality, Starwood Lodging Trust, Crescent Real Estate, Sunstone Hotel Investors, and Apartment Investment and Management Company (AIMCO). Patriot American, Starwood and Crescent were all examples of companies that we had owned, then sold or substantially reduced our investments, and then bought back again after the slump in REITs.

WHAT OTHER AREAS HELPED THE FUND'S PERFORMANCE?

In addition to REITS and homebuilders, the Fund also invests in real estate operating companies (REOCs). At the end of the fiscal year, 27.9% of the portfolio was invested in real estate operating companies and 16.7% in homebuilding companies.
  Unlike REITs, these companies are not constrained by regulations that could limit entrepreneurial activity or opportunity. The Fund's 27.9% concentration in REOCs did well, albeit somewhat less so than homebuilders and REITs for the 12 months. Among the better performing companies in the portfolio were Grubb & Ellis, which until this year was the only publicly listed real estate broker, and two hotel companies: Wyndham Hotels and Homegate Hospitality, both of which have agreed to be acquired by larger companies.

(Chart appears here with the following plot points.)


           TOP 10 HOLDINGS                                  AS OF 9/30/97
           AS A PERCENTAGE OF NET ASSETS


           US Home Corp.                                          5.2%
           Crossman Communities, Inc.                             4.1%
           Equity Office Properties Trust                         3.7%
           Starwood Lodging Trust                                 3.6%
           Asset Investors Corp.                                  3.6%
           Forest City Enterprises, Inc.                          3.2%
           Patriot Amercian Hospitality, Inc.                     3.2%
           Kilroy Realty Corp.                                    3.1%
           Sunstone Hotel Investors, Inc.                         2.9%
           Crescent Operating, Inc.                               2.9%


  The Fund's 16.7% holding in homebuilding stocks produced the strongest return during the 12 months. This is an industry that is being favorably revalued by the market, with a positive impact on the Fund's performance. In the past, homebuilding industry stocks were held back because of the perception that earnings fluctuated dramatically as they moved through the economic cycle. Today's extended growth cycle, however, is unlike the pattern of the 1970s and 1980s, and has led to a revaluation of homebuilding stocks. They are no longer seen as "boom or bust" stocks, but are being valued for their increasingly stable earnings. Nonetheless, these stocks are still selling at a discount to their historic price/earnings ratio in relation to the S&P 500, and at little or no premium to book value.
  Among the homebuilding stocks that performed especially well were Pacific Greystone, which was up 91.6% for the year, and Continental Homes, which added 65.8%. Both received takeover bids. Pacific

                                    EVERGREEN
                           U.S. REAL ESTATE EQUITY FUND

(Pine trees
logo appears here.)---------------------------------------------------


Greystone will be acquired by Lennar, while Continental Homes has put itself up for auction after having received a private offer.

WHAT IS YOUR OUTLOOK?
We have a positive outlook, although we do not expect the kind of returns in the next year that we had this past year. We are a little more cautious because many real estate stocks are trading too far above their fundamental values. We still see selected values and growth opportunities, however, that could provide relative outperformance. In general, we expect continued modest economic growth and low inflation through the end of the decade. When these factors are combined with a healthy real estate industry with its late-cycle pattern of performance, we see the potential for sustained, positive relative performance.

                                    EVERGREEN
                                    OMEGA FUND

---------------------------------------------------------(Pine tree logo appears here.)


                                FUND-AT-A-GLANCE
                            As of September 30, 1997

                       CLASS A   CLASS B  CLASS C  CLASS Y
INCEPTION DATE         4/29/68   8/2/93   8/2/93   1/13/97
----------------------------------------------------------
1-YEAR PERFORMANCE
1 year w/o sales
  charge                26.61%    25.45%   25.41%      --
1 year w/sales
  charge                20.60%    20.45%   24.41%      --
1 year dividends per
  share                    --        --       --       --
1 year capital gains
  per share             $0.85     $0.85    $0.85    $0.85

AVERAGE ANNUAL RETURNS
3 years                 20.27%    20.45%   21.10%      --
5 years                 16.86%       --       --       --
10 years                14.31%       --       --       --
Since Inception         13.24%    15.45%   15.78%      --

CUMULATIVE RETURNS
3 years                 73.98%    74.74%   77.58%      --
5 years                117.93%       --       --       --
10 years               280.78%       --       --       --
Since Inception       3,792.31%   81.98%   84.14%   18.60%

OBJECTIVE
------------------------------------------------------------
The Evergreen Omega Fund seeks maximum capital growth by investing in a diversified portfolio of small, medium and large company stocks.

STRATEGY
------------------------------------------------------------
The Fund invests in companies with demonstrated and projected superior earnings growth. To determine this, the Fund identifies industries that are growing faster than the economy and then seeks companies within those industries that offer greater earnings growth than the S & P 500 and industry or product leadership.

PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
Total Net Assets                                $289 million
Number of issues:                                         61
Number of industries:                                     22


(Chart appears here with the following plot points.)


Comparison of change in value of a $10,000 investment in Evergreen Omega Fund, Class A, the S&P 500 and the
Consumer Price Index.


			9/87	9/89	9/91	9/93	9/95	9/97

Class A Shares		9525	11434	15726	22234	26629	38078
CPI			10000	10871	11932	12618	13323	14010
S&P 500	        	10000	10970	13054	16372	22018	37201



Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The S&P 500 Index is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index (CPI) is through September 30, 1997.

LONG-TERM GROWTH
------------------------------------------------------------

(Chart appears here with the following plot points.)


Growth of an investment in
Evergreen Omega Fund, Class A



		9/87	9/89	9/91	9/93	9/95	9/97

Dividend
Reinvestment	9525	11434	15726	22234	26629	38078
Initial
Investment	9525	9788	10145	10310	10343	12449


A $10,000 investment in Evergreen Omega Fund, Class A made on September 30, 1987 with all distributions reinvested was worth $38,078 on September 30, 1997. Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class.

                                    EVERGREEN
                                    OMEGA FUND

(Pine tree
logo appears here.)------------------------------------------------------


                          PORTFOLIO MANAGER INTERVIEW

(Photo of               HOW DID THE FUND PERFORM DURING
Maureen E.              THE TWELVE MONTH PERIOD
Cullinane               THAT ENDED SEPTEMBER 30, 1997?
appears here.)          During the twelve month period, the Fund's Class A
                        shares returned 26.61%, Class B shares generated a
MAUREEN E. CULLINANE    25.45% return, and Class C shares proTENURE: APRIL 1989
                        duced a 25.41% return. In comparison, the Standard &
Poor's 500 Index (S&P 500), a highly followed stock index composed of 500 common stocks, generated a 37.4% return for the same period.
  Please note that we have changed the Fund's fiscal year end from December 31 to September 30. We have placed all of the domestic growth funds in the same fiscal year cycle in order to streamline and increase the efficiency of fund administration. The next report you receive will be a semi-annual report for the period ending March 31, 1998, which you should receive in May 1998.

WHAT WAS THE ECONOMIC ENVIRONMENT LIKE DURING THE TWELVE MONTHS?

The economic environment was positive for stocks during the twelve months. Economic growth was moderate, inflation remained under control, and interest rates, despite some short-term fluctuations, were relatively stable. Against this backdrop, stocks generated strong gains. For most of the year, the stocks of large U.S. companies were market leaders. During the last three months of the period, however, slower growth overseas and a stronger U.S. dollar translated into disappointing earnings projections for large companies, and their stock prices lost ground. At the same time, small and mid size company stocks, which had lagged their large cap counterparts for more than two years, began to rise.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We invested in a variety of large, small and medium size companies. Our primary focus, however, was on companies that have proven records of consistent earnings growth, regardless of market capitalization. We believe that establishing a nucleus of such companies within the portfolio reduced the Fund's volatility and produced relatively consistent performance over time. Approximately 55% of the Fund's net assets were invested in large company stocks.

HOW DO YOU SELECT STOCKS FOR THE PORTFOLIO?

We choose companies on a case-by-case basis. We seek businesses that have good earnings growth, strong management, industry leadership and products or services that give them a competitive edge. We search for companies in all industries and economic sectors. During the past twelve months, financial, healthcare, energy, business services, technology and capital goods sectors have been represented in your Fund's portfolio.


(Chart appears here with the following plot points.)

           TOP 10 HOLDINGS                                 AS OF 9/30/97
           AS A PERCENTAGE OF NET ASSETS


           Warner-Lambert Co.                                    3.3%
           EMC Corp.                                             2.8%
           General Electric Co.                                  2.7%
           Texas Instruments, Inc.                               2.6%
           ENSCO International, Inc.                             2.5%
           SLM Holding Corp.                                     2.4%
           Motorola, Inc.                                        2.4%
           Travelers Group, Inc.                                 2.3%
           Greenpoint Financial Corp.                            2.3%
           International Business Machines Corp.                 2.2%


FINANCE STOCKS HAVE BEEN A CONTINUING THEME IN THE PORTFOLIO. WHY WERE THESE STOCKS ATTRACTIVE?

When we refer to finance stocks, we include banks, insurance companies and other financial institutions. On September 30, l997 nearly 21.3% of the portfolio's net assets were invested in finance stocks. Within this group, banks have rebounded from the early 1990s, a period in which many financial institutions were crippled by bad loans. Financial companies (banks in particular) have ridden a wave of mergers, low interest rates and productivity-enhancing technology to outstanding gains. We invested in large banks, such as BankBoston, and smaller institutions such as Coast Savings, a California savings and loan. Among other financial institutions, we favored American Express, which is benefitting from increased demand for credit card, travel and financial services. In the insurance area, we added Travelers to the portfolio, a

                                    EVERGREEN
                                    OMEGA FUND


---------------------------------------------------------(Pine tree logo appears here.)




company that is expanding its business through acquisitions. Travelers owns Smith Barney brokerage and will acquire Salomon Brothers, a move that should increase the company's global presence.
AT 13.9% ON SEPTEMBER 30, 1997, PHARMACEUTICAL AND HEALTHCARE STOCKS COMPOSED THE FUND'S SECOND LARGEST SECTOR WEIGHTING. WHY DID YOU EMPHASIZE THESE TYPES OF STOCKS?

We favored pharmaceutical companies with strong product pipelines or the ability to develop and introduce successful new products over time. We invested in companies that we believed were attractively priced and that have the potential to increase their earnings going forward. Our holdings have included Pfizer, Warner-Lambert and Eli Lilly & Co. Among healthcare products and services companies, we added HBO, a healthcare software company that produces nurses stations and patient monitoring devices. We also added Health Management Associates, a rural hospital chain, to the portfolio. In this part of the healthcare sector, we sought companies whose products and services have the potential to enhance productivity and reduce healthcare costs.

(chart appears here with the following plot points.)


           INDUSTRY ALLOCATION                             AS OF 9/30/97
           AS A PERCENTAGE OF NET ASSETS


           Finance & Insurance                                  12.4%
           Banks                                                 8.9%
           Oil Field Services                                    7.7%
           Pharmaceuticals                                       7.4%
           Healthcare Products & Services                        6.5%


WHERE ELSE DID YOU FIND OPPORTUNITY?

Throughout the twelve month period, energy services companies were strong contributors to your Fund's performance. They accounted for 7.7% of the portfolio's net assets. Energy services companies supply major oil and gas corporations with the drilling rigs, boats and other equipment needed to explore and produce oil and gas. Energy services companies are benefitting from a strong growth trend in exploration that has been triggered by dwindling reserves and increased worldwide energy demand.

WHAT IS YOUR OUTLOOK?

As we look toward 1998, we find ourselves in one of the most positive investment environments in memory, with moderate economic growth, stable-to-falling interest rates, solid corporate profits, liquidity in the markets and low inflation. In addition, investors continue to put money into the equity markets, fueling strong demand for stocks in general. We believe that as long as inflation remains under control, interest rates can remain relatively stable and the favorable environment for stocks can continue.
  However, we approach 1998 with a degree of caution. U.S. stocks have made very strong gains over the past couple of years, valuations are high, and the market is vulnerable to profit-taking. The recent market correction, although painful, was healthy in that it reduced stock valuations to more reasonable levels. While we anticipate greater volatility in the market, we consider market corrections as opportunities to buy good growth stocks at more favorable prices.

                                    EVERGREEN
                                  EVERGREEN FUND


(Pine tree
logo appears here.)------------------------------------------------------



                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                YEAR ENDED SEPTEMBER 30,
                                                                                               --------------------------
                                                                                                  1997|            1996
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................     $    17.64       $ 15.55
                                                                                               ------------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................................................           0.11          0.12
Net realized and unrealized gain on investments.............................................           5.71          2.61
                                                                                               ------------       -------
Total from investment operations............................................................           5.82          2.73
                                                                                               ------------       -------
LESS DISTRIBUTIONS FROM
Net investment income.......................................................................          (0.09)        (0.06)
Net realized gain on investments............................................................          (0.41)        (0.58)
                                                                                               ------------       -------
Total distributions.........................................................................          (0.50)        (0.64)
                                                                                               ------------       -------
NET ASSET VALUE END OF YEAR.................................................................     $    22.96       $ 17.64
                                                                                               ------------       -------
Total return +..............................................................................          33.72%        18.07%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................           1.40%         1.45%
  Total expenses, excluding indirectly paid expenses........................................           1.40%          N/A
  Total expenses, excluding fee waivers & expense reimbursements............................            N/A           N/A
  Net investment income.....................................................................           0.58%         0.63%
Portfolio turnover rate.....................................................................             12%           15%
Average commission rate paid per share......................................................     $   0.0577       $0.0603
NET ASSETS END OF YEAR (MILLIONS)...........................................................     $      161       $    87


                                                                                              1995*
--------------------------------------------------------------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................  $11.97
                                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................................................    0.01
Net realized and unrealized gain on investments.............................................    3.57
                                                                                              ------
Total from investment operations............................................................    3.58
                                                                                              ------
LESS DISTRIBUTIONS FROM
Net investment income.......................................................................       0
Net realized gain on investments............................................................       0
                                                                                              ------
Total distributions.........................................................................       0
                                                                                              ------
NET ASSET VALUE END OF YEAR.................................................................  $15.55
                                                                                              ------
Total return +..............................................................................   29.91%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................    1.70%++
  Total expenses, excluding indirectly paid expenses........................................     N/A
  Total expenses, excluding fee waivers & expense reimbursements............................    1.75%++
  Net investment income.....................................................................    0.13%++
Portfolio turnover rate.....................................................................      19%
Average commission rate paid per share......................................................     N/A
NET ASSETS END OF YEAR (MILLIONS)...........................................................  $   29

 | Calculated based on average shares outstanding throughout the period.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
 * For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.

                                                                                                YEAR ENDED SEPTEMBER 30,
                                                                                               --------------------------
                                                                                                  1997|            1996
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................     $    17.49       $ 15.48
                                                                                               ------------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.........................................................................          (0.03)        (0.03)
Net realized and unrealized gain on investments.............................................           5.64          2.64
                                                                                               ------------       -------
Total from investment operations............................................................           5.61          2.61
                                                                                               ------------       -------
LESS DISTRIBUTIONS FROM
Net investment income.......................................................................              0         (0.02)
Net realized gain on investments............................................................          (0.41)        (0.58)
                                                                                               ------------       -------
Total distributions.........................................................................          (0.41)        (0.60)
                                                                                               ------------       -------
NET ASSET VALUE END OF YEAR.................................................................     $    22.69       $ 17.49
                                                                                               ------------       -------
Total return +..............................................................................          32.69%        17.29%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................           2.15%         2.18%
  Total expenses, excluding indirectly paid expenses........................................           2.15%          N/A
  Total expenses, excluding fee waivers & expense reimbursements............................            N/A           N/A
  Net investment loss.......................................................................          (0.16%)       (0.10%)
Portfolio turnover rate.....................................................................             12%           15%
Average commission rate paid per share......................................................     $   0.0577       $0.0603
NET ASSETS END OF YEAR (MILLIONS)...........................................................     $      503       $   254


                                                                                              1995*
--------------------------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................  $11.97
                                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.........................................................................   (0.02)
Net realized and unrealized gain on investments.............................................    3.53
                                                                                              ------
Total from investment operations............................................................    3.51
                                                                                              ------
LESS DISTRIBUTIONS FROM
Net investment income.......................................................................       0
Net realized gain on investments............................................................       0
                                                                                              ------
Total distributions.........................................................................       0
                                                                                              ------
NET ASSET VALUE END OF YEAR.................................................................  $15.48
                                                                                              ------
Total return +..............................................................................   29.32%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................    2.32%++
  Total expenses, excluding indirectly paid expenses........................................     N/A
  Total expenses, excluding fee waivers & expense reimbursements............................    2.34%++
  Net investment loss.......................................................................   (0.48%)++
Portfolio turnover rate.....................................................................      19%
Average commission rate paid per share......................................................     N/A
NET ASSETS END OF YEAR (MILLIONS)...........................................................  $   74

 | Calculated based on average shares outstanding throughout the period.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
 * For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                  EVERGREEN FUND


---------------------------------------------------------(Pine tree logo appears here.)


                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                YEAR ENDED SEPTEMBER 30,
                                                                                               --------------------------
                                                                                                  1997|            1996
-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................     $    17.47       $ 15.48
                                                                                               ------------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.........................................................................          (0.04)            0
Net realized and unrealized gain on investments.............................................           5.64          2.61
                                                                                               ------------       -------
Total from investment operations............................................................           5.60          2.61
                                                                                               ------------       -------
LESS DISTRIBUTIONS FROM
Net investment income.......................................................................              0         (0.04)
Net realized gain on investments............................................................          (0.41)        (0.58)
                                                                                               ------------       -------
Total distributions.........................................................................          (0.41)        (0.62)
                                                                                               ------------       -------
NET ASSET VALUE END OF YEAR.................................................................     $    22.66       $ 17.47
                                                                                               ------------       -------
Total return +..............................................................................          32.67%        17.29%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................           2.16%         2.14%
  Total expenses, excluding indirectly paid expenses........................................           2.16%          N/A
  Total expenses, excluding fee waivers & expense reimbursements............................            N/A          2.38%
  Net investment loss.......................................................................          (0.18%)       (0.07%)
Portfolio turnover rate.....................................................................             12%           15%
Average commission rate paid per share......................................................     $   0.0577       $0.0603
NET ASSETS END OF YEAR (MILLIONS)...........................................................     $        9       $     6


                                                                                              1995*
--------------------------------------------------------------------------------------------
CLASS C SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................  $11.97
                                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.........................................................................   (0.01)
Net realized and unrealized gain on investments.............................................    3.52
                                                                                              ------
Total from investment operations............................................................    3.51
                                                                                              ------
LESS DISTRIBUTIONS FROM
Net investment income.......................................................................       0
Net realized gain on investments............................................................       0
                                                                                              ------
Total distributions.........................................................................    0.00
                                                                                              ------
NET ASSET VALUE END OF YEAR.................................................................  $15.48
                                                                                              ------
Total return +..............................................................................   29.32%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................    2.12%++
  Total expenses, excluding indirectly paid expenses........................................     N/A
  Total expenses, excluding fee waivers & expense reimbursements............................    5.31%++
  Net investment loss.......................................................................   (0.31%)++
Portfolio turnover rate.....................................................................      19%
Average commission rate paid per share......................................................     N/A
NET ASSETS END OF YEAR (MILLIONS)...........................................................  $    2

 | Calculated based on average shares outstanding throughout the period.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
 * For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                  EVERGREEN FUND


(Pine tree
logo appears here.)------------------------------------------------------


                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                            YEAR ENDED SEPTEMBER 30,
                                                                                   -------------------------------------------
                                                                                      1997|         1996       1995      1994
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR...............................................     $    17.71    $ 15.59    $14.62    $14.46
                                                                                   ------------    -------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...........................................................           0.16       0.24      0.10      0.07
Net realized and unrealized gain (loss) on investments..........................           5.73       2.55      3.10      0.79
                                                                                   ------------    -------    ------    ------
Total from investment operations................................................           5.89       2.79      3.20      0.86
                                                                                   ------------    -------    ------    ------
LESS DISTRIBUTIONS FROM
Net investment income...........................................................          (0.12)     (0.09)    (0.07)    (0.09)
Net realized gain on investments................................................          (0.41)     (0.58)    (2.16)    (0.61)
                                                                                   ------------    -------    ------    ------
Total distributions.............................................................          (0.53)     (0.67)    (2.23)    (0.70)
                                                                                   ------------    -------    ------    ------
NET ASSET VALUE END OF YEAR.....................................................     $    23.07    $ 17.71    $15.59    $14.62
                                                                                   ------------    -------    ------    ------
Total return....................................................................          34.08%     18.43%    26.79%     6.16%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................................................................           1.15%      1.15%     1.16%     1.13%
  Total expenses, excluding indirectly paid expenses............................           1.15%       N/A       N/A       N/A
  Interest expense..............................................................            N/A        N/A      0.06%     0.09%
  Net investment income.........................................................           0.80%      0.93%     0.53%     0.40%
Portfolio turnover rate.........................................................             12%        15%       19%       19%
Average commission rate paid per share..........................................     $   0.0577    $0.0603       N/A       N/A
NET ASSETS END OF YEAR (MILLIONS)...............................................     $    1,104    $   841    $  612    $  526


                                                                                   1993
--------------------------------------------------------------------------------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR...............................................  $13.10
                                                                                  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...........................................................    0.09
Net realized and unrealized gain (loss) on investments..........................    1.96
                                                                                  ------
Total from investment operations................................................    2.05
                                                                                  ------
LESS DISTRIBUTIONS FROM
Net investment income...........................................................   (0.07)
Net realized gain on investments................................................   (0.62)
                                                                                  ------
Total distributions.............................................................   (0.69)
                                                                                  ------
NET ASSET VALUE END OF YEAR.....................................................  $14.46
                                                                                  ------
Total return....................................................................   15.83%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................................................................    1.11%
  Total expenses, excluding indirectly paid expenses............................     N/A
  Interest expense..............................................................    0.01%
  Net investment income.........................................................    0.60%
Portfolio turnover rate.........................................................      21%
Average commission rate paid per share..........................................     N/A
NET ASSETS END OF YEAR (MILLIONS)...............................................  $  657

                                                                                          YEAR ENDED SEPTEMBER 30,
                                                                               -----------------------------------------------
                                                                              1992      1991      1990       1989     1988*
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES (continued)
NET ASSET VALUE BEGINNING OF YEAR............................................  $13.32    $ 9.66    $ 14.01    $12.47    $15.12
                                                                               ------    ------    -------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income........................................................    0.09      0.17       0.24      0.32      0.21
Net realized and unrealized gain (loss) on investments.......................    0.55      3.93      (3.62)     1.99     (1.05)
                                                                               ------    ------    -------    ------    ------
Total from investment operations.............................................    0.64      4.10      (3.38)     2.31     (0.84)
                                                                               ------    ------    -------    ------    ------
LESS DISTRIBUTIONS FROM
Net investment income........................................................   (0.17)    (0.18)     (0.36)    (0.21)    (0.25)
Net realized gain on investments.............................................   (0.69)    (0.26)     (0.61)    (0.56)    (1.56)
                                                                               ------    ------    -------    ------    ------
Total distributions..........................................................   (0.86)    (0.44)     (0.97)    (0.77)    (1.81)
                                                                               ------    ------    -------    ------    ------
NET ASSET VALUE END OF YEAR..................................................  $13.10    $13.32    $  9.66    $14.01    $12.47
                                                                               ------    ------    -------    ------    ------
Total return.................................................................    5.19%    43.74%    (25.38%)   19.99%    (1.87%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.............................................................    1.13%     1.15%      1.15%     1.11%     1.03%
  Interest expense...........................................................     N/A       N/A        N/A       N/A       N/A
  Net investment income......................................................    0.56%     1.45%      1.83%     2.46%     1.70%
Portfolio turnover rate......................................................      32%       35%        39%       40%       42%
Average commission rate paid per share.......................................     N/A       N/A        N/A       N/A       N/A
NET ASSETS END OF YEAR (MILLIONS)............................................  $  772    $  755    $   525    $  867    $  751

| Calculated based on average shares outstanding throughout the period.
* Net of expense limitation in fiscal year 1988.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                              AGGRESSIVE GROWTH FUND



---------------------------------------------------------(Pine tree logo appears here.)

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                            YEAR ENDED
                                                                          YEAR ENDED SEPTEMBER 30,          OCTOBER 31,
                                                                     ----------------------------------    -------------
                                                                        1997|         1996       1995*            1994#|
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR.................................     $    21.04    $ 17.37    $ 13.85       $    14.44
                                                                     ------------    -------    -------    -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss...............................................          (0.21)     (0.15)     (0.16)           (0.13)
Net realized and unrealized gain (loss) on investments............           2.65       4.46       3.68            (0.22)
                                                                     ------------    -------    -------    -------------
Total from investment operations..................................           2.44       4.31       3.52            (0.35)
                                                                     ------------    -------    -------    -------------
LESS DISTRIBUTIONS FROM
Net realized gain on investments..................................              0      (0.64)         0            (0.24)
                                                                     ------------    -------    -------    -------------
Total distributions...............................................              0      (0.64)         0            (0.24)
                                                                     ------------    -------    -------    -------------
NET ASSET VALUE END OF YEAR.......................................     $    23.48    $ 21.04    $ 17.37       $    13.85
                                                                     ------------    -------    -------    -------------
Total return +....................................................          11.60%     25.62%     25.42%           (2.42)%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................           1.26%      1.22%      1.47%++          1.25%
  Total expenses, excluding indirectly paid expenses..............           1.25%       N/A        N/A              N/A
  Net investment loss.............................................          (1.05%)    (0.86%)    (1.12%)++         (0.92%)
Portfolio turnover rate...........................................             56%        33%        31%              59%
Average commission rate paid per share............................     $   0.0531    $0.0582        N/A              N/A
NET ASSETS END OF YEAR (THOUSANDS)................................     $  173,982    $96,608    $70,858       $   64,635


                                                                       1993#|           1992#|
------------------------------------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR.................................     $    11.76       $    12.22
                                                                    -------------    -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss...............................................          (0.12)           (0.10)
Net realized and unrealized gain (loss) on investments............           3.06             1.84
                                                                    -------------    -------------
Total from investment operations..................................           2.94             1.74
                                                                    -------------    -------------
LESS DISTRIBUTIONS FROM
Net realized gain on investments..................................          (0.26)           (2.20)
                                                                    -------------    -------------
Total distributions...............................................          (0.26)           (2.20)
                                                                    -------------    -------------
NET ASSET VALUE END OF YEAR.......................................     $    14.44       $    11.76
                                                                    -------------    -------------
Total return +....................................................          25.31%           17.43%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................           1.31%            1.44%
  Total expenses, excluding indirectly paid expenses..............            N/A              N/A
  Net investment loss.............................................          (0.92%)          (0.93%)
Portfolio turnover rate...........................................             48%              46%
Average commission rate paid per share............................            N/A              N/A
NET ASSETS END OF YEAR (THOUSANDS)................................     $   58,053       $   29,302

                                                                                    YEAR ENDED OCTOBER 31,
                                                                       ------------------------------------------------
                                                                          1991#|           1990#|            1989#|
-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (continued)
NET ASSET VALUE BEGINNING OF YEAR...................................      $     7.37       $    11.06       $   7.62
                                                                       -------------    -------------    --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.................................................           (0.08)           (0.04)         (0.11)
Net realized and unrealized gain (loss) on investments..............            5.59            (2.02)          3.55
                                                                       -------------    -------------    --------------
Total from investment operations....................................            5.51            (2.06)          3.44
                                                                       -------------    -------------    --------------
LESS DISTRIBUTIONS FROM
Net realized gain on investments....................................           (0.66)           (1.63)             0
                                                                       -------------    -------------    --------------
Total distributions.................................................           (0.66)           (1.63)             0
                                                                       -------------    -------------    --------------
NET ASSET VALUE END OF YEAR.........................................      $    12.22       $     7.37       $  11.06
                                                                       -------------    -------------    --------------
Total return +......................................................           79.80%          (20.45%)        45.14%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................            1.59%            1.86%          1.78%
  Total expenses, excluding indirectly paid expenses................             N/A              N/A            N/A
  Net investment loss...............................................           (0.71%)          (0.49%)        (1.19%)
Portfolio turnover rate.............................................             108%             100%           120%
Average commission rate paid per share..............................             N/A              N/A            N/A
NET ASSETS END OF YEAR (THOUSANDS)..................................      $   23,509       $   14,325       $ 21,241

                                                                                          YEAR ENDED
                                                                                         DECEMBER 31,
                                                                         1988**#|           1987#|
--------------------------------------------------------------------
CLASS A SHARES (continued)
NET ASSET VALUE BEGINNING OF YEAR...................................      $  7.07          $   8.77
                                                                      ---------------    ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.................................................        (0.21)            (0.11)
Net realized and unrealized gain (loss) on investments..............         0.76             (1.34)
                                                                      ---------------    ------------
Total from investment operations....................................         0.55             (1.45)
                                                                      ---------------    ------------
LESS DISTRIBUTIONS FROM
Net realized gain on investments....................................            0             (0.25)
                                                                      ---------------    ------------
Total distributions.................................................            0             (0.25)
                                                                      ---------------    ------------
NET ASSET VALUE END OF YEAR.........................................      $  7.62          $   7.07
                                                                      ---------------    ------------
Total return +......................................................         7.78%           (16.51%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................         2.02%++           1.57%
  Total expenses, excluding indirectly paid expenses................          N/A               N/A
  Net investment loss...............................................        (1.36%)++         (1.05%)
Portfolio turnover rate.............................................           45%               65%
Average commission rate paid per share..............................          N/A               N/A
NET ASSETS END OF YEAR (THOUSANDS)..................................      $19,900          $ 25,700

 | Calculations based on average shares outstanding throughout the period.
++ Annualized.
 + Initial sales charge or contingent deferred sales charge is not reflected.
 * For the eleven months ended September 30, 1995. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1995.
** For the ten months ended October 31, 1988. The Fund changed its fiscal year end from December 31 to October 31, effective October 31, 1988.
 # Effective June 30, 1995, Evergreen Aggressive Growth Fund, a new series of
   Evergreen Trust, acquired substantially all of the net assets of ABT Emerging Growth Fund. ABT Emerging Growth Fund, which had a fiscal year that ended on October 31 was the accounting survivor in the combination. Accordingly, the information above includes the results of operations of ABT Emerging Growth Fund prior to June 30, 1995.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                              AGGRESSIVE GROWTH FUND


(Pine tree
logo appears here.)------------------------------------------------------


                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                YEAR ENDED SEPTEMBER 30,
                                                                                               --------------------------
                                                                                                  1997|            1996
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................     $    20.89       $ 17.35
                                                                                               ------------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.........................................................................          (0.37)        (0.16)
Net realized and unrealized gain on investments.............................................           2.66          4.34
                                                                                               ------------       -------
Total from investment operations............................................................           2.29          4.18
                                                                                               ------------       -------
LESS DISTRIBUTIONS FROM
Net realized gain on investments............................................................              0         (0.64)
                                                                                               ------------       -------
Total distributions.........................................................................              0         (0.64)
                                                                                               ------------       -------
NET ASSET VALUE END OF YEAR.................................................................     $    23.18       $ 20.89
                                                                                               ------------       -------
Total return +..............................................................................          10.96%        24.88%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................           2.02%         1.98%
  Total expenses, excluding indirectly paid expenses........................................           2.01%          N/A
  Net investment loss.......................................................................          (1.80%)       (1.60%)
Portfolio turnover rate.....................................................................             56%           33%
Average commission rate paid per share......................................................     $   0.0531       $0.0582
NET ASSETS END OF YEAR (THOUSANDS)..........................................................     $   41,167       $21,644


                                                                                              1995*
--------------------------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................  $15.82
                                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.........................................................................   (0.03)
Net realized and unrealized gain on investments.............................................    1.56
                                                                                              ------
Total from investment operations............................................................    1.53
                                                                                              ------
LESS DISTRIBUTIONS FROM
Net realized gain on investments............................................................       0
                                                                                              ------
Total distributions.........................................................................       0
                                                                                              ------
NET ASSET VALUE END OF YEAR.................................................................  $17.35
                                                                                              ------
Total return +..............................................................................    9.67%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................    2.09%++
  Total expenses, excluding indirectly paid expenses........................................     N/A
  Net investment loss.......................................................................   (1.71%)++
Portfolio turnover rate.....................................................................      31%
Average commission rate paid per share......................................................     N/A
NET ASSETS END OF YEAR (THOUSANDS)..........................................................  $2,858

 | Calculations based on average shares outstanding throughout the period.
 * For the period from July 7, 1995 (commencement of class operations) to September 30, 1995.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.

                                                                                                YEAR ENDED SEPTEMBER 30,
                                                                                               --------------------------
                                                                                                  1997|            1996
-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................     $    20.88       $ 17.31
                                                                                               ------------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.........................................................................          (0.36)        (0.15)
Net realized and unrealized gain on investments.............................................           2.64          4.36
                                                                                               ------------       -------
Total from investment operations............................................................           2.28          4.21
                                                                                               ------------       -------
LESS DISTRIBUTIONS FROM
Net realized gain on investments............................................................              0         (0.64)
                                                                                               ------------       -------
Total distributions.........................................................................              0         (0.64)
                                                                                               ------------       -------
NET ASSET VALUE END OF YEAR.................................................................     $    23.16       $ 20.88
                                                                                               ------------       -------
Total return +..............................................................................          10.92%        25.11%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................           2.02%         1.96%
  Total expenses, excluding indirectly paid expenses........................................           2.01%          N/A
  Net investment loss.......................................................................          (1.80%)       (1.57%)
Portfolio turnover rate.....................................................................             56%           33%
Average commission rate paid per share......................................................     $   0.0531       $0.0582
NET ASSETS END OF YEAR (THOUSANDS)..........................................................     $    3,992       $   991


                                                                                              1995*
--------------------------------------------------------------------------------------------
CLASS C SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................  $16.42
                                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.........................................................................   (0.01)
Net realized and unrealized gain on investments.............................................    0.90
                                                                                              ------
Total from investment operations............................................................    0.89
                                                                                              ------
LESS DISTRIBUTIONS FROM
Net realized gain on investments............................................................       0
                                                                                              ------
Total distributions.........................................................................       0
                                                                                              ------
NET ASSET VALUE END OF YEAR.................................................................  $17.31
                                                                                              ------
Total return +..............................................................................    5.42%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................    2.09%++
  Total expenses, excluding indirectly paid expenses........................................     N/A
  Net investment loss.......................................................................   (1.51%)++
Portfolio turnover rate.....................................................................      31%
Average commission rate paid per share......................................................     N/A
NET ASSETS END OF YEAR (THOUSANDS)..........................................................  $  416

 | Calculations based on average shares outstanding throughout the period.
 * For the period from August 3, 1995 (commencement of class operations) to September 30, 1995.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                              AGGRESSIVE GROWTH FUND



---------------------------------------------------------(Pine tree logo appears here.)

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                YEAR ENDED SEPTEMBER 30,
                                                                                               --------------------------
                                                                                                  1997|            1996
-------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................     $    21.09       $ 17.38
                                                                                               ------------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.........................................................................          (0.17)        (0.06)
Net realized and unrealized gain on investments.............................................           2.65          4.41
                                                                                               ------------       -------
Total from investment operations............................................................           2.48          4.35
                                                                                               ------------       -------
LESS DISTRIBUTIONS FROM
Net realized gain on investments............................................................              0         (0.64)
                                                                                               ------------       -------
Total distributions.........................................................................              0         (0.64)
                                                                                               ------------       -------
NET ASSET VALUE END OF YEAR.................................................................     $    23.57       $ 21.09
                                                                                               ------------       -------
Total return................................................................................          11.76%        25.84%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................           1.01%         0.97%
  Total expenses, excluding indirectly paid expenses........................................           1.00%          N/A
  Net investment loss.......................................................................           (.78%)       (0.60%)
Portfolio turnover rate.....................................................................             56%           33%
Average commission rate paid per share......................................................     $   0.0531       $0.0582
NET ASSETS END OF YEAR (THOUSANDS)..........................................................     $   44,384       $25,918


                                                                                              1995*
--------------------------------------------------------------------------------------------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................  $15.79
                                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.........................................................................   (0.01)
Net realized and unrealized gain on investments.............................................    1.60
                                                                                              ------
Total from investment operations............................................................    1.59
                                                                                              ------
LESS DISTRIBUTIONS FROM
Net realized gain on investments............................................................       0
                                                                                              ------
Total distributions.........................................................................       0
                                                                                              ------
NET ASSET VALUE END OF YEAR.................................................................  $17.38
                                                                                              ------
Total return................................................................................   10.07%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................    1.08%++
  Total expenses, excluding indirectly paid expenses........................................     N/A
  Net investment loss.......................................................................   (0.71%)++
Portfolio turnover rate.....................................................................      31%
Average commission rate paid per share......................................................     N/A
NET ASSETS END OF YEAR (THOUSANDS)..........................................................  $1,889

 | Calculations based on average shares outstanding throughout the period.
 * For the period from July 11, 1995 (commencement of class operations) to September 30, 1995.
++ Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                               MICRO CAP FUND, INC.


(Pine cone logo
appears here.)---------------------------------------------------------------



                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                YEAR ENDED SEPTEMBER 30,
                                                                                               --------------------------
                                                                                                  1997|            1996
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................     $    17.31       $ 18.41
                                                                                               ------------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.........................................................................          (0.15)        (0.10)
Net realized and unrealized gain (loss) on investments......................................           9.52         (0.44)
                                                                                               ------------       -------
Total from investment operations............................................................           9.37         (0.54)
                                                                                               ------------       -------
LESS DISTRIBUTIONS FROM
Net realized gain on investments............................................................              0         (0.56)
                                                                                               ------------       -------
Total distributions.........................................................................              0         (0.56)
                                                                                               ------------       -------
NET ASSET VALUE END OF YEAR.................................................................     $    26.68       $ 17.31
                                                                                               ------------       -------
Total return +..............................................................................          54.13%        (2.90%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................           1.79%         1.73%
  Interest expense..........................................................................           0.02%         0.02%
  Total expenses, excluding indirectly paid expenses........................................           1.78%          N/A
  Total expenses, excluding fee waiver & expense reimbursement..............................            N/A          3.08%
  Net investment loss.......................................................................          (0.73%)       (0.52%)
Portfolio turnover rate.....................................................................             59%          160%
Average commission rate paid per share......................................................     $   0.0543       $0.0465
NET ASSETS END OF YEAR (THOUSANDS)..........................................................     $    2,438       $   903


                                                                                              1995*
--------------------------------------------------------------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................  $15.76
                                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.........................................................................   (0.10)
Net realized and unrealized gain (loss) on investments......................................    2.75
                                                                                              ------
Total from investment operations............................................................    2.65
                                                                                              ------
LESS DISTRIBUTIONS FROM
Net realized gain on investments............................................................       0
                                                                                              ------
Total distributions.........................................................................       0
                                                                                              ------
NET ASSET VALUE END OF YEAR.................................................................  $18.41
                                                                                              ------
Total return +..............................................................................   16.81%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................    1.51%++
  Interest expense..........................................................................     N/A
  Total expenses, excluding indirectly paid expenses........................................     N/A
  Total expenses, excluding fee waiver & expense reimbursement..............................    4.33%++
  Net investment loss.......................................................................   (1.03%)++
Portfolio turnover rate.....................................................................      84%
Average commission rate paid per share......................................................     N/A
NET ASSETS END OF YEAR (THOUSANDS)..........................................................  $1,089

 | Calculated based on average shares outstanding throughout the period.
 * For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.

                                                                                                YEAR ENDED SEPTEMBER 30,
                                                                                               --------------------------
                                                                                                  1997|            1996
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................     $    17.07       $ 18.30
                                                                                               ------------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.........................................................................          (0.28)        (0.25)
Net realized and unrealized gain (loss) on investments......................................           9.35         (0.42)
                                                                                               ------------       -------
Total from investment operations............................................................           9.07         (0.67)
                                                                                               ------------       -------
LESS DISTRIBUTIONS FROM
Net realized gain on investments............................................................              0         (0.56)
                                                                                               ------------       -------
Total distributions.........................................................................              0         (0.56)
                                                                                               ------------       -------
NET ASSET VALUE END OF YEAR.................................................................     $    26.14       $ 17.07
                                                                                               ------------       -------
Total return +..............................................................................          53.13%        (3.64%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................           2.59%         2.47%
  Interest expense..........................................................................           0.02%         0.02%
  Total expenses, excluding indirectly paid expenses........................................           2.58%          N/A
  Total expenses, excluding fee waiver & expense reimbursement..............................            N/A          3.26%
  Net investment loss.......................................................................          (1.44%)       (1.28%)
Portfolio turnover rate.....................................................................             59%          160%
Average commission rate paid per share......................................................     $   0.0543       $0.0465
NET ASSETS END OF YEAR (THOUSANDS)..........................................................     $    1,713       $ 1,461


                                                                                              1995*
--------------------------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................  $15.76
                                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.........................................................................   (0.20)
Net realized and unrealized gain (loss) on investments......................................    2.74
                                                                                              ------
Total from investment operations............................................................    2.54
                                                                                              ------
LESS DISTRIBUTIONS FROM
Net realized gain on investments............................................................       0
                                                                                              ------
Total distributions.........................................................................       0
                                                                                              ------
NET ASSET VALUE END OF YEAR.................................................................  $18.30
                                                                                              ------
Total return +..............................................................................   16.12%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................    2.26%++
  Interest expense..........................................................................     N/A
  Total expenses, excluding indirectly paid expenses........................................     N/A
  Total expenses, excluding fee waiver & expense reimbursement..............................    3.66%++
  Net investment loss.......................................................................   (1.77%)++
Portfolio turnover rate.....................................................................      84%
Average commission rate paid per share......................................................     N/A
NET ASSETS END OF YEAR (THOUSANDS)..........................................................  $2,020

 | Calculated based on average shares outstanding throughout the period.
 * For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                               MICRO CAP FUND, INC.

--------------------------------------------------------(Pine cone logo appears here.)


                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                YEAR ENDED SEPTEMBER 30,
                                                                                               --------------------------
                                                                                                  1997|            1996
-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................     $    17.09       $ 18.31
                                                                                               ------------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.........................................................................          (0.25)        (0.35)
Net realized and unrealized gain (loss) on investments......................................           9.32         (0.31)
                                                                                               ------------       -------
Total from investment operations............................................................           9.07         (0.66)
                                                                                               ------------       -------
LESS DISTRIBUTIONS FROM
Net realized gain on investments............................................................              0         (0.56)
                                                                                               ------------       -------
Total distributions.........................................................................              0         (0.56)
                                                                                               ------------       -------
NET ASSET VALUE END OF YEAR.................................................................     $    26.16       $ 17.09
                                                                                               ------------       -------
Total return +..............................................................................          53.07%        (3.58%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................           2.56%         2.44%
  Interest expense..........................................................................           0.02%         0.02%
  Total expenses, excluding indirectly paid expenses........................................           2.55%          N/A
  Total expenses, excluding fee waiver & expense reimbursement..............................            N/A         32.28%
  Net investment loss.......................................................................          (1.50%)       (1.35%)
Portfolio turnover rate.....................................................................             59%          160%
Average commission rate paid per share......................................................     $   0.0543       $0.0465
NET ASSETS END OF YEAR (THOUSANDS)..........................................................     $      261       $    27


                                                                                              1995*
--------------------------------------------------------------------------------------------
CLASS C SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................  $15.76
                                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.........................................................................   (0.20)
Net realized and unrealized gain (loss) on investments......................................    2.75
                                                                                              ------
Total from investment operations............................................................    2.55
                                                                                              ------
LESS DISTRIBUTIONS FROM
Net realized gain on investments............................................................       0
                                                                                              ------
Total distributions.........................................................................       0
                                                                                              ------
NET ASSET VALUE END OF YEAR.................................................................  $18.31
                                                                                              ------
Total return +..............................................................................   16.18%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................    2.25%++
  Interest expense..........................................................................     N/A
  Total expenses, excluding indirectly paid expenses........................................     N/A
  Total expenses, excluding fee waiver & expense reimbursement..............................   41.34%++
  Net investment loss.......................................................................   (1.76%)++
Portfolio turnover rate.....................................................................      84%
Average commission rate paid per share......................................................     N/A
NET ASSETS END OF YEAR (THOUSANDS)..........................................................  $   62

 | Calculated based on average shares outstanding throughout the period.
 * For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                               MICRO CAP FUND, INC.

(Pine cone logo
appears here.)---------------------------------------------------------------


                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                        YEAR
                                                                                                                        ENDED
                                                                                YEAR ENDED SEPTEMBER 30,               MAY 31,
                                                                      ---------------------------------------------    -------
                                                                         1997|         1996       1995       1994*      1994
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR..................................     $    17.35    $ 18.42    $ 21.74    $ 21.20    $ 20.87
                                                                      ------------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss).......................................          (0.09)     (0.08)     (0.23)     (0.05)     (0.07)
Net realized and unrealized gain (loss) on investments.............           9.57      (0.43)      0.59       0.59       1.67
                                                                      ------------    -------    -------    -------    -------
Total from investment operations...................................           9.48      (0.51)      0.36       0.54       1.60
                                                                      ------------    -------    -------    -------    -------
LESS DISTRIBUTIONS FROM
Net investment income..............................................              0          0          0          0          0
Net realized gain on investments...................................              0      (0.56)     (3.68)         0      (1.27)
                                                                      ------------    -------    -------    -------    -------
Total distributions................................................              0      (0.56)     (3.68)         0      (1.27)
                                                                      ------------    -------    -------    -------    -------
NET ASSET VALUE END OF YEAR........................................     $    26.83    $ 17.35    $ 18.42    $ 21.74    $ 21.20
                                                                      ------------    -------    -------    -------    -------
Total return.......................................................          54.64%     (2.73%)     4.76%      2.55%      7.64%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...................................................           1.59%      1.55%      1.36%      1.37%+     1.26%
  Interest expense.................................................           0.02%      0.02%       N/A        N/A        N/A
  Total expenses, excluding indirectly paid expenses...............           1.58%       N/A        N/A        N/A        N/A
  Total expenses, excluding fee waivers & expense reimbursements...            N/A       1.60%       N/A        N/A        N/A
  Net investment income (loss).....................................          (0.45%)    (0.38%)    (0.87%)    (0.70%)+   (0.33%)
Portfolio turnover rate............................................             59%       160%        84%        36%        89%
Average commission rate paid per share.............................     $   0.0543    $0.0465        N/A        N/A        N/A
NET ASSETS END OF YEAR (THOUSANDS).................................     $   50,732    $39,622    $64,721    $99,340    $96,357


                                                                      1993
-------------------------------------------------------------------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR..................................  $ 21.02
                                                                     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss).......................................    (0.03)
Net realized and unrealized gain (loss) on investments.............     1.57
                                                                     -------
Total from investment operations...................................     1.54
                                                                     -------
LESS DISTRIBUTIONS FROM
Net investment income..............................................        0
Net realized gain on investments...................................    (1.69)
                                                                     -------
Total distributions................................................    (1.69)
                                                                     -------
NET ASSET VALUE END OF YEAR........................................  $ 20.87
                                                                     -------
Total return.......................................................     7.47%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...................................................     1.24%
  Interest expense.................................................      N/A
  Total expenses, excluding indirectly paid expenses...............      N/A
  Total expenses, excluding fee waivers & expense reimbursements...      N/A
  Net investment income (loss).....................................    (0.07%)
Portfolio turnover rate............................................       29%
Average commission rate paid per share.............................      N/A
NET ASSETS END OF YEAR (THOUSANDS).................................  $80,605

                                                                                          YEAR ENDED MAY 31,
                                                                          ---------------------------------------------------
                                                                          1992       1991       1990       1989|      1988
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES (continued)
NET ASSET VALUE BEGINNING OF YEAR........................................ $ 18.81    $ 17.69    $ 21.02    $ 16.82    $ 18.55
                                                                          -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss).............................................    0.02       0.56       0.45       0.16          0
Net realized and unrealized gain (loss) on investments...................    3.33       1.67       0.25       4.37      (0.78)
                                                                          -------    -------    -------    -------    -------
Total from investment operations.........................................    3.35       2.23       0.70       4.53      (0.78)
                                                                          -------    -------    -------    -------    -------
LESS DISTRIBUTIONS FROM
Net investment income....................................................   (0.14)     (0.53)     (0.36)     (0.05)         0
Net realized gain on investments.........................................   (1.00)     (0.58)     (3.67)     (0.28)     (0.95)
                                                                          -------    -------    -------    -------    -------
Total distributions......................................................   (1.14)     (1.11)     (4.03)     (0.33)     (0.95)
                                                                          -------    -------    -------    -------    -------
NET ASSET VALUE END OF YEAR.............................................. $ 21.02    $ 18.81    $ 17.69    $ 21.02    $ 16.82
                                                                          -------    -------    -------    -------    -------
Total return.............................................................   18.33%     14.42%      4.20%     27.35%     (4.01%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.........................................................    1.25%      1.32%      1.33%      1.30%      1.47%
  Interest expense.......................................................     N/A        N/A        N/A        N/A        N/A
  Total expenses, excluding indirectly paid expenses.....................     N/A        N/A        N/A        N/A        N/A
  Total expenses, excluding fee waivers & expense reimbursements.........     N/A        N/A        N/A        N/A        N/A
  Net investment income (loss)...........................................    0.22%      3.32%      2.25%      0.86%      0.01%
Portfolio turnover rate..................................................      55%        59%        46%        45%        47%
Average commission rate paid per share...................................     N/A        N/A        N/A        N/A        N/A
NET ASSETS END OF YEAR (THOUSANDS)....................................... $62,172    $45,687    $37,838    $37,292    $23,007

| Calculated based on average shares outstanding throughout the period.
* For the four months ended September 30, 1994. The Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1994.
+ Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                           U.S. REAL ESTATE EQUITY FUND

----------------------------------------------------------(Pine trees logo appears here.)


                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                                               -------------------------------
                                                                                                  1997|              1996|
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................     $    12.49         $    11.42
                                                                                               ------------       ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................................................           0.12#              0.20
Net realized and unrealized gain on investments.............................................           8.57               1.28
                                                                                               ------------       ------------
Total from investment operations............................................................           8.69               1.48
                                                                                               ------------       ------------
LESS DISTRIBUTIONS FROM
Net investment income.......................................................................          (0.26)#            (0.20)
Net realized gain on investments............................................................          (1.58)             (0.21)
                                                                                               ------------       ------------
Total distributions.........................................................................          (1.84)             (0.41)
                                                                                               ------------       ------------
NET ASSET VALUE END OF YEAR.................................................................     $    19.34         $    12.49
                                                                                               ------------       ------------
Total return +..............................................................................          78.28%             13.12%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................           1.77%              1.72%
  Interest expense..........................................................................            N/A               0.04%
  Total expenses, excluding indirectly paid expenses........................................           1.76%               N/A
  Total expenses, excluding fee waivers & expense reimbursements............................           2.49%              9.65%
  Net investment income.....................................................................           0.90%              1.60%
Portfolio turnover rate.....................................................................            205%               169%
Average commission rate paid per share......................................................     $   0.0597         $   0.0619
NET ASSETS END OF YEAR (THOUSANDS)..........................................................     $    2,778         $      263


                                                                                              1995*
--------------------------------------------------------------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................  $ 9.21
                                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................................................    0.18
Net realized and unrealized gain on investments.............................................    2.03
                                                                                              ------
Total from investment operations............................................................    2.21
                                                                                              ------
LESS DISTRIBUTIONS FROM
Net investment income.......................................................................       0
Net realized gain on investments............................................................       0
                                                                                              ------
Total distributions.........................................................................       0
                                                                                              ------
NET ASSET VALUE END OF YEAR.................................................................  $11.42
                                                                                              ------
Total return +..............................................................................   24.00%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................    1.78%++
  Interest expense..........................................................................     N/A
  Total expenses, excluding indirectly paid expenses........................................     N/A
  Total expenses, excluding fee waivers & expense reimbursements............................  364.74%++
  Net investment income.....................................................................    3.13%++
Portfolio turnover rate.....................................................................     115%
Average commission rate paid per share......................................................     N/A
NET ASSETS END OF YEAR (THOUSANDS)..........................................................  $    5

 | Calculated based on average shares outstanding throughout the period.
 * For the period from March 10, 1995 (commencement of class operations) to September 30, 1995.
 + Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
 # The per share amount of net investment income is not in accordance with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. Further, the distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                           U.S. REAL ESTATE EQUITY FUND

(Pine trees logo
appears here.)----------------------------------------------------------------


                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                                               -------------------------------
                                                                                                  1997|              1996|
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................     $    12.41         $    11.37
                                                                                               ------------       ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................................................           0.02#              0.13
Net realized and unrealized gain on investments.............................................           8.49               1.27
                                                                                               ------------       ------------
Total from investment operations............................................................           8.51               1.40
                                                                                               ------------       ------------
LESS DISTRIBUTIONS FROM
Net investment income.......................................................................          (0.20)#            (0.15)
Net realized gain on investments............................................................          (1.58)             (0.21)
                                                                                               ------------       ------------
Total distributions.........................................................................          (1.78)             (0.36)
                                                                                               ------------       ------------
NET ASSET VALUE END OF YEAR.................................................................     $    19.14         $    12.41
                                                                                               ------------       ------------
Total return +..............................................................................          76.87%             12.49%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................           2.52%              2.46%
  Interest expense..........................................................................            N/A               0.04%
  Total expenses, excluding indirectly paid expenses........................................           2.51%               N/A
  Total expenses, excluding fee waivers & expense reimbursements............................           3.24%              6.19%
  Net investment income.....................................................................           0.12%              1.05%
Portfolio turnover rate.....................................................................            205%               169%
Average commission rate paid per share......................................................     $   0.0597         $   0.0619
NET ASSETS END OF YEAR (THOUSANDS)..........................................................     $    3,446         $      431


                                                                                              1995*
--------------------------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................  $ 9.19
                                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................................................    0.05
Net realized and unrealized gain on investments.............................................    2.13
                                                                                              ------
Total from investment operations............................................................    2.18
                                                                                              ------
LESS DISTRIBUTIONS FROM
Net investment income.......................................................................       0
Net realized gain on investments............................................................       0
                                                                                              ------
Total distributions.........................................................................       0
                                                                                              ------
NET ASSET VALUE END OF YEAR.................................................................  $11.37
                                                                                              ------
Total return +..............................................................................   23.72%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................    2.51%++
  Interest expense..........................................................................     N/A
  Total expenses, excluding indirectly paid expenses........................................     N/A
  Total expenses, excluding fee waivers & expense reimbursements............................   28.70%++
  Net investment income.....................................................................    2.00%++
Portfolio turnover rate.....................................................................     115%
Average commission rate paid per share......................................................     N/A
NET ASSETS END OF YEAR (THOUSANDS)..........................................................  $  160

 | Calculated based on average shares outstanding throughout the period.
 * For the period from March 7, 1995 (commencement of class operations) to September 30, 1995.
 + Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
 # The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                           U.S. REAL ESTATE EQUITY FUND


----------------------------------------------------------(Pine trees logo appears here.)


                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                                               -------------------------------
                                                                                                  1997|              1996|
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................     $    12.44         $    11.41
                                                                                               ------------       ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................................................           0.03#              0.13
Net realized and unrealized gain on investments.............................................           8.47               1.28
                                                                                               ------------       ------------
Total from investment operations............................................................           8.50               1.41
                                                                                               ------------       ------------
LESS DISTRIBUTIONS FROM
Net investment income.......................................................................          (0.23)#            (0.17)
Net realized gain on investments............................................................          (1.58)             (0.21)
                                                                                               ------------       ------------
Total distributions.........................................................................          (1.81)             (0.38)
                                                                                               ------------       ------------
NET ASSET VALUE END OF YEAR.................................................................     $    19.13         $    12.44
                                                                                               ------------       ------------
Total return +..............................................................................          76.89%             12.49%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................           2.52%              2.47%
  Interest expense..........................................................................            N/A               0.04%
  Total expenses, excluding indirectly paid expenses........................................           2.51%               N/A
  Total expenses, excluding fee waivers & expense reimbursements............................           3.24%             18.82%
  Net investment income.....................................................................           0.23%              1.08%
Portfolio turnover rate.....................................................................            205%               169%
Average commission rate paid per share......................................................     $   0.0597         $   0.0619
NET ASSETS END OF YEAR (THOUSANDS)..........................................................     $    1,673         $      125


                                                                                              1995*
--------------------------------------------------------------------------------------------
CLASS C SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................................................  $10.87
                                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................................................    0.08
Net realized and unrealized gain on investments.............................................    0.46
                                                                                              ------
Total from investment operations............................................................    0.54
                                                                                              ------
LESS DISTRIBUTIONS FROM
Net investment income.......................................................................       0
Net realized gain on investments............................................................       0
                                                                                              ------
Total distributions.........................................................................       0
                                                                                              ------
NET ASSET VALUE END OF YEAR.................................................................  $11.41
                                                                                              ------
Total return +..............................................................................    4.97%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................................................    2.49%++
  Interest expense..........................................................................     N/A
  Total expenses, excluding indirectly paid expenses........................................     N/A
  Total expenses, excluding fee waivers & expense reimbursements............................  421.54%++
  Net investment income.....................................................................    2.55%++
Portfolio turnover rate.....................................................................     115%
Average commission rate paid per share......................................................     N/A
NET ASSETS END OF YEAR (THOUSANDS)..........................................................  $    3

 | Calculated based on average shares outstanding throughout the period.
 * For the period from July 12, 1995 (commencement of class operations) to September 30, 1995.
 + Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
 # The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                           U.S. REAL ESTATE EQUITY FUND


(Pine trees logo
appears here.)----------------------------------------------------------------


                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                     --------------------------------------------------------
                                                                        1997|           1996|         1995        1994**|
-----------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR.................................     $    12.56      $    11.44    $10.07        $10.71
                                                                     ------------    ------------    ------    --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................           0.16#           0.24      0.23          0.11
Net realized and unrealized gain (loss) on investments............           8.63            1.29      1.46         (0.75)
                                                                     ------------    ------------    ------    --------------
Total from investment operations..................................           8.79            1.53      1.69         (0.64)
                                                                     ------------    ------------    ------    --------------
LESS DISTRIBUTIONS FROM
Net investment income.............................................          (0.28)#         (0.20)    (0.20)            0
In excess of net investment income................................              0               0         0             0
Net realized gains on investments.................................          (1.58)          (0.21)    (0.12)            0
                                                                     ------------    ------------    ------    --------------
Total distributions...............................................          (1.86)          (0.41)    (0.32)            0
                                                                     ------------    ------------    ------    --------------
NET ASSET VALUE, END OF YEAR......................................     $    19.49      $    12.56    $11.44        $10.07
                                                                     ------------    ------------    ------    --------------
Total return......................................................          78.79%          13.57%    17.63%        (5.98%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................           1.51%           1.46%     1.50%         1.49%+
  Interest expense................................................            N/A            0.04%      N/A           N/A
  Total expenses, excluding indirectly paid expenses..............           1.50%            N/A       N/A           N/A
  Total expenses, excluding fee waivers & expense
    reimbursements................................................           2.26%           2.25%     2.70%         2.65%+
  Net investment income...........................................           1.10%           2.02%     2.45%         1.60%+
Portfolio turnover rate...........................................            205%            169%      115%          102%
Average commission rate paid per share............................     $   0.0597      $   0.0619       N/A           N/A
NET ASSETS END OF YEAR (THOUSANDS)................................     $   19,459      $   10,601    $9,456        $8,630

                                                                    SEPTEMBER 1, 1993*
                                                                       DECEMBER 31,
                                                                           1993
------------------------------------------------------------------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR.................................        $10.00
                                                                          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................          0.04
Net realized and unrealized gain (loss) on investments............          0.72
                                                                          ------
Total from investment operations..................................          0.76
                                                                          ------
LESS DISTRIBUTIONS FROM
Net investment income.............................................         (0.04)
In excess of net investment income................................         (0.01)
Net realized gains on investments.................................             0
                                                                          ------
Total distributions...............................................         (0.05)
                                                                          ------
NET ASSET VALUE, END OF YEAR......................................        $10.71
                                                                          ------
Total return......................................................          7.60%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................          0.44+
  Interest expense................................................           N/A
  Total expenses, excluding indirectly paid expenses..............           N/A
  Total expenses, excluding fee waivers & expense
    reimbursements................................................          3.59%+
  Net investment income...........................................          1.93%+
Portfolio turnover rate...........................................            17%
Average commission rate paid per share............................           N/A
NET ASSETS END OF YEAR (THOUSANDS)................................        $4,610

 | Calculated based on average shares outstanding throughout the period.
 * Commencement of class operations.
** For the nine months ended September 30, 1994. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1994.
++ Annualized.
 # The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                    OMEGA FUND

----------------------------------------------------------(Pine tree logo appears here.)

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         NINE MONTHS                YEAR ENDED DECEMBER 31,
                                                                            ENDED               -------------------------------
                                                                    SEPTEMBER 30, 1997#|          1996        1995       1994
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...........................            $   19.52             $  19.56    $  15.54    $ 17.11
                                                                           --------             --------    --------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)..................................                (0.03)               (0.06)          0       0.04
Net realized and unrealized gain (loss) on investments........                 4.05                 2.15        5.58      (1.00)
                                                                           --------             --------    --------    -------
Total from investment operations..............................                 4.02                 2.09        5.58      (0.96)
                                                                           --------             --------    --------    -------
LESS DISTRIBUTIONS FROM
Net investment income.........................................                    0                    0           0          0
In excess of net investment income............................                    0                    0           0          0
Net realized gain on investments..............................                (0.85)               (2.13)      (1.56)     (0.61)
                                                                           --------             --------    --------    -------
Total distributions...........................................                (0.85)               (2.13)      (1.56)     (0.61)
                                                                           --------             --------    --------    -------
NET ASSET VALUE END OF PERIOD.................................            $   22.69             $  19.52    $  19.56    $ 15.54
                                                                           --------             --------    --------    -------
Total return +................................................                21.45%               11.31%      36.94%     (5.66%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................                 1.32%++              1.33%       1.38%      1.41%
  Total expenses, excluding indirectly paid expenses..........                 1.31%++              1.32%       1.37%       N/A
  Net investment income (loss)................................                (0.20%)++            (0.29%)      0.00%      0.27%
Portfolio turnover rate.......................................                   76%                 173%        159%       137%
Average commission rate paid per share........................            $  0.0580             $ 0.0621         N/A        N/A
NET ASSETS END OF PERIOD (THOUSANDS)..........................            $ 162,847             $154,825    $135,079    $99,569


                                                                 1993
--------------------------------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...........................  $ 15.84
                                                                -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)..................................    (0.07)
Net realized and unrealized gain (loss) on investments........     3.07
                                                                -------
Total from investment operations..............................     3.00
                                                                -------
LESS DISTRIBUTIONS FROM
Net investment income.........................................        0
In excess of net investment income............................        0
Net realized gain on investments..............................    (1.73)
                                                                -------
Total distributions...........................................    (1.73)
                                                                -------
NET ASSET VALUE END OF PERIOD.................................  $ 17.11
                                                                -------
Total return +................................................    19.33%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................     1.51%
  Total expenses, excluding indirectly paid expenses..........      N/A
  Net investment income (loss)................................     (.48%)
Portfolio turnover rate.......................................      162%
Average commission rate paid per share........................      N/A
NET ASSETS END OF PERIOD (THOUSANDS)..........................  $90,404

                                                                                   YEAR ENDED DECEMBER 31,
                                                                 --------------------------------------------------------------
                                                                  1992|      1991       1990       1989       1988       1987
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (continued)
NET ASSET VALUE BEGINNING OF PERIOD............................. $ 17.68    $ 13.37    $ 16.03    $ 13.66    $ 12.08    $ 13.44
                                                                 -------    -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)....................................       0      (0.04)      0.11       0.17       0.30(a)    0.02
Net realized and unrealized gain (loss) on investments..........    0.39       6.92      (0.39)      4.30       1.40       1.11
                                                                 -------    -------    -------    -------    -------    -------
Total from investment operations................................    0.39       6.88      (0.28)      4.47       1.70       1.13
                                                                 -------    -------    -------    -------    -------    -------
LESS DISTRIBUTIONS FROM
Net investment income (loss)....................................       0      (0.02)     (0.25)     (0.20)     (0.12)     (0.24)
In excess of net investment income..............................       0      (0.05)     (0.04)         0          0          0
Net realized gain on investments................................   (2.23)     (2.50)     (2.09)     (1.90)         0      (2.25)
                                                                 -------    -------    -------    -------    -------    -------
Total distributions.............................................   (2.23)     (2.57)     (2.38)     (2.10)     (0.12)     (2.49)
                                                                 -------    -------    -------    -------    -------    -------
NET ASSET VALUE END OF PERIOD................................... $ 15.84    $ 17.68    $ 13.37    $ 16.03    $ 13.66    $ 12.08
                                                                 -------    -------    -------    -------    -------    -------
Total return +..................................................    4.00%     54.49%     (2.38%)    33.05%     14.05%      8.27%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................................................    1.52%      1.57%      1.73%      1.84%      1.78%      1.99%
  Total expenses, excluding indirectly paid expenses............     N/A        N/A        N/A        N/A        N/A        N/A
  Net investment income.........................................   (0.01%)    (0.31%)     0.70%      1.03%      2.22%      0.13%
Portfolio turnover rate.........................................     176%       115%       108%        77%        84%       106%
Average commission rate paid per share..........................     N/A        N/A        N/A        N/A        N/A        N/A
NET ASSETS END OF PERIOD (THOUSANDS)............................ $73,144    $58,671    $38,531    $39,682    $33,951    $30,246

 |  Calculated based on average shares outstanding throughout the period.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
 # The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
(a) Includes $0.17 per share relating to a special non-recurring distribution from Inco Limited.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                    OMEGA FUND
(Pine tree logo
appears here.)-------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           NINE MONTHS               YEAR ENDED DECEMBER 31,
                                                                              ENDED               -----------------------------
                                                                      SEPTEMBER 30, 1997#|         1996       1995       1994
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.............................            $   18.83             $ 19.10    $ 15.34    $ 17.06
                                                                             --------             -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)....................................                (0.15)              (0.17)     (0.09)     (0.06)
Net realized and unrealized gain (loss) on investments..........                 3.88                2.03       5.41      (1.60)
                                                                             --------             -------    -------    -------
Total from investment operations................................                 3.73                1.86       5.32      (1.66)
                                                                             --------             -------    -------    -------
LESS DISTRIBUTIONS FROM
Net realized gain on investments................................                (0.85)              (2.13)     (1.56)     (0.06)
                                                                             --------             -------    -------    -------
Total distributions.............................................                (0.85)              (2.13)     (1.56)     (0.06)
                                                                             --------             -------    -------    -------
NET ASSET VALUE END OF PERIOD...................................            $   21.71             $ 18.83    $ 19.10    $ 15.34
                                                                             --------             -------    -------    -------
Total return +..................................................                20.68%              10.31%     35.70%     (6.57%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................................................                 2.18%++             2.20%      2.29%      2.30%
  Total expenses, excluding indirectly paid expenses............                 2.17%++             2.18%      2.27%       N/A
  Net investment income (loss)..................................                (1.06%)++           (1.15%)    (0.94%)    (0.58%)
Portfolio turnover rate.........................................                   76%                173%       159%       137%
Average commission rate paid per share..........................            $  0.0580             $0.0621        N/A        N/A
NET ASSETS END OF PERIOD (THOUSANDS)............................            $ 110,349             $89,921    $71,636    $32,266


                                                                   1993*
----------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.............................  $ 17.29
                                                                  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)....................................    (0.05)
Net realized and unrealized gain (loss) on investments..........     1.55
                                                                  -------
Total from investment operations................................     1.50
                                                                  -------
LESS DISTRIBUTIONS FROM
Net realized gain on investments................................    (1.73)
                                                                  -------
Total distributions.............................................    (1.73)
                                                                  -------
NET ASSET VALUE END OF PERIOD...................................  $ 17.06
                                                                  -------
Total return +..................................................     9.02%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................................................     2.57%++
  Total expenses, excluding indirectly paid expenses............      N/A
  Net investment income (loss)..................................    (1.73%)++
Portfolio turnover rate.........................................      162%
Average commission rate paid per share..........................      N/A
NET ASSETS END OF PERIOD (THOUSANDS)............................  $ 7,423

 | Calculated based on average shares outstanding throughout the period.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
 * For the period from August 2, 1993 (Date of initial public offering) to December 31, 1993.
 # The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.

                                                                             NINE MONTHS              YEAR ENDED DECEMBER 31,
                                                                                ENDED               ----------------------------
                                                                        SEPTEMBER 30, 1997#|         1996       1995       1994
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD...............................             $ 18.86              $ 19.13    $ 15.37    $17.09
                                                                               -------              -------    -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)......................................               (0.15)               (0.18)     (0.13)    (0.07)
Net realized and unrealized gain (loss) on investments............                3.88                 2.04       5.45     (1.04)
                                                                               -------              -------    -------    ------
Total from investment operations..................................                3.73                 1.86       5.32     (1.11)
                                                                               -------              -------    -------    ------
LESS DISTRIBUTIONS FROM
Net realized gain on investments..................................               (0.85)               (2.13)     (1.56)    (0.61)
                                                                               -------              -------    -------    ------
Total distributions...............................................               (0.85)               (2.13)     (1.56)    (0.61)
                                                                               -------              -------    -------    ------
NET ASSET VALUE END OF PERIOD.....................................             $ 21.74              $ 18.86    $ 19.13    $15.37
                                                                               -------              -------    -------    ------
Total return +....................................................               20.65%               10.29%     35.62%    (6.56%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................                2.18%++              2.21%      2.30%     2.30%
  Total expenses, excluding indirectly paid expenses..............                2.17%++               N/A        N/A       N/A
  Net investment income...........................................               (1.05%)++            (1.17%)    (0.91%)   (0.63%)
Portfolio turnover rate...........................................                  76%                 173%       159%      137%
Average commission rate paid per share............................             $0.0580              $0.0621        N/A       N/A
NET ASSETS END OF PERIOD (THOUSANDS)..............................             $16,067              $17,628    $13,963    $9,900


                                                                    1993*
------------------------------------------------------------------
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD...............................  $17.29
                                                                    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)......................................   (0.06)
Net realized and unrealized gain (loss) on investments............    1.59
                                                                    ------
Total from investment operations..................................    1.53
                                                                    ------
LESS DISTRIBUTIONS FROM
Net realized gain on investments..................................   (1.73)
                                                                    ------
Total distributions...............................................   (1.73)
                                                                    ------
NET ASSET VALUE END OF PERIOD.....................................  $17.09
                                                                    ------
Total return +....................................................    9.20%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................    2.48%++
  Total expenses, excluding indirectly paid expenses..............     N/A
  Net investment income...........................................   (1.64%)++
Portfolio turnover rate...........................................     162%
Average commission rate paid per share............................     N/A
NET ASSETS END OF PERIOD (THOUSANDS)..............................  $3,620

 | Calculated based on average shares outstanding throughout the period.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
 * For the period from August 2, 1993 (Date of initial public offering) to December 31, 1993.
 # The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                    OMEGA FUND


----------------------------------------------------------(Pine tree logo appears here.)


                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                         FOR THE PERIOD FROM
                                                                                                           JANUARY 13, 1997
                                                                                                           (DATE OF INITIAL
                                                                                                           PUBLIC OFFERING)
                                                                                                        TO SEPTEMBER 30, 1997|
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD.............................................................               $  19.98
                                                                                                                -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.............................................................................                  (0.01)
Net realized and unrealized gain on investments.................................................                   3.56
                                                                                                                -------
Total from investment operations................................................................                   3.55
                                                                                                                -------
LESS DISTRIBUTIONS FROM
Net realized gain on investments................................................................                  (0.85)
                                                                                                                -------
Total distributions.............................................................................                  (0.85)
                                                                                                                -------
NET ASSET VALUE END OF PERIOD...................................................................               $  22.68
                                                                                                                -------
Total return....................................................................................                  18.60%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses................................................................................                   1.24%++
  Total expenses, excluding indirectly paid expenses............................................                   1.24%++
  Net investment income (loss)..................................................................                  (0.21%)++
Portfolio turnover rate.........................................................................                     76%
Average commission rate paid per share..........................................................               $ 0.0580
NET ASSETS END OF PERIOD (THOUSANDS)............................................................               $      5

 | Calculated based on average shares outstanding throughout the period.
++ Annualized, amounts calculated for period from July 23, 1997 (commencement of class operations) to September 30, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                  EVERGREEN FUND



(Pine tree logo
appears here.)-------------------------------------------------------------


                            SCHEDULE OF INVESTMENTS
                               September 30, 1997

  SHARES                                                 VALUE

-------------------------------------------------------------------


COMMON STOCKS-- 83.3%
                    BANKS-- 16.0%
    396,022         1st Source Corp................. $   11,063,865
     50,000         1st United Bancorp..............      1,087,500
     90,450         Amcore Financial, Inc...........      2,057,738
    100,000      *  American Bancshares, Inc........      1,275,000
    111,650         AmSouth Bancorp.................      5,408,047
      1,500         Anchor Financial Corp...........         49,500
    115,767         Arrow Financial Corp............      3,444,068
    110,450         Banc One Corp...................      6,164,491
     22,500         Bank of Commerce/San Diego......        540,000
    532,240         BankBoston Corp.................     47,069,975
    516,640         Barnett Banks, Inc..............     36,552,280
     87,281         BB & T Corp.....................      4,664,078
    242,437         BSB Bancorp, Inc................      6,667,017
     63,000         Cape Cod Bank & Trust Co........      2,157,750
     44,500         CCB Financial Corp..............      3,587,813
     45,000         Central Fidelity Banks, Inc.....      1,991,250
     35,000      *  Century Bancshares Inc..........        308,438
    130,015         Chittenden Corp.................      5,005,577
     40,000      *  Columbia Banking Systems, Inc...        920,000
     77,000         Comerica, Inc...................      6,078,187
     19,200         Compass Bancshares, Inc.........        746,400
     99,380         Cornerstone Bank **.............      1,931,699
     70,000         Corus Bankshares, Inc...........      2,528,750
     70,000         Crestar Financial Corp..........      3,281,250
     14,800         Cullen/Frost Bankers, Inc.......        701,150
     30,013         F.N.B. Corp.....................        949,161
    127,000         First Empire State Corp.........     52,705,000
    185,100         First Palm Beach Bancorp, Inc...      6,443,794
     62,500         First State Bancorp.............      1,210,938
    225,525         Fort Wayne National Corp........      8,034,328
     54,903         Glacier Bancorp Inc.............      1,036,294
    105,000         Gold Banc Corp., Inc............      1,995,000
    889,540         Hibernia Corp. Cl. A............     15,122,180
     24,200         Hudson Chartered Bancorp, Inc...        810,700
     37,500         Independent Bancshares, Inc.....        682,031
      7,000         Letchworth Independent
                      Bancshares Corp...............        318,500
     10,000      *  Letchworth Independent
                      Bancshares Corp. Warrants--
                      $23, expiring 12/31/97........        230,000
     67,779         Magna Group, Inc................      2,673,034
     11,000         Merchants Bancorp, Inc..........        540,375
    100,000         North Fork Bancorp, Inc.........      2,900,000
     89,923         Old Kent Financial Corp.........      5,800,033
     56,000         ONBANCorp, Inc..................      3,206,000
     33,594         One Valley Bancorp of West
                      Virginia, Inc.................      1,242,969
     54,692         Providian Financial Corp........      2,170,589
     90,000         Reliance Acceptance Group,
                      Inc...........................        275,625
     56,000         Sandwich Co-operative Bank......      2,072,000
    100,000      *  SC Bancorp......................      1,362,500
     50,000         Seacoast Banking Corp. of
                      Florida Cl. A.................      1,775,000
  SHARES                                                 VALUE
-------------------------------------------------------------------


COMMON STOCKS-- CONTINUED
                    BANKS-- CONTINUED
    113,760         State Financial Services Corp... $    2,588,040
     93,975         Summit Bancorp..................      4,176,014
    455,200      *  Surety Capital Corp. **.........      2,901,900
     97,405      *  United Security Bancorp.........      1,814,168
     39,285         Univest Corp. of Pennsylvania...      1,885,680
     10,000         USBancorp, Inc..................        645,000
     17,000         Webster Financial Corp..........        998,750
     35,425         West Coast Bancorp, Inc.
                      (Ore.)........................      1,098,175
                                                     --------------
                                                        284,945,601
                                                     --------------
                    BUILDING, CONSTRUCTION &
                      FURNISHINGS-- 3.5%
     70,000         Burcon International Ltd........        828,118
     30,000      *  Castle & Cooke, Inc.............        588,750
    151,250         Cavalier Homes, Inc.............      1,569,219
    421,625         Clayton Homes, Inc..............      7,826,414
    138,600         Continental Homes Holding Corp.
                      ..............................      4,062,712
    242,360      *  D.R. Horton, Inc................      3,817,170
     80,000      *  Furniture Brands International,
                      Inc...........................      1,510,000
    120,900         Interface Systems, Inc..........      3,521,212
     95,800         Juno Lighting, Inc..............      1,640,575
     70,000      *  Knoll, Inc......................      2,345,000
    105,000         La-Z-Boy Chair Co...............      3,885,000
     20,000         Lennar Corp.....................        850,000
    159,700      *  M/I Schottenstein Homes, Inc....      2,465,369
     30,000         Miller (Herman), Inc............      1,605,000
     22,500      *  Monaco Coach Corp...............        531,563
    230,000      *  Pacific Greystone Corp..........      4,571,250
     22,600      *  Palm Harbor Homes, Inc..........        666,700
     10,000      *  Royal Group Technologies Ltd....        286,875
    100,000      *  Southern Energy Homes, Inc. ....      1,056,250
     89,900         Standard Pacific Corp...........        943,950
     40,600      *  Stanley Furniture Co., Inc......      1,086,050
     90,000      *  Sundance Homes, Inc.............        149,063
    538,600      *  Toll Brothers, Inc..............     12,522,450
    121,500      *  US Home Corp....................      4,692,937
                                                     --------------
                                                         63,021,627
                                                     --------------
                    BUSINESS EQUIPMENT &
                      SERVICES-- 2.0%
    126,900         Fair Issac & Co., Inc...........      5,615,325
    297,130         First Data Corp.................     11,160,946
     84,800      *  Gradco Systems, Inc.............        752,600
    140,000      *  Hvide Marine Inc................      4,480,000
     90,000      *  In Focus Systems, Inc...........      2,013,750
    113,000      *  Input/Output, Inc...............      3,347,625
    100,000      *  Macromedia, Inc.................      1,206,250
     57,000      *  Metromail Corp..................      1,150,687
    154,700      *  Zebra Technologies Corp.........      5,530,525
                                                     --------------
                                                         35,257,708
                                                     --------------

                                  (CONTINUED)

                                    EVERGREEN
                                  EVERGREEN FUND



----------------------------------------------------------(Pine tree logo appears here.)


                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               September 30, 1997

  SHARES                                                 VALUE
-------------------------------------------------------------------



COMMON STOCKS-- CONTINUED
                    CHEMICAL & AGRICULTURAL
                      PRODUCTS-- 1.7%
     46,666         Delta & Pine Land Co............ $    1,502,062
    150,000         H.B. Fuller Co..................      8,128,125
     40,000         Nalco Chemical Co...............      1,602,500
     16,500         OM Group, Inc...................        658,969
    359,568         Schulman (A.), Inc..............      7,685,766
    317,500         Sigma-Aldrich Corp..............     10,457,656
     11,700         Tredegar Industries, Inc........        821,925
                                                     --------------
                                                         30,857,003
                                                     --------------
                    COMMUNICATION SYSTEMS &
                      SERVICES-- 2.4%
    264,250      *  Andrew Corp.....................      6,920,047
    158,000      *  Aspect Telecommunications
                      Corp..........................      3,693,250
     80,000      *  Boston Technology, Inc..........      2,710,000
     30,000      *  Cellularvision USA, Inc.........        236,250
    110,000      *  Cisco Systems, Inc..............      8,036,875
     50,000      *  Coherent Communications System
                      Corp..........................      1,418,750
    116,000      *  Coherent, Inc...................      6,423,500
     50,000      *  DSP Group, Inc..................      1,962,500
     60,000      *  Inter-Tel, Inc..................      3,180,000
    165,000      *  Powertel Corp...................      3,135,000
     30,000      *  Tellabs, Inc....................      1,545,000
    140,000      *  Vertex Communications Corp......      3,377,500
                                                     --------------
                                                         42,638,672
                                                     --------------
                    CONSUMER PRODUCTS &
                      SERVICES-- 4.1%
    140,000         Aaron Rents, Inc. Cl. B.........      2,450,000
    150,000      *  American Business Information,
                      Inc...........................      4,068,750
    105,000         Commonwealth Industries, Inc....      2,021,250
    151,300         Crown Crafts, Inc...............      2,193,850
    339,795      *  CUC International, Inc..........     10,533,645
     25,000      *  Deckers Outdoor Corp............        195,313
    100,000      *  Gaylord Container Corp. Cl. A...        850,000
     30,000         Gucci Group.....................      1,406,250
    354,150         Harman International Industries,
                      Inc...........................     17,729,634
    201,030         K2, Inc.........................      5,050,879
    177,777         Lancaster Colony Corp...........      9,444,403
    122,500      *  LoJack Corp.....................      1,745,625
    100,000      *  Nautica Enterprises, Inc........      2,812,500
     54,400         Nike, Inc.......................      2,883,200
     70,000         Noble Affiliates, Inc...........      3,132,500
     65,000      *  North Face, Inc. (The)..........      1,746,875
     60,000      *  Recovery Engineering, Inc.......      1,635,000
     53,800         Toro Co. (The)..................      2,131,825
                                                     --------------
                                                         72,031,499
                                                     --------------
  SHARES                                                 VALUE
-------------------------------------------------------------------

COMMON STOCKS-- CONTINUED
                    ELECTRICAL EQUIPMENT &
                      SERVICES-- 2.5%
     90,000      *  ADFlex Solutions, Inc........... $    2,193,750
    285,400      *  Atmel Corp......................     10,399,262
    291,700         Baldor Electric Co..............      8,878,619
     50,000      *  Computer Products, Inc..........      1,487,500
     42,500      *  Dupont Photomasks, Inc..........      3,060,000
     50,000      *  Electro Scientific Industries,
                      Inc...........................      3,050,000
     27,000         Franklin Electric Co., Inc......      1,512,000
    120,000      *  Hadco Corp......................      6,498,750
    102,500      *  IFR Systems, Inc................      3,382,500
     22,500      *  Reliability Inc.................        973,125
     41,500      *  SMART Modular Technologies,
                      Inc...........................      3,444,500
                                                     --------------
                                                         44,880,006
                                                     --------------
                    ENERGY-- 1.1%
     10,000      *  Barrett Resources Corp..........        389,375
    100,000      *  COHO Energy Inc.................      1,131,250
     20,000      *  Global Marine, Inc..............        665,000
     30,000         KN Energy, Inc..................      1,372,500
     50,000      *  Noble Drilling Corp.............      1,612,500
     20,000         Penn Virginia Corp..............        596,250
     36,300         Precision Drilling Corp.........      2,318,663
     80,000         Ranger Oil Ltd..................        750,000
    100,000      *  Reading & Bates Corp............      4,156,250
     30,000      *  Stolt Comex Seaway, S.A.........      1,876,875
    118,590         Tosco Corp......................      4,128,414
                                                     --------------
                                                         18,997,077
                                                     --------------
                    FINANCE & INSURANCE-- 9.3%
     23,969         Aegon N.V.......................      1,910,030
     71,228         Allmerica Financial Corp........      3,129,580
    368,800         AMBAC, Inc......................     15,005,550
     58,000         CapMAC Holdings Inc.............      1,874,125
    111,900         Countrywide Credit Industries,
                      Inc...........................      4,077,356
    220,000         Edwards (A.G.), Inc.............     11,302,500
     29,100         Enhance Financial Services
                      Group, Inc....................      1,593,225
     20,500         Equitable of Iowa Companies.....      1,373,500
    100,000         Executive Risk, Inc.............      6,837,500
    507,600         Federal Home Loan Mortgage
                      Corp..........................     17,892,900
    618,000         Federal National Mortgage
                      Association...................     29,046,000
     68,000         First American Financial Corp...      4,080,000
     50,000      *  First Enterprise Financial
                      Group.........................        237,500
     85,000      *  FPIC Insurance Group, Inc.......      2,507,500
     95,100         Interra Financial, Inc..........      5,711,944
     50,000      *  Itla Capital Corp...............      1,012,500

                                  (CONTINUED)

                                    EVERGREEN
                                  EVERGREEN FUND

(Pine tree logo
appears here.)-------------------------------------------------------------


                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               September 30, 1997

  SHARES                                                 VALUE
-------------------------------------------------------------------



COMMON STOCKS-- CONTINUED
                    FINANCE & INSURANCE-- CONTINUED
    108,100         John Nuveen Co. (The) Cl. A..... $    3,749,719
     30,333         Legg Mason, Inc.................      1,600,083
     44,000      *  Life USA Holdings, Inc..........        709,500
     37,200         MBIA, Inc.......................      4,666,275
     75,000      *  Mego Mortgage Corp..............      1,012,500
    507,600         MGIC Investment Corp............     29,091,825
     19,100         Mutual Risk Management Ltd......        970,519
     15,000         Ohio Casualty Corp..............        695,625
    100,000         Penn-America Group, Inc.........      2,025,000
     16,600         PennCorp Financial Group, Inc...        514,600
     20,000         Price (T.) Rowe & Associates,
                      Inc...........................      1,345,000
     86,000         ReliaStar Financial Corp........      3,423,875
     71,531         Resource Bancshares Mortgage
                      Group, Inc....................        934,374
     30,000         State Auto Financial Corp.......        678,750
     52,500         SunAmerica, Inc.................      2,057,344
     89,250         Trenwick Group, Inc.............      3,369,187
     14,100         Vesta Insurance Group, Inc......        803,700
                                                     --------------
                                                        165,239,586
                                                     --------------
                    FOOD RETAILING &
                      DISTRIBUTION-- 0.4%
     16,500         Coca Cola Bottling Co...........        948,750
    268,000         Seaway Food Town, Inc. **.......      4,757,000
     40,000         Wendy's International, Inc......        850,000
                                                     --------------
                                                          6,555,750
                                                     --------------
                    HEALTHCARE PRODUCTS &
                      SERVICES-- 10.7%
     30,000      *  Abiomed, Inc....................        517,500
     50,000         Arbor Drugs, Inc................      1,162,500
     60,000         Arrow International, Inc........      1,987,500
     35,000      *  Arterial Vascular Engineering,
                      Inc. .........................      1,942,500
    100,000         Beckman Instruments, Inc........      4,256,250
    130,000      *  Beverly Enterprises, Inc........      2,258,750
     18,750      *  Bio-Rad Laboratories, Inc. Cl.
                      A.............................        562,500
    190,000         Biomet, Inc.....................      4,560,000
     68,298      *  Boston Scientific Corp..........      3,769,196
    115,000      *  Chad Therapeutics, Inc..........      1,171,562
    205,300         Columbia / HCA Healthcare Corp.
                      ..............................      5,902,375
      8,025      *  Coram Healthcare Corp.
                      Warrants-- $22.125, expiring
                      7/11/99+......................              0
      5,000         Empi, Inc.......................        120,000
    112,800      *  Exactech, Inc...................        761,400
     40,000      *  Express Scripts, Inc............      2,155,000
     67,666      *  Foundation Health Systems,
                      Inc...........................      2,165,312
    220,000         HBO & Co........................      8,305,000
     47,050      *  Health Management Associates,
                      Inc...........................      1,487,956
     23,600      *  HEALTHSOUTH Corp................        629,825
     20,000      *  Heartstream, Inc................        200,000
  SHARES                                                 VALUE
-------------------------------------------------------------------


COMMON STOCKS-- CONTINUED
                    HEALTHCARE PRODUCTS &
                      SERVICES-- CONTINUED
    149,000      *  Hologic, Inc.................... $    4,181,312
    300,000      *  Idexx Laboratories, Inc.........      5,025,000
     30,000         Invacare Corp...................        705,000
    390,000         Johnson & Johnson...............     22,473,750
     69,100      *  Laser Industries, Ltd...........      1,191,975
     13,400      *  Lincare Holdings, Inc...........        675,863
    145,600      *  Living Centers of America,
                      Inc...........................      5,933,200
     43,100      *  Maxxim Medical, Inc.............      1,120,600
    117,900         McKesson Corp...................     12,018,431
     99,400      *  Medic Computer Systems, Inc.....      3,404,450
    144,361         MedPartners/Mullikin, Inc.......      3,094,739
    500,000         Merck & Co., Inc................     49,968,750
     35,000         Meridian Diagnostics, Inc.......        415,625
      1,446         Pacificare Health Systems, Inc.
                      Cl. A.........................         95,436
      4,545      *  Pacificare Health Systems, Inc.
                      Cl. B.........................        309,628
    135,000      *  Regency Health Services, Inc....      2,953,125
    107,500      *  St. Jude Medical, Inc...........      3,769,219
    468,000      *  Stryker Corp....................     20,445,750
     90,000      *  Sun Healthcare Group, Inc.......      1,850,625
     75,750      *  Tecnol Medical Products, Inc....      1,524,469
     72,950      *  Tenet Healthcare Corp...........      2,124,669
     26,500         U.S. Surgical Corp..............        773,469
     45,600         West Co., Inc. (The)............      1,504,800
                                                     --------------
                                                        189,475,011
                                                     --------------
                    INDUSTRIAL SPECIALTY PRODUCTS &
                      SERVICES-- 7.5%
    121,000         AptarGroup, Inc.................      6,768,437
     33,000         BHA Group, Inc..................        569,250
     77,500      *  Brooks Automation, Inc..........      2,974,063
    150,000         Cadmus Communications Corp......      3,075,000
     40,500      *  Chemfab Corp....................        870,750
    145,000      *  Dionex Corp.....................      7,820,937
     61,000         Dover Corp......................      4,140,375
    186,200         Fisher Scientific International,
                      Inc...........................      8,739,762
     95,700         Furon Co........................      3,929,681
     43,200      *  Global Industrial Technologies,
                      Inc...........................        893,700
     70,000      *  Global Industries, Inc..........      2,791,250
     70,000         Kaydon Corp.....................      4,200,000
     92,900      *  Lear Corp.......................      4,575,325
    180,800         Leggett & Platt, Inc............      8,056,900
     61,900         Medusa Corp.....................      2,947,988
     18,400         Nacco Industries, Inc. Cl. A....      2,163,150
     66,000      *  Osmonics, Inc...................      1,084,875
    140,700      *  Park Electrochemical Corp.......      4,080,300
    266,697      *  Paxar Corp......................      5,250,597
    133,200         Robbins & Myers, Inc............      5,128,200
     30,000      *  Simula, Inc.....................        581,250
    241,500         Snap-on, Inc....................     11,124,094

                                  (CONTINUED)

                                    EVERGREEN
                                  EVERGREEN FUND


----------------------------------------------------------(Pine tree logo appears here.)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               September 30, 1997

  SHARES                                                 VALUE
-------------------------------------------------------------------



COMMON STOCKS-- CONTINUED
                    INDUSTRIAL SPECIALTY PRODUCTS &
                      SERVICES-- CONTINUED
    185,000         Spartech Corp................... $    2,775,000
     20,000      *  Special Devices, Inc............        562,500
     35,800         Superior Industries
                      International, Inc............        991,213
    147,200         Tecumseh Products Co. Cl. A.....      8,197,200
     57,800         Tecumseh Products Co. Cl. B.....      3,193,450
    230,000         Teleflex, Inc...................      7,963,750
     20,000      *  U.S. Rentals, Inc...............        526,250
    202,400      *  UCAR International, Inc.........      9,664,600
     50,000         Wescast Industries, Inc.........      1,660,156
    104,000         Woodward Governor Co............      3,685,500
     90,000         Zero Corp.......................      2,548,125
                                                     --------------
                                                        133,533,628
                                                     --------------
                    INFORMATION SERVICES &
                      TECHNOLOGY-- 7.8%
     89,850      *  Analytical Surveys, Inc.........      2,055,319
    120,000         Autodesk, Inc...................      5,445,000
     50,000         Computer Associates
                      International, Inc............      3,590,625
    120,000      *  Dialogic Corp...................      5,160,000
    380,000      *  Gateway 2000, Inc...............     11,946,250
    402,000         Hewlett-Packard Co..............     27,964,125
    428,000         Intel Corp......................     39,509,750
    170,000      *  Intel Corp. Warrants-- $41.75,
                      expiring 3/14/98..............     12,250,625
     96,796         Molex, Inc......................      4,295,322
     22,500      *  National Instruments Corp.......      1,043,438
    145,000      *  Parametric Technology Corp......      6,398,125
    406,000      *  Sun Microsystems, Inc...........     19,005,875
     44,000      *  Trimble Navigation, Ltd.........        863,500
                                                     --------------
                                                        139,527,954
                                                     --------------
                    PAPER & PACKAGING-- 0.4%
     30,400         Avery Dennison Corp.............      1,216,000
     21,000         St. Joe Corp....................      2,079,000
    186,662         Wausau Paper Mills Co...........      4,573,219
                                                     --------------
                                                          7,868,219
                                                     --------------
                    PUBLISHING, BROADCASTING &
                      ENTERTAINMENT-- 5.0%
     45,000      *  American Radio Systems Corp. ...      2,143,125
    252,000         Belo (A.H.) Corp................     12,222,000
     22,500      *  Chancellor Media Corp...........      1,184,063
    857,000      *  Clear Channel Communications,
                      Inc...........................     55,597,875
     30,000         Gaylord Entertainment Co. Cl.
                      A.............................        774,375
    205,800      *  Jacor Communications, Inc.......      9,093,787
    125,000      *  Obie Media Corp.................        859,375
    190,000         Wiley (John) & Sons, Inc. Cl.
                      A.............................      7,279,375
                                                     --------------
                                                         89,153,975
                                                     --------------
  SHARES                                                 VALUE
-------------------------------------------------------------------


COMMON STOCKS-- CONTINUED
                    REAL ESTATE-- 3.0%
    138,960      *  Alexander's, Inc. REIT.......... $   11,429,460
     46,200         Apartment Investment &
                      Management Co. Cl. A REIT.....      1,668,975
     19,900         Arden Realty, Inc. REIT.........        624,363
    137,500      *  Candlewood Hotel Co., Inc.......      1,495,313
    303,100      *  Champion Enterprises, Inc.......      5,796,787
     54,000         Chelsea GCA Realty, Inc. REIT...      2,254,500
     19,062         Equity Residential Properties
                      Trust REIT....................      1,040,070
     47,400      *  FRP Properties, Inc.............      1,611,600
    188,300      *  HFS, Inc........................     14,016,581
    118,000      *  Homegate Hospitality, Inc.......      1,563,500
     50,000         Horizon Group, Inc. REIT........        603,125
    140,000      *  Host Marriott Corp..............      3,185,000
     20,000         Irvine Apartment Communities,
                      Inc. REIT.....................        667,500
     10,000      *  John Q. Hammons Hotels, Inc.
                      Class A.......................         87,500
    250,000      *  Prime Hospitality Corp..........      5,640,625
    115,000      *  Servico, Inc....................      1,969,375
      7,625      *  Wellsford Real Properties Inc.
                      144A..........................        122,000
                                                     --------------
                                                         53,776,274
                                                     --------------
                    RETAILING & WHOLESALE-- 3.1%
    140,000         Avnet, Inc......................      8,898,750
     25,000      *  Carson Pirie Scott & Co.........        985,938
    180,000      *  Cole National Corp..............      7,481,250
     90,000      *  Costco Companies Inc............      3,386,250
    108,200         Dillards, Inc...................      4,740,512
    256,800         Fingerhut Companies, Inc........      5,778,000
     50,000      *  Footstar, Inc...................      1,346,875
    178,000         Heilig-Meyers Co................      2,736,750
     80,000      *  Home Products International,
                      Inc...........................      1,170,000
     34,800         IMC Global, Inc.................      1,226,700
     60,800      *  Jones Apparel Group, Inc........      3,283,200
    131,000         Lowe's Companies, Inc...........      5,092,625
    122,900         Mercantile Stores Co., Inc......      7,735,019
     29,500      *  Payless Shoesource, Inc.........      1,760,781
                                                     --------------
                                                         55,622,650
                                                     --------------
                    THRIFT INSTITUTIONS-- 0.8%
    295,000         Dime Financial Corp. **.........      9,218,750
     73,500      *  Hawthorne Financial Corp........      1,323,000
     65,000         Maryland Federal Bancorp, Inc...      3,071,250
                                                     --------------
                                                         13,613,000
                                                     --------------
                    TRANSPORTATION-- 2.0%
    125,000         ASA Holdings, Inc...............      3,515,625
     88,000         Delta Air Lines, Inc............      8,288,500
    217,465      *  Heartland Express, Inc..........      6,007,471
    100,000      *  Offshore Logistics, Inc.........      1,800,000

                                  (CONTINUED)

                                    EVERGREEN
                                  EVERGREEN FUND

(Pine tree logo
appears here.)-------------------------------------------------------------


                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               September 30, 1997

  SHARES                                                 VALUE

-------------------------------------------------------------------


COMMON STOCKS-- CONTINUED
                    TRANSPORTATION-- CONTINUED
     13,000         Pittston Brink's Group.......... $      520,812
     75,000         Skywest, Inc....................      1,481,250
    289,000         Southwest Airlines Co...........      9,229,937
    120,000         U.S. Freightways Corp...........      4,035,000
                                                     --------------
                                                         34,878,595
                                                     --------------
                    TOTAL COMMON STOCKS
                      (COST $679,829,213)...........  1,481,873,835
                                                     --------------
 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM INVESTMENTS-- 17.0%
                    COMMERCIAL PAPER-- 11.7%
                    AC Acquisition Holding Co.
$18,300,000         5.49%, 10/6/97..................     18,286,047
  5,150,000         5.50%, 11/7/97..................      5,120,888
 20,050,000         Associates First Capital Corp.
                      5.52%, 10/28/97...............     19,966,993
 24,900,000         Bell Atlantic Financial
                      Services, Inc.
                      5.50%, 10/24/97...............     24,812,504
  3,150,000         BIL North America, Inc.
                      5.51%, 10/20/97...............      3,140,840
 20,275,000         BMW U.S. Capital Corp.
                      5.51%, 10/28/97...............     20,191,213
  2,400,000         Corporate Asset Fund
                      5.50%, 11/7/97................      2,386,433
 26,650,000         Daimler-Benz North America Corp.
                      5.51%, 11/10/97...............     26,486,843
  9,300,000         Duke Capital Corp.
                      5.57%, 10/6/97................      9,292,805
    885,000         Eiger Capital Corp.
                      5.52%, 10/9/97, LOC:Union
                      Bank..........................        883,914
                    Finova Capital Corp.
  6,965,000         5.55%, 10/22/97.................      6,942,451
 12,860,000         5.55%, 11/7/97..................     12,786,644
 13,350,000         Gannett Co.
                      5.49%, 10/3/97................     13,345,928
    650,000         Mitsubishi International
                      5.53%, 10/15/97...............        648,602
 12,600,000         Safeco Corp.
                      5.65%, 10/23/97...............     12,556,495
 20,000,000         Sigma Finance Inc.
                      5.52%, 10/15/97...............     19,957,067
 10,400,000         Tiger Managers Accept Corp.
                      5.55%, 10/7/97................     10,390,380
  1,350,000         Triple A One Funding Corp.
                      5.53%, 10/6/97................      1,348,963
                                                     --------------
                                                        208,545,010
                                                     --------------
 PRINCIPAL
  AMOUNT                                                 VALUE

----------------------------------------------------------------

SHORT-TERM INVESTMENTS-- CONTINUED
                    U.S. GOVERNMENT AGENCY
                      OBLIGATIONS-- 5.3%
$21,850,000         Federal Home Loan Bank
                      5.40%, 10/10/97............... $   21,820,502
 22,350,000         Federal Home Loan Mortgage
                      Association
                      5.47%, 10/29/97...............     22,254,913
 49,550,000         Federal National Mortgage
                      Association
                      5.47%, 10/24/97...............     49,376,837
                                                     --------------
                                                         93,452,252
                                                     --------------
                    TOTAL SHORT-TERM INVESTMENTS
                      (COST $301,997,262)...........    301,997,262
                                                     --------------

                    TOTAL INVESTMENTS--
                      (COST $981,826,475)....  100.3%  1,783,871,097
                    OTHER ASSETS AND
                      LIABILITIES-- NET......   (0.3)     (5,774,703)
                                             ------- --------------
                    NET ASSETS...............  100.0% $1,778,096,394
                                             -------- --------------
                                             ------- --------------


ADS   American Depository Shares
REIT  Real Estate Investment Trust
144A 144A securities are restricted as to resale to qualified institutional investors.
LOC   Letter of Credit

 * Non-income producing securities.
 + No market quotation available. Valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees.
** Investment in non-controlled affiliate holding over 5% of outstanding voting securities. At September 30, 1997, the Fund held investments in the following securities:

                                                       DIVIDENDS
SECURITY NAME       SHARES       COST        VALUE      EARNED
----------------------------------------------------------------
Cornerstone Bank...  99,380   $1,089,310   $1,931,699   $27,713
Dime Financial
  Corp............. 295,000    3,573,760    9,218,750        --
Seaway Food Town,
  Inc.............. 268,000    1,563,474    4,757,000    61,640
Surety Capital
  Corp. ........... 455,200    1,728,888    2,901,900        --

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                              AGGRESSIVE GROWTH FUND


----------------------------------------------------------(Pine tree logo appears here.)

                            SCHEDULE OF INVESTMENTS
                               September 30, 1997

  SHARES                                                 VALUE

------------------------------------------------------------------


COMMON STOCKS-- 99.7%
                   BUSINESS SERVICES-- 13.3%
   350,000      *  APAC TeleServices, Inc............ $  4,571,875
   101,500      *  CSG Systems International, Inc....    3,837,969
    80,000         Danka Business Systems, ADR.......    3,560,000
   170,000         First Data Corporation............    6,385,625
    25,000      *  Fiserv, Inc.......................    1,096,875
   127,500         Paychex, Inc......................    4,446,562
    25,000      *  Saville Systems, Plc..............    1,756,250
   280,000      *  Sitel Corporation.................    2,940,000
   150,000      *  Sterling Commerce, Inc............    5,390,625
    75,000         TSI International Software
                *    Limited.........................      993,750
                                                      ------------
                                                        34,979,531
                                                      ------------
                   COMMUNICATION SYSTEMS
                     & SERVICES-- 9.8%
   160,000      *  Cisco Systems, Inc................   11,690,000
    90,000      *  Eletronics For Imaging, Inc.......    4,590,000
    60,000      *  MRV Communications, Inc...........    2,190,000
   160,000      *  P-COM, Inc........................    3,830,000
   100,000      *  WorldCom, Inc.....................    3,537,500
                                                      ------------
                                                        25,837,500
                                                      ------------
                   CONSUMER DIVERSIFIED-- 2.9%
   235,000      *  Republic Industries, Inc..........    7,740,313
                                                      ------------
                   EDUCATIONAL SERVICES-- 0.7%
    40,000      *  Sylvan Learning Systems, Inc......    1,755,000
                                                      ------------
                   FINANCIAL-- 3.3%
    90,000      *  AMRESCO, Inc......................    3,341,250
   116,000         Green Tree Financial Corporation..    5,452,000
                                                      ------------
                                                         8,793,250
                                                      ------------
                   HEALTHCARE-- 13.2%
    50,000      *  ArQule Inc........................    1,050,000
    50,000         HBO & Company.....................    1,887,500
   100,000         Health Management Associates,
                *    Inc.............................    3,162,500
    60,000      *  HEALTHSOUTH Corporation...........    1,601,250
   100,000      *  Medic Computer Systems, Inc.......    3,425,000
   105,000         Medicis Pharmaceutical
                *    Corporation.....................    4,816,875
   108,750      *  MedQuest, Inc.....................    2,542,031
   150,000         Medtronic, Inc....................    7,050,000
    50,000         Mylan Laboratories, Inc...........    1,121,875
   115,000      *  PhyCor, Inc.......................    3,342,188
   135,000      *  Renal Care Group, Inc.............    4,860,000
                                                      ------------
                                                        34,859,219
                                                      ------------
                   SOFTWARE/TECHNOLOGY-- 15.4%
   125,000      *  American Power Conversion Corp....    3,515,625
   106,000      *  BMC Software, Inc.................    6,863,500
    75,000      *  Computer Horizons Corp............    2,718,750
    52,500      *  Etec Systems, Inc.................    2,992,500
   125,000      *  Harbinger Corp....................    4,546,875
    86,250      *  McAfee Associates, Inc............    4,571,250
  SHARES                                                 VALUE
------------------------------------------------------------------


COMMON STOCKS-- CONTINUED
                   SOFTWARE/TECHNOLOGY-- CONTINUED
    65,000      *  Microsoft Corporation............. $  8,600,312
    75,000         Parametric Technology
                *    Corporation.....................    3,309,375
    45,000      *  Uniphase Corporation..............    3,577,500
                                                      ------------
                                                        40,695,687
                                                      ------------
                   EQUIPMENT RENTAL-- 0.7%
    86,000      *  Rental Service Corporation........    1,929,625
                                                      ------------
                   OIL/GAS-- DRILLING-- 16.9%
    70,000      *  Cliffs Drilling Company...........    4,873,750
    80,000         Diamond Offshore Drilling, Inc....    4,415,000
   116,000         ENSCO International, Inc..........    4,574,750
   100,000      *  Falcon DrillingCompany, Inc.......    3,531,250
   115,000      *  Global Marine, Inc................    3,823,750
   140,000      *  Marine Drilling Companies, Inc....    4,375,000
   140,000      *  Noble Drilling Corporation........    4,515,000
    90,000      *  Patterson Energy, Inc.............    4,713,750
   200,000         Transocean Offshore, Inc..........    9,587,500
                                                      ------------
                                                        44,409,750
                                                      ------------
                   OIL/GAS-- EQUIPMENT
                     & SERVICES-- 11.1%
   120,000      *  EVI, Inc..........................    7,680,000
   128,000      *  Global Industries Ltd.............    5,104,000
   155,000      *  Petroleum Geo-Services ADR........   10,481,875
    48,000         Schlumberger Ltd..................    4,041,000
    31,000      *  SEACOR SMIT, Inc..................    1,922,000
                                                      ------------
                                                        29,228,875
                                                      ------------
                   RETAILING (SPECIALTY)-- 12.4%
    75,000      *  Bed Bath & Beyond, Inc............    2,634,375
   120,000      *  Central Garden & Pet Company......    3,690,000
    80,000      *  Fastenal Company..................    4,260,000
   100,000      *  Henry Schein, Inc.................    3,575,000
    75,000         Home Depot, Inc...................    3,909,375
   102,500      *  Linens 'N Things, Inc.............    3,433,750
    70,000      *  Men's Wearhouse, Inc..............    2,607,500
   215,000      *  Office Depot, Inc.................    4,340,313
       806      *  Sound Advice, Inc. Warrants,--
                     $8.70 expiring 6/14/99+.........            0
   150,000      *  Staples, Inc......................    4,143,750
                                                      ------------
                                                        32,594,063
                                                      ------------
                   TOTAL COMMON STOCKS
                     (COST $159,677,827).............  262,822,813
                                                      ------------

PRINCIPAL
  AMOUNT
----------
CONVERTIBLE NOTES-- 0.0%
$      85          Surgical Laser Technologies
                     8.00%, 7/30/99+..........                    0
                                                       ------------

                                  (CONTINUED)

                                    EVERGREEN
                              AGGRESSIVE GROWTH FUND

(Pine tree logo
appears here.)-------------------------------------------------------------


                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               September 30, 1997

PRINCIPAL
  AMOUNT                                                  VALUE

-------------------------------------------------------------------


REPURCHASE AGREEMENT-- 0.2%
$ 515,000          State Street Bank & Trust Co.
                     5.00% dated 9/30/97, due 10/1/97,
                     maturity value $515,072.
                     (Cost-- $515,000)(a)............. $    515,000
                                                       ------------
                   TOTAL INVESTMENTS--
                     (COST $160,192,827)...... 99.9%    263,337,813
                   OTHER ASSETS AND
                     LIABILITIES-- NET........   0.1        187,904
                                               ------- ------------
                   NET ASSETS................. 100.0%  $263,525,717
                                               -------  -----------
                                               ------- ------------


* Non-income producing securities.
+ No market quotation available. Valued at fair value as determined in good faith under procedures established by the Funds' Board of Trustees.

(a) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at September 30, 1997.

ADR  American Depository Receipts

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                               MICRO CAP FUND, INC.

--------------------------------------------------------(Pine cone logo appears here.)

                            SCHEDULE OF INVESTMENTS
                               September 30, 1997

SHARES                                                    VALUE

------------------------------------------------------------------


COMMON STOCKS-- 100.9%
                AEROSPACE & DEFENSE-- 0.7%
  9,900   *     Ducommun, Inc.......................... $  373,106
                                                        ----------
                BANKS-- 12.0%
 19,360         BT Financial Corp......................    895,400
 10,000         CNB Financial Corp.....................    245,000
 20,000         First Oak Brook Bancshares, Inc. Cl.
                  A....................................    680,000
  1,900         First West Virginia Bancorp, Inc. ++...     74,338
 25,712         Independent Bank Corp..................    838,854
  2,700         Northern States Financial Corp.........    263,250
 25,000         Norwich Financial Corp.................    725,000
  5,000         Peoples Bancorp, Inc...................    202,500
 17,500         Pinnacle Financial Services, Inc.......    613,594
 20,000         Second Bancorp, Inc....................    455,000
 21,150         Washington Trust Bancorp, Inc..........    650,362
 31,250         West Coast Bancorp, Inc. (Ore.)........    968,750
                                                        ----------
                                                         6,612,048
                                                        ----------
                BUILDING, CONSTRUCTION & FURNISHINGS-- 3.7%
 23,750         Cavalier Homes, Inc....................    246,406
 15,000   *     Crossmann Communities, Inc.............    339,375
 22,000   *     Mity Lite, Inc.........................    401,500
 20,000   *     Modtech, Inc...........................    455,000
 22,000         Republic Group, Inc....................    412,500
 20,000   *     Southern Energy Homes, Inc.............    211,250
                                                        ----------
                                                         2,066,031
                                                        ----------
                BUSINESS EQUIPMENT & SERVICES-- 7.9%
 32,000   *     Equitrac Corp..........................    556,000
 20,000   *     Execustay Corp.........................    235,000
 56,500         General Employment Enterprises, Inc....    995,812
 40,000         Graphic Industries, Inc................    737,500
  1,630   *     Stevens International, Inc. Warrants--
                  $2.67 expiring 10/30/97 +............          0
 46,000   *     TEAM America Corp......................    483,000
 32,000   *     Uniflex, Inc...........................    230,000
 25,000         Uniforce Services, Inc.................    765,625
 14,200   *     Union Corp. (The)......................    340,800
                                                        ----------
                                                         4,343,737
                                                        ----------
                CHEMICAL & AGRICULTURAL PRODUCTS-- 3.3%
 21,600         Balchem Corp...........................    337,500
 40,000   *     Calnetics Corp.........................    275,000
 37,800         Chase Corp.............................    446,513
 51,318         Hawkins Chemical, Inc..................    500,350
 20,000   *     JLM Industries, Inc....................    247,500
                                                        ----------
                                                         1,806,863
                                                        ----------
                CONSUMER PRODUCTS & SERVICES-- 7.5%
 22,000         Bush Industries, Inc. Cl. A............    609,125
 35,000         Cooker Restaurant Corp.................    365,312
 25,000   *     Educational Development Corp...........    187,500
 42,000         First Years, Inc. (The)................  1,186,500
 30,000   *     Fountain Power Boat Industries, Inc....    444,375
110,000   *     Gotham Apparel Corp.**+................      5,500
  1,800         Oneida, Ltd............................     63,900
 15,000         Shelby Williams Industries, Inc........    297,188
SHARES                                                    VALUE

------------------------------------------------------------------

COMMON STOCKS-- CONTINUED
                CONSUMER PRODUCTS & SERVICES-- CONTINUED
 20,000   *     Stanley Furniture, Inc................. $  535,000
 31,600         Stephan Co. (The)......................    438,450
                                                        ----------
                                                         4,132,850
                                                        ----------
                ELECTRICAL EQUIPMENT & SERVICES-- 7.3%
 25,000   *     Ault, Inc..............................    215,625
 38,000         Badger Meter, Inc. #...................  1,864,375
 48,270   *     Del Global Technologies Corp...........    515,886
  5,000   *     Graham Corp............................     97,500
  6,400         L.S. Starrett, Co. Cl. A...............    235,200
 35,000   *     Powell Industries, Inc.................    542,500
 25,000         Power One, Inc.........................    350,000
 21,000         Todd-AO Corp. (The) Cl. A..............    233,625
                                                        ----------
                                                         4,054,711
                                                        ----------
                ENERGY-- 1.4%
 20,000   *     Mitcham Industries, Inc................    422,500
 14,500         Prima Energy Corp. Co..................    340,750
                                                        ----------
                                                           763,250
                                                        ----------
                FINANCE & INSURANCE-- 5.4%
 47,000   *     ACE Cash Express, Inc..................    898,875
 21,600   *     CorVel Corp............................    826,200
 10,000   *     FPIC Insurance Group, Inc..............    295,000
 21,804   *     Grand Premier Financial, Inc...........    280,726
 20,000   *     Penn Treaty American Corp..............    660,000
                                                        ----------
                                                         2,960,801
                                                        ----------
                FOOD RETAILING & DISTRIBUTION-- 1.0%
 25,000         Worthington Foods, Inc.................    578,125
                                                        ----------
                HEALTHCARE PRODUCTS & SERVICES-- 10.7%
 29,000   *     Alcide Corp............................  1,566,000
 91,000   *     Biosource International, Inc...........    574,437
 33,666         Del Laboratories, Inc..................  1,254,058
 15,000   *     Empi, Inc..............................    360,000
 25,000         Kewaunee Scientific Corp...............    312,500
 20,000   *     Laser Industries, Ltd..................    345,000
 26,100         Meridian Diagnostics, Inc..............    309,938
 60,000   *     Mesa Laboratories, Inc.................    393,750
 35,300   *     Neogen Corp............................    503,025
 20,000   *     Nutramax Products, Inc.................    282,500
                                                        ----------
                                                         5,901,208
                                                        ----------
                INDUSTRIAL SPECIALTY PRODUCTS & SERVICES-- 17.3%
 20,000   *     AG Services of America, Inc............    367,500
 25,000         American Eco Corp......................    325,000
 24,900         American Precision Industries, Inc.....    569,587
  8,700         Benthos, Inc...........................    239,250
 25,000   *     CEM Corp...............................    262,500
 20,000   *     Chemfab Corp...........................    430,000
 20,000         CPAC, Inc..............................    215,000
 10,000         Fibermark, Inc.........................    208,125
 40,000         General Bearing Corp...................    580,000
 30,000   *     Genlyte Group, Inc.....................    510,000
 35,000         Gorman Rupp Co.........................    695,625

                                  (CONTINUED)

                                    EVERGREEN
                               MICRO CAP FUND, INC.


(Pine tree logo
appears here.)-------------------------------------------------------------


                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               September 30, 1997

SHARES                                                    VALUE

------------------------------------------------------------------


COMMON STOCKS-- CONTINUED
                INDUSTRIAL SPECIALTY PRODUCTS & SERVICES--
                CONTINUED
 40,000         Meade Instruments Corp................. $  385,000
 53,250         Met-Pro Corp...........................    978,469
 22,500         Modern Controls, Inc...................    213,750
 31,900         Raven Industries, Inc..................    783,544
 35,000         RPC, Inc...............................    975,625
 17,500   *     Special Devices, Inc...................    492,187
 26,500   *     Steel of West Virginia, Inc............    289,844
 20,000   *     Sterignics International, Inc..........    350,000
 26,000         World Fuel Services Corp...............    646,750
                                                        ----------
                                                         9,517,756
                                                        ----------
                INFORMATION SERVICES & TECHNOLOGY-- 11.4%
 25,000   *     Advanced Communications Systems, Inc...    318,750
 34,400   *     American Science & Engineering Inc.....    447,200
 55,000   *     Analytical Surveys, Inc................  1,258,125
 12,500   *     Comarco, Inc...........................    277,344
 33,000         Equinox Systems, Inc...................    457,875
 27,500   *     IFR Systems, Inc.......................    907,500
 27,000   *     Norstan, Inc...........................    580,500
  3,500   *     Optelecom, Inc.........................     61,250
 20,000   *     Percon Acquisition, Inc................    280,000
 10,000   *     Reliability, Inc.......................    432,500
 25,000   *     SBS Technologies, Inc..................    596,875
 30,000   *     WPI Group, Inc.........................    363,750
 10,000   *     Zygo Corp..............................    300,000
                                                        ----------
                                                         6,281,669
                                                        ----------
                RETAILING & WHOLESALE-- 2.3%
 60,500   *     Bowlin Outdoor Advertising & Travel
                  Centers, Inc.........................    287,375
 20,000   *     Buckle, Inc. (The).....................    487,500
 25,000   *     Kenneth Cole Productions, Inc..........    407,813
 15,000   *     World Of Science, Inc..................     85,781
                                                        ----------
                                                         1,268,469
                                                        ----------
                TELECOMMUNICATION SERVICES & EQUIPMENT-- 0.8%
 14,400         Hickory Tech Corp......................    468,000
                                                        ----------
SHARES                                                    VALUE

------------------------------------------------------------------

COMMON STOCKS-- CONTINUED
                TEXTILE & APPAREL-- 1.4%
 30,000         Culp, Inc.............................. $  622,500
 14,500         Decorator Industries, Inc..............    143,188
                                                        ----------
                                                           765,688
                                                        ----------
                THRIFT INSTITUTIONS-- 5.8%
 14,600         Iroquois Bancorp, Inc..................    375,950
 24,568         Parkvale Financial Corp................    801,531
 38,900         Virginia First Financial Corp..........    933,600
 30,000   *     WSFS Financial Corp....................    551,250
 20,000         York Financial Corp....................    515,000
                                                        ----------
                                                         3,177,331
                                                        ----------
                TRANSPORTATION-- 0.9%
 18,000   *     MTL, Inc...............................    495,000
                                                        ----------
                UTILITIES-- ELECTRIC-- 0.1%
  1,591         Eselco, Inc............................     63,342
                                                        ----------

                 TOTAL INVESTMENTS--
                   (COST $38,284,878)..........  100.9%  55,629,985
                 OTHER ASSETS AND
                   LIABILITIES-- NET...........   (0.9)    (485,641)
                                                ------- -----------
                 NET ASSETS....................  100.0% $55,144,344
                                                -------  ----------
                                                ------- -----------


 * Non-income producing securities.
 + No market quotation available. Valued at fair value as determined in good faith under procedures established by the Fund's Board of Directors.
++ 1,260 shares of this security are being acquired on a delayed delivery basis at a cost of $32,560.
** Investment in non-controlled affiliate-holding over 5% of outstanding voting securities. This investment was acquired by the Fund at a cost of $665,880. During the year-ended September 30, 1997, the Fund recognized no dividend income from this security.
 # 2,000 shares of this security have been segregated to cover securities acquired on a delayed delivery basis.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                           U.S. REAL ESTATE EQUITY FUND

---------------------------------------------------(Pine trees logo appears here.)


                            SCHEDULE OF INVESTMENTS
                               September 30, 1997

SHARES                                                    VALUE

------------------------------------------------------------------


EQUITY SECURITIES-- 98.2%
                REAL ESTATE INVESTMENT TRUSTS-- 52.3%
                APARTMENTS-- 2.0%
 15,000         Apartment Investment & Management Co.
                  Cl. A............................... $   541,875
                                                       -----------
                FACTORY OUTLET CENTERS-- 1.1%
  6,000         Chelsea GCA Realty, Inc...............     250,500
  4,800         Horizon Group, Inc....................      57,900
                                                       -----------
                                                           308,400
                                                       -----------
                HOTELS-- 13.6%
 35,000         Innkeepers USA Trust..................     601,562
 26,999         Patriot American Hospitality, Inc.....     860,593
 25,000         RFS Hotel Investors, Inc..............     487,500
 17,001         Starwood Lodging Trust................     976,495
 45,000         Sunstone Hotel Investors, Inc.........     793,125
                                                       -----------
                                                         3,719,275
                                                       -----------
                MORTGAGES-- 3.2%
204,400         Asset Investors Corp..................     881,475
                                                       -----------
                OFFICE-INDUSTRIAL BUILDINGS-- 28.3%
 97,000         American Industrial Property..........     303,125
 25,000         Arden Realty, Inc.....................     784,375
 12,000         Bedford Property Investors, Inc.......     264,000
 10,000         Boston Properties, Inc................     328,125
 25,000         Brandywine Realty Trust...............     598,437
 20,000         Carramerica Realty Corp...............     640,000
 18,600         Crescent Real Estate Equities, Inc....     746,325
 30,000         Equity Office Properties Trust........   1,018,125
 30,000         Kilroy Realty Corp....................     810,000
 15,000         Liberty Property Trust................     404,063
 20,000         Parkway Properties, Inc...............     678,750
 20,000         SL Green Realty Corp..................     517,500
 20,000         Weeks Corp............................     655,000
                                                       -----------
                                                         7,747,825
                                                       -----------
                SHOPPING CENTERS-- 4.1%
  8,000      *  Alexander's, Inc......................     658,000
  6,000         Kimco Reality Corp....................     208,875
 17,800         Western Investment Real Estate
                  Trust...............................     240,300
                                                       -----------
                                                         1,107,175
                                                       -----------
                TOTAL REAL ESTATE INVESTMENT TRUSTS
                  (COST $11,272,530)..................  14,306,025
                                                       -----------
SHARES                                                    VALUE
------------------------------------------------------------------


EQUITY SECURITIES-- (continued)
                COMMON STOCKS-- 45.9%
                HOMEBUILDERS-- 16.7%
 25,000      *  Belmont Homes, Inc.................... $   201,563
 19,300         Continental Homes Holding Corp........     565,731
 50,000      *  Crossmann Communities, Inc............   1,131,250
 22,900      *  Pacific Greystone Corp................     455,137
117,800      *  Presley Companies (The), Class A......     103,075
 30,000      *  Toll Brothers, Inc....................     697,500
 76,500      *  US Home Corp., Warrants Cl. B,
                  $20-expiring 6/22/98................   1,415,250
                                                       -----------
                                                         4,569,506
                                                       -----------
                LODGING-- 17.9%
 27,000      *  Bridgestreet Accomodations, Inc.......     310,500
 70,000      *  Candlewood Hotel Co., Inc.............     761,250
 40,000      *  Extended Stay America, Inc............     600,000
 25,000      *  Homegate Hospitality, Inc.............     331,250
 44,000      *  Homestead Village Properties, Inc.....     781,000
 11,600      *  Interstate Hotels Co..................     378,450
 65,000      *  John Q. Hammons Hotels, Inc...........     568,750
 38,000      *  Servico, Inc..........................     650,750
 12,000      *  Wyndham Hotel Corp....................     531,000
                                                       -----------
                                                         4,912,950
                                                       -----------
                MISC. REAL ESTATE COMPANIES-- 10.9%
 27,000      *  Cadiz Land, Inc.......................     192,375
 26,000      *  Capital Trust.........................     269,750
 38,500      *  Crescent Operating, Inc...............     784,437
 15,000         Forest City Enterprises, Inc..........     862,500
 20,600      *  Grubb & Ellis Co......................     299,988
 35,200      *  Wellsford Real Properties, Inc........     563,200
                                                       -----------
                                                         2,972,250
                                                       -----------
                SELF-STORAGE-- 0.4%
 20,000         Fortress Group, Inc...................     102,500
    500      *  Value Property Trust..................       7,938
                                                       -----------
                                                           110,438
                                                       -----------
                TOTAL COMMON STOCKS
                  (COST $9,449,794)...................  12,565,144
                                                       -----------

                TOTAL INVESTMENTS
                  (COST $20,722,324)...........  98.2%   26,871,169
                OTHER ASSETS AND
                  LIABILITIES-- NET............   1.8       484,840
                                                ------- -----------
                NET ASSETS..................... 100.0%  $27,356,009
                                                -------
                                                ------- -----------
                                                        -----------

* Non-income producing security.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                    OMEGA FUND

(Pine tree logo
appears here.)---------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               September 30, 1997

  SHARES                                                 VALUE

------------------------------------------------------------------


COMMON STOCKS-- 96.0%
                   BANKS-- 8.9%
    34,700         BankBoston Corp................... $  3,068,781
    40,000   *     Coast Savings Financial, Inc......    2,097,500
   100,000         First American Corp. Tennessee....    4,903,125
    56,000   *     Firstplus Financial Group, Inc....    3,143,000
   105,000         Greenpoint Financial Corp.........    6,654,375
   100,000         TCF Financial Corp................    5,843,750
                                                      ------------
                                                        25,710,531
                                                      ------------
                   BUILDING, CONSTRUCTION & FURNISHINGS-- 2.6%
   236,300   *     Furniture Brands International,
                     Inc.............................    4,460,163
   100,000         Sherwin-Williams Company..........    2,943,750
                                                      ------------
                                                         7,403,913
                                                      ------------
                   BUSINESS EQUIPMENT & SERVICES-- 3.4%
   110,000   *     Interim Services, Inc.............    3,093,750
   100,000         Paychex, Inc......................    3,490,625
    77,200         Stewart Enterprises, Inc..........    3,372,675
                                                      ------------
                                                         9,957,050
                                                      ------------
                   CAPITAL GOODS-- 2.1%
    50,000         Case Corp.........................    3,331,250
    50,000         Caterpillar, Inc..................    2,696,875
                                                      ------------
                                                         6,028,125
                                                      ------------
                   CHEMICAL & AGRICULTURAL PRODUCTS-- 1.0%
    45,000         Du Pont (E. I.) De Nemours & Co...    2,770,313
                                                      ------------
                   DIVERSIFIED COMPANIES-- 1.7%
    60,000         Tyco International Limited........    4,923,750
                                                      ------------
                   EDUCATION-- 0.2%
    23,300   *     Edutrek International, Inc........      617,450
                                                      ------------
                   ELECTRONICS-- 5.8%
   151,666   *     Analog Devices, Inc...............    5,080,811
    47,000         Intel Corp........................    4,343,094
    55,000         Texas Instruments, Inc............    7,431,875
                                                      ------------
                                                        16,855,780
                                                      ------------
                   ELECTRICAL EQUIPMENT & SERVICES-- 4.1%
   115,000         General Electric Co...............    7,827,187
   155,000         Westinghouse Electric Corp........    4,194,688
                                                      ------------
                                                        12,021,875
                                                      ------------
                   ENVIRONMENTAL SERVICES-- 3.7%
   109,000   *     United States Filter Corp.........    4,693,812
   150,000   *     USA Waste Services, Inc...........    5,981,250
                                                      ------------
                                                        10,675,062
                                                      ------------
                   FINANCE & INSURANCE-- 12.4%
    65,000         American Express Co...............    5,321,875
    52,500         American International Group,
                     Inc.............................    5,417,344
    43,500         CMAC Investment Corp..............    2,332,687
   150,000   *     Concord EFS, Inc..................    4,040,625
    80,000         Nationwide Financial Services,
                     Inc.
                     Cl. A...........................    2,230,000
    55,000         Protective Life Corp..............    2,777,500
  SHARES                                                 VALUE
------------------------------------------------------------------


COMMON STOCKS-- (CONTINUED)
                   FINANCE & INSURANCE-- CONTINUED
    45,000         SLM Holding Corp.................. $  6,952,500
    98,333         Travelers Group, Inc..............    6,711,227
                                                      ------------
                                                        35,783,758
                                                      ------------
                   FOOD & BEVERAGE PRODUCTS-- 4.7%
   268,200         Flowers Industries, Inc...........    5,464,575
   130,000         Pepsico, Inc......................    5,273,125
    70,000         Philip Morris Companies, Inc......    2,909,375
                                                      ------------
                                                        13,647,075
                                                      ------------
                   HEALTHCARE PRODUCTS & SERVICES-- 5.7%
    59,250         Cardinal Health, Inc..............    4,206,750
    80,000         HBO & Company.....................    3,015,000
   125,000   *     Health Management Associates,
                     Inc.............................    3,953,125
   200,000   *     HEALTHSOUTH Corp..................    5,337,500
                                                      ------------
                                                        16,512,375
                                                      ------------
                   INFORMATION SERVICES & TECHNOLOGY-- 3.9%
    41,100   *     J.D. Edwards & Company............    1,381,987
    44,000   *     Microsoft Corp....................    5,823,125
    70,000   *     PeopleSoft, Inc...................    4,178,125
                                                      ------------
                                                        11,383,237
                                                      ------------
                   LEISURE & TOURISM-- 1.2%
    45,000   *     HFS, Inc..........................    3,349,688
                                                      ------------
                   NATURAL GAS-- 3.3%
   100,000   *     Nuevo Energy Corp.................    4,787,500
   127,100   *     United Meridian Corp..............    4,670,925
                                                      ------------
                                                         9,458,425
                                                      ------------
                   OFFICE EQUIPMENT & SUPPLIES-- 6.2%
   140,000   *     EMC Corp..........................    8,172,500
    50,000         Hewlett-Packard Co................    3,478,125
    60,000         International Business Machines
                     Corp............................    6,356,250
                                                      ------------
                                                        18,006,875
                                                      ------------
                   OIL-- 2.2%
    97,500         Exxon Corp........................    6,246,094
                                                      ------------
                   OIL FIELD SERVICES-- 7.7%
    80,000   *     BJ Services Co....................    5,940,000
    63,200   *     Diamond Offshore Drilling, Inc....    3,487,850
   180,000         ENSCO International, Inc..........    7,098,750
   160,000   *     Falcon Drilling...................    5,650,000
                                                      ------------
                                                        22,176,600
                                                      ------------
                   PHARMACEUTICALS-- 8.2%
    31,300         American Home Products Corp.......    2,284,900
    50,000         Lilly (Eli) & Co..................    6,021,875
   100,000         Pfizer, Inc.......................    6,006,250
    70,000         Warner-Lambert Co.................    9,445,625
                                                      ------------
                                                        23,758,650
                                                      ------------

                                  (CONTINUED)

                                    EVERGREEN
                                    OMEGA FUND

------------------------------------------------------(Pine tree logo appears here.)


                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               September 30, 1997

  SHARES                                                 VALUE

------------------------------------------------------------------


COMMON STOCKS-- CONTINUED
                   RETAILING & WHOLESALE-- 3.0%
    81,250         Dollar General Corp............... $  2,767,578
    85,000   *     Kohl's Corp.......................    6,035,000
                                                      ------------
                                                         8,802,578
                                                      ------------
                   TELECOMMUNICATION SERVICES &
                     EQUIPMENT-- 4.0%
    60,000   *     Cisco Systems, Inc................    4,385,625
    95,000         Motorola, Inc.....................    6,828,125
    17,900   *     NEXTLINK Communications, Inc......      431,837
                                                      ------------
                                                        11,645,587
                                                      ------------
                   TOTAL COMMON STOCKS
                     (COST $204,503,720).............  277,734,791
                                                      ------------
PRINCIPAL
  AMOUNT                                                 VALUE

------------------------------------------------------------------

REPURCHASE AGREEMENT-- 3.4%
 9,939,000         Keystone Joint Repurchase
                     Agreement, investment in
                     repurchase agreements in a joint
                     trading account, purchased
                     9/30/97, 6.15%, maturing
                     10/1/97, maturity value
                     $9,940,698.
                     (cost $9,939,000) (a)........... $  9,939,000
                                                      ------------

            TOTAL INVESTMENTS--
            (COST $214,442,720).......  99.4%    287,673,791
            OTHER ASSETS AND
              LIABILITIES-- NET.......   0.6       1,594,807
                                       -------- ------------
            NET ASSETS................ 100.0%   $289,268,598
                                       -------- ------------
                                       -------- ------------


* Non-income producing securities.

(a) The repurchase agreements are fully collaterized by U.S. Government and/or agency obligations based on market prices at September 30, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN

(logo)-------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                               September 30, 1997

                                                     (Photo)            (Photo)         (Photo)       (Photo)
                                                                        AGGRESSIVE        MICRO          U.S. REAL
                                                       EVERGREEN          GROWTH           CAP         ESTATE EQUITY
                                                          FUND             FUND        FUND, INC.           FUND

----------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at value (identified cost,
    $981,826,475, $160,192,827, $38,284,878,
    $20,722,324 and $214,442,720, respectively)...   $1,783,871,097    $263,337,813    $55,629,985      $ 26,871,169
  Cash............................................           42,608             448          4,001           211,920
  Receivable for Fund shares sold.................        3,788,583         105,919        184,027         1,094,065
  Receivable for investments sold.................        2,019,487       1,000,927        900,554           495,922
  Dividends and interest receivable...............          982,747          15,877         23,148            90,625
  Unamortized organization expense................                0          14,562              0             6,778
  Prepaid expenses and other assets...............          185,843          65,079         23,726            22,712
----------------------------------------------------------------------------------------------------------------------
      Total assets................................    1,790,890,365     264,540,625     56,765,441        28,793,191
----------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable for Fund shares repurchased.............        5,813,311         261,956        304,099            42,253
  Payable for investments purchased...............        5,040,253         410,801        556,335         1,345,104
  Notes payable...................................                0               0        650,000                 0
  Management fee payable..........................        1,277,255         127,529         43,518             7,000
  Distribution plan expenses payable..............          366,362          68,378          1,503             2,885
  Due to related parties..........................                0           6,300              0                 0
  Accrued expenses and other liabilities..........          296,790         139,944         65,642            39,940
----------------------------------------------------------------------------------------------------------------------
      Total liabilities...........................       12,793,971       1,014,908      1,621,097         1,437,182
----------------------------------------------------------------------------------------------------------------------
NET ASSETS........................................   $1,778,096,394    $263,525,717    $55,144,344      $ 27,356,009
----------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY
  Paid-in capital.................................   $  935,099,031    $151,213,024    $34,979,240      $ 17,403,899
  Undistributed net investment income (accumulated
    net investment loss)..........................        6,764,258         (11,041)       (11,658)           94,223
  Accumulated net realized gains on investments
    and
    foreign currency related transactions.........       34,168,483       9,178,748      2,831,655         3,709,042
  Net unrealized appreciation on investments and
    foreign currency related transactions.........      802,044,622     103,144,986     17,345,107         6,148,845
----------------------------------------------------------------------------------------------------------------------
      Total net assets............................   $1,778,096,394    $263,525,717    $55,144,344      $ 27,356,009
----------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSISTS OF
  Class A.........................................   $  161,415,496    $173,982,495    $ 2,438,122      $  2,778,279
  Class B.........................................      503,355,066      41,167,404      1,713,372         3,445,644
  Class C.........................................        8,887,834       3,992,280        260,558         1,672,650
  Class Y.........................................    1,104,437,998      44,383,538     50,732,292        19,459,436
----------------------------------------------------------------------------------------------------------------------
      Total net assets............................   $1,778,096,394    $263,525,717    $55,144,344      $ 27,356,009
----------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
  Class A.........................................        7,031,081       7,409,977         91,371           143,621
  Class B.........................................       22,182,031       1,776,073         65,538           179,988
  Class C.........................................          392,275         172,372          9,961            87,415
  Class Y.........................................       47,870,520       1,882,994      1,890,874           998,433
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
  Class A.........................................   $        22.96    $      23.48    $     26.68      $      19.34
----------------------------------------------------------------------------------------------------------------------
  Class A-- Offering price (based on sales charge
    of 4.75%).....................................   $        24.10    $      24.65    $     28.01      $      20.30
----------------------------------------------------------------------------------------------------------------------
  Class B.........................................   $        22.69    $      23.18    $     26.14      $      19.14
----------------------------------------------------------------------------------------------------------------------
  Class C.........................................   $        22.66    $      23.16    $     26.16      $      19.13
----------------------------------------------------------------------------------------------------------------------
  Class Y.........................................   $        23.07    $      23.57    $     26.83      $      19.49
----------------------------------------------------------------------------------------------------------------------

                                                      (Photo)
                                                       OMEGA
                                                        FUND
----------------------------------------------------------------
ASSETS
  Investments, at value (identified cost,
    $981,826,475, $160,192,827, $38,284,878,
    $20,722,324 and $214,442,720, respectively)...  $287,673,791
  Cash............................................             0
  Receivable for Fund shares sold.................       268,114
  Receivable for investments sold.................     2,338,501
  Dividends and interest receivable...............       147,481
  Unamortized organization expense................             0
  Prepaid expenses and other assets...............        95,585
-----------------------------------------------------------------
      Total assets................................   290,523,472
-----------------------------------------------------------------
LIABILITIES
  Payable for Fund shares repurchased.............       681,636
  Payable for investments purchased...............       304,300
  Notes payable...................................             0
  Management fee payable..........................       173,585
  Distribution plan expenses payable..............        69,846
  Due to related parties..........................         3,000
  Accrued expenses and other liabilities..........        22,507
----------------------------------------------------------------
      Total liabilities...........................     1,254,874
----------------------------------------------------------------
NET ASSETS........................................  $289,268,598
----------------------------------------------------------------
NET ASSETS REPRESENTED BY
  Paid-in capital.................................  $199,064,970
  Undistributed net investment income (accumulated
    net investment loss)..........................        (2,889)
  Accumulated net realized gains on investments
    and
    foreign currency related transactions.........    16,975,446
  Net unrealized appreciation on investments and
    foreign currency related transactions.........    73,231,071
----------------------------------------------------------------
      Total net assets............................  $289,268,598
----------------------------------------------------------------
NET ASSETS CONSISTS OF
  Class A.........................................  $162,847,147
  Class B.........................................   110,348,949
  Class C.........................................    16,067,238
  Class Y.........................................         5,264
----------------------------------------------------------------
      Total net assets............................  $289,268,598
----------------------------------------------------------------
SHARES OUTSTANDING
  Class A.........................................     7,177,212
  Class B.........................................     5,084,012
  Class C.........................................       738,911
  Class Y.........................................           232
----------------------------------------------------------------
NET ASSET VALUE PER SHARE
  Class A.........................................  $      22.69
----------------------------------------------------------------
  Class A-- Offering price (based on sales charge
    of 4.75%).....................................  $      23.82
----------------------------------------------------------------
  Class B.........................................  $      21.71
----------------------------------------------------------------
  Class C.........................................  $      21.74
----------------------------------------------------------------
  Class Y.........................................  $      22.69
----------------------------------------------------------------

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN

-----------------------------------------------------(logo)

                            STATEMENTS OF OPERATIONS
                     For the Year Ended September 30, 1997


                                                     (Photo)            (Photo)         (Photo)       (Photo)
                                                                        AGGRESSIVE        MICRO
                                                         EVERGREEN        GROWTH           CAP        U.S. REAL ESTATE
                                                            FUND           FUND        FUND, INC.       EQUITY FUND

----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest...........................................   $ 12,706,266    $   123,452    $     4,317      $      6,392
  Dividends (net of foreign withholding taxes of
    $11,452, $0, $719, $180 and $0, respectively)....     15,182,315        230,690        480,254           402,951
----------------------------------------------------------------------------------------------------------------------
      Total income...................................     27,888,581        354,142        484,571           409,343
----------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee.....................................     13,089,112      1,013,344        428,047           156,812
  Distribution Plan expenses.........................      4,002,175        560,145         17,647            18,973
  Transfer agent fees................................      2,195,796        349,155         73,766            49,813
  Administrative fees................................              0         62,915              0                 0
  Custodian fees.....................................        375,219         54,405         53,168            33,041
  Registration fees..................................        134,049        112,739         62,160            53,551
  Professional fees..................................         46,752         29,876         20,832            24,699
  Trustees fees......................................         58,712         12,287         10,933             6,001
  Organization expense...............................              0          5,110              0             6,187
  Other..............................................        479,758         66,955         29,307            24,149
----------------------------------------------------------------------------------------------------------------------
      Total expenses.................................     20,381,573      2,266,931        695,860           373,226
  Less: Indirectly paid expenses.....................         (7,379)       (12,485)        (1,887)           (2,261)
      Fee waivers and/or reimbursement from
  Investment
        Adviser......................................              0              0              0          (116,715)
----------------------------------------------------------------------------------------------------------------------
      Net expenses...................................     20,374,194      2,254,446        693,973           254,250
----------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS).......................      7,514,387     (1,900,304)      (209,402)          155,093
----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments...................     36,805,817     12,171,177      3,640,708         4,054,572
  Net change in unrealized appreciation on
    investments and foreign currency related
    transactions.....................................    388,053,134     16,257,433     16,316,906         5,804,070
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments....    424,858,951     28,428,610     19,957,614         9,858,642
----------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS..................................   $432,373,338    $26,528,306    $19,748,212      $ 10,013,735
----------------------------------------------------------------------------------------------------------------------

                                                         (Photo)
                                                          OMEGA
                                                          FUND*
-------------------------------------------------------------------
INVESTMENT INCOME
  Interest...........................................  $   589,621
  Dividends (net of foreign withholding taxes of
    $11,452, $0, $719, $180 and $0, respectively)....    1,635,384
------------------------------------------------------------------
      Total income...................................    2,225,005
------------------------------------------------------------------
EXPENSES
  Management fee.....................................    1,480,178
  Distribution Plan expenses.........................    1,012,520
  Transfer agent fees................................      572,105
  Administrative fees................................       33,135
  Custodian fees.....................................      103,682
  Registration fees..................................       61,635
  Professional fees..................................       35,256
  Trustees fees......................................       19,148
  Organization expense...............................            0
  Other..............................................       59,699
-------------------------------------------------------------------
      Total expenses.................................    3,377,358
  Less: Indirectly paid expenses.....................      (21,889)
      Fee waivers and/or reimbursement from
  Investment
        Adviser......................................            0
-------------------------------------------------------------------
      Net expenses...................................    3,355,469
-------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS).......................   (1,130,464)
--------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments...................   17,255,823
  Net change in unrealized appreciation on
    investments and foreign currency related
    transactions.....................................   35,276,768
------------------------------------------------------------------
  Net realized and unrealized gain on investments....   52,532,591
------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS..................................  $51,402,127
------------------------------------------------------------------

* THE STATEMENT OF OPERATIONS IS FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1997. OMEGA FUND'S FISCAL YEAR-END CHANGED FROM DECEMBER 31 TO SEPTEMBER 30, EFFECTIVE SEPTEMBER 30, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN

(logo)--------------------------------------------------------------

                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996

                                                                                                                     (Photo)
                                                                                                                      OMEGA
                                                                                                                       FUND

-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest......................................................................................................   $    614,911
  Dividends (net foreign withholding taxes of $11,152)..........................................................      1,898,416
-------------------------------------------------------------------------------------------------------------------------------
    Total income................................................................................................      2,513,327
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Advisory fee..................................................................................................      1,831,142
  Distribution Plan expenses....................................................................................      1,170,321
  Transfer agent fees...........................................................................................        691,038
  Registration fees.............................................................................................         85,770
  Custodian fees................................................................................................        151,914
  Professional fees.............................................................................................         72,898
  Printing......................................................................................................         34,344
  Trustees fees.................................................................................................          8,074
  Other.........................................................................................................         66,125
-------------------------------------------------------------------------------------------------------------------------------
      Total expenses............................................................................................      4,111,626
  Less: Indirectly paid expenses................................................................................        (35,028)
-------------------------------------------------------------------------------------------------------------------------------
      Net expenses..............................................................................................      4,076,598
-------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT LOSS...........................................................................................     (1,563,271)
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments..............................................................................     35,051,903
  Net change in unrealized appreciation (depreciation) on investments...........................................     (8,092,996)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments...............................................................     26,958,907
-------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................................................   $ 25,395,636
-------------------------------------------------------------------------------------------------------------------------------

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN

------------------------------------------------------(logo)

                      STATEMENTS OF CHANGES IN NET ASSETS
                     For the year ended September 30, 1997

                                                     (Photo)            (Photo)         (Photo)       (Photo)

                                                                       AGGRESSIVE        MICRO
                                                      EVERGREEN          GROWTH           CAP         U.S. REAL ESTATE
                                                         FUND             FUND         FUND, INC.       EQUITY FUND

----------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income (loss)...................   $    7,514,387    $ (1,900,304)   $   (209,402)     $    155,093
  Net realized gain on investments...............       36,805,817      12,171,177       3,640,708         4,054,572
  Net change in unrealized appreciation on
    investments and foreign currency related
    transactions.................................      388,053,134      16,257,433      16,316,906         5,804,070
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from
      operations.................................      432,373,338      26,528,306      19,748,212        10,013,735
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A......................................         (454,970)              0               0            (6,261)
    Class B......................................                0               0               0            (9,714)
    Class C......................................                0               0               0            (6,723)
    Class Y......................................       (5,485,239)              0               0          (227,570)
  Net realized gain on investments:
    Class A......................................       (2,174,311)              0               0           (38,196)
    Class B......................................       (6,498,011)              0               0           (78,705)
    Class C......................................         (143,970)              0               0           (45,396)
    Class Y......................................      (18,647,833)              0               0        (1,293,384)
----------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders..........      (33,404,334)              0               0        (1,705,949)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Class A......................................       39,895,501      60,500,657         755,407         2,049,164
    Class B......................................      145,818,712      15,217,239        (340,774)        2,229,478
    Class C......................................          915,254       2,598,069         211,290         1,266,292
    Class Y......................................        4,791,605      13,520,194      (7,243,226)        2,083,236
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from capital share
      transactions...............................      191,421,072      91,836,159      (6,617,303)        7,628,170
----------------------------------------------------------------------------------------------------------------------
      Total increase in net assets...............      590,390,076     118,364,465      13,130,909        15,935,956
NET ASSETS
  Beginning of period............................    1,187,706,318     145,161,252      42,013,435        11,420,053
----------------------------------------------------------------------------------------------------------------------
  END OF PERIOD..................................   $1,778,096,394    $263,525,717    $ 55,144,344      $ 27,356,009
----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (accumulated
  net investment loss)...........................   $    6,764,258    $    (11,041)   $    (11,658)     $     94,223
----------------------------------------------------------------------------------------------------------------------

                                                    (Photo)
                                                      OMEGA
                                                      FUND*
--------------------------------------------------------------
OPERATIONS
  Net investment income (loss)...................  $ (1,130,464)
  Net realized gain on investments...............    17,255,823
  Net change in unrealized appreciation on
    investments and foreign currency related
    transactions.................................    35,276,768
------------------------------------------------------------------
    Net increase in net assets resulting from
      operations.................................    51,402,127
-----------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A......................................             0
    Class B......................................             0
    Class C......................................             0
    Class Y......................................             0
  Net realized gain on investments:
    Class A......................................    (6,112,342)
    Class B......................................    (4,386,128)
    Class C......................................      (657,041)
    Class Y......................................            (1)
----------------------------------------------------------------
    Total distributions to shareholders..........   (11,155,512)
----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Class A......................................   (14,871,793)
    Class B......................................     5,281,615
    Class C......................................    (3,766,590)
    Class Y......................................         5,022
----------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from capital share
      transactions...............................   (13,351,746)
-----------------------------------------------------------------
      Total increase in net assets...............    26,894,869
NET ASSETS
  Beginning of period............................   262,373,729
----------------------------------------------------------------
  END OF PERIOD..................................  $289,268,598
---------------------------------------------------------------
Undistributed net investment income (accumulated
  net investment loss)...........................  $     (2,889)
----------------------------------------------------------------

* THE STATEMENT OF CHANGES IN NET ASSETS IS FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1997. OMEGA FUND'S FISCAL YEAR-END CHANGED FROM DECEMBER 31 TO SEPTEMBER 30, EFFECTIVE SEPTEMBER 30, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN


(logo)--------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                     For the year ended September 30, 1996

                                                     (Photo)            (Photo)         (Photo)       (Photo)

                                                                       AGGRESSIVE         MICRO
                                                      EVERGREEN          GROWTH            CAP         U.S. REAL ESTATE
                                                         FUND             FUND          FUND, INC.       EQUITY FUND

-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income (loss)...................   $    6,883,572    $    (923,543)   $   (209,279)     $    207,611
  Net realized gain (loss) on investments........       26,342,145       (2,456,367)       (378,317)        1,211,270
  Net change in unrealized appreciation
    (depreciation) on investments................      127,948,227       27,981,236      (1,769,027)         (117,123)
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from operations..................      161,173,944       24,601,326      (2,356,623)        1,301,758
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A......................................         (140,066)               0               0            (2,161)
    Class B......................................         (104,944)               0               0            (2,282)
    Class C......................................           (3,361)               0               0              (113)
    Class Y......................................       (3,380,345)               0               0          (161,622)
  Net realized gain on investment:
    Class A......................................       (1,345,646)      (2,568,867)        (32,318)           (2,640)
    Class B......................................       (3,481,371)        (157,682)        (61,166)           (3,174)
    Class C......................................          (94,635)          (7,213)         (1,952)             (144)
    Class Y......................................      (21,876,223)        (213,704)     (1,796,283)         (170,850)
-----------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders..........      (30,426,591)      (2,947,466)     (1,891,719)         (342,986)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Class A......................................       49,340,892        9,902,168        (119,306)          248,714
    Class B......................................      158,213,010       16,238,029        (403,806)          246,452
    Class C......................................        3,486,783          468,255         (28,984)          119,786
    Class Y......................................      128,141,965       20,876,833     (21,078,098)          222,505
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from capital share
      transactions...............................      339,182,650       47,485,285     (21,630,194)          837,457
-----------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets....      469,930,003       69,139,145     (25,878,536)        1,796,229
NET ASSETS
  Beginning of year..............................      717,776,315       76,022,107      67,891,971         9,623,824
-----------------------------------------------------------------------------------------------------------------------
  END OF YEAR....................................   $1,187,706,318    $ 145,161,252    $ 42,013,435      $ 11,420,053
-----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income..............   $    5,218,172    $           0    $          0      $    197,030
-----------------------------------------------------------------------------------------------------------------------

                                                      (Photo)
                                                      OMEGA
                                                      FUND*
-----------------------------------------------------------------
OPERATIONS
  Net investment income (loss)...................  $ (1,563,271)
  Net realized gain (loss) on investments........    35,051,903
  Net change in unrealized appreciation
    (depreciation) on investments................    (8,092,996)
------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from operations..................    25,395,636
-------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A......................................             0
    Class B......................................             0
    Class C......................................             0
    Class Y......................................             0
  Net realized gain on investment:
    Class A......................................   (15,011,932)
    Class B......................................    (9,027,710)
    Class C......................................    (1,879,136)
    Class Y......................................             0
------------------------------------------------------------------
    Total distributions to shareholders..........   (25,918,778)
------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Class A......................................    19,324,190
    Class B......................................    19,006,976
    Class C......................................     3,887,315
    Class Y......................................             0
------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from capital share
      transactions...............................    42,218,481
----------------------------------------------------------------
      Total increase (decrease) in net assets....    41,695,339
NET ASSETS
  Beginning of year..............................   220,678,390
----------------------------------------------------------------
  END OF YEAR....................................  $262,373,729
----------------------------------------------------------------
Undistributed net investment income..............  $          0
-------------------------------------------------------------------

* THE STATEMENT OF CHANGES IN NET ASSETS IS FOR THE YEAR ENDED DECEMBER 31,
1996.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN

-----------------------------------------------------------------(logo)

                       STATEMENT OF CHANGES IN NET ASSETS
                      For the year ended December 31, 1995

                                                                                                                    (Photo)
                                                                                                                      OMEGA
                                                                                                                       FUND

-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment loss...........................................................................................   $   (548,862)
  Net realized gain on investments..............................................................................     24,020,841
  Net change in unrealized appreciation on investments..........................................................     30,134,778
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations........................................................     53,606,757
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain on investments:
    Class A.....................................................................................................     (9,531,332)
    Class B.....................................................................................................     (4,676,811)
    Class C.....................................................................................................       (973,850)
-------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders.........................................................................    (15,181,993)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Class A.....................................................................................................      9,739,944
    Class B.....................................................................................................     29,213,698
    Class C.....................................................................................................      1,564,788
    Class Y.....................................................................................................              0
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from capital share transactions........................................     40,518,430
-------------------------------------------------------------------------------------------------------------------------------
      Total increase in net assets..............................................................................     78,943,194
NET ASSETS
  Beginning of year.............................................................................................    141,735,196
-------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR...................................................................................................   $220,678,390
-------------------------------------------------------------------------------------------------------------------------------

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN


(logo)--------------------------------------------------------------

                     COMBINED NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Evergreen Domestic Growth Funds consist of the Evergreen Fund ("Evergreen"), Evergreen Aggressive Growth Fund ("Aggressive Growth"), Evergreen Micro Cap Fund, Inc. ("Micro Cap") (formerly Evergreen Limited Market Fund, Inc.), Evergreen U.S. Real Estate Equity Fund ("U.S. Real Estate") and Evergreen Omega Fund ("Omega"), (formerly Keystone Omega Fund), all of which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. Evergreen and Aggressive Growth are separate series of the Evergreen Trust, a Massachusetts business trust organized in 1986 from a Maryland predecessor corporation. Micro Cap is a Maryland corporation organized in 1983. U.S. Real Estate is a separate series of the Evergreen Equity Trust, a Massachusetts business trust organized in 1988. Omega is a Massachusetts business Trust organized in 1994.

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates.

The investment adviser to Evergreen, Micro Cap and U.S. Real Estate is Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union Corporation ("First Union"). Lieber & Co, a wholly owned subsidiary of First Union, provides certain sub-advisory services to Evergreen Asset in connection with its duties as investment adviser to Evergreen, Micro Cap and U.S. Real Estate. The Capital Management Group of First Union ("CMG") serves as the investment adviser to Aggressive Growth. Keystone Investment Management Company ("Keystone"), a wholly-owned subsidiary of First Union, is the investment adviser to Omega.

2. ACQUISITION INFORMATION

Effective at the close of business on August 14, 1997, Aggressive Growth acquired the net assets of Keystone America Hartwell Emerging Growth Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 3,837,539 shares of Aggressive Growth. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $26,393,360. The aggregate net assets of Aggressive Growth and Keystone America Hartwell Emerging Growth Fund immediately prior to the acquisition were $163,571,120 and $82,227,499, respectively. The aggregate net assets of Aggressive Growth immediately after the acquisition were $245,798,619.

On April 25, 1996, Omega acquired the net assets of Keystone Hartwell Growth Fund, an open-end management investment company registered under the 1940 Act in an exchange of Class A, Class B and Class C shares. The net assets of Keystone Hartwell Growth Fund were exchanged through a nontaxable exchange for 1,002,456 shares of Omega. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $7,665,038. The aggregate net assets of Omega and Keystone Hartwell Growth Fund immediately prior to the acquisition were $236,927,458 and $18,599,730, respectively. The aggregate net assets of Omega immediately after the acquisition were $255,527,188.

On January 1, 1996, First Fidelity Bancorporation ("First Fidelity") merged with First Union. On January 19, 1996, Evergreen Fund acquired the net assets of FFB Lexicon Small Company Growth Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets of FFB Lexicon Small Company Growth Fund were exchanged through a non-taxable exchange for 1,752,546 Class Y shares of Evergreen Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $2,905,682. The aggregate net assets of Evergreen Fund and FFB Lexicon Small Company Growth Fund immediately prior to the acquisition were 796,981,529 and $27,158,980, respectively. The aggregate net assets of Evergreen immediately after the acquisition were $824,140,509.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

                                    EVERGREEN


-----------------------------------------------------------------(logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

A. VALUATION OF SECURITIES
The Funds value securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities for which market quotations are not available, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees or Directors. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees or Directors.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, Omega along with certain other funds managed by Keystone, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and, if required, amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued as applicable.

D. FEDERAL TAXES
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

E. DISTRIBUTIONS
Distributions from net investment income and net realized capital gains for the Funds are declared and paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for net operating losses and certain distributions received from real estate investment trusts.

F. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

G. ORGANIZATION EXPENSES
Organization expenses for Aggressive Growth and U.S. Real Estate are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

H. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Funds record when-issued or delayed delivery transactions on the trade date and will establish and maintain a segregated account containing qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

                                    EVERGREEN


(logo)--------------------------------------------------------------

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CAPITAL SHARE TRANSACTIONS

Evergreen, Aggressive Growth, U.S. Real Estate and Omega have an unlimited number of shares of beneficial interest authorized. Micro Cap has 25 million common shares authorized for each of its classes of shares sold. The par value of the Funds' shares are $0.001, $0.001, $0.10, and $0.0001 for Evergreen, Aggressive Growth, Micro Cap and U.S. Real Estate, respectively. Omega's shares are issued without par value. Transactions in shares of the Funds were as follows:

                                                                             YEAR ENDED                        YEAR ENDED
                                                                         SEPTEMBER 30, 1997                SEPTEMBER 30, 1996
                                                                   ------------------------------    ------------------------------
EVERGREEN FUND                                                       SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.....................................................    10,240,806    $   201,289,910      6,095,487    $    99,948,887
Shares issued in reinvestment of distributions..................       141,874          2,555,157         94,388          1,472,450
Shares redeemed.................................................    (8,297,731)      (163,949,566)    (3,137,366)       (52,080,445)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase....................................................     2,084,949         39,895,501      3,052,509         49,340,892
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.....................................................     9,332,781        179,140,600     10,528,707        171,559,260
Shares issued in reinvestment of distributions..................       359,029          6,426,786        230,476          3,588,103
Shares redeemed.................................................    (2,027,269)       (39,748,674)    (1,033,495)       (16,934,353)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase....................................................     7,664,541        145,818,712      9,725,688        158,213,010
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.....................................................       166,021          3,177,817        253,398          4,102,332
Shares issued in reinvestment of distributions..................         7,595            135,795          6,180             96,026
Shares redeemed.................................................      (123,428)        (2,398,358)       (43,233)          (711,575)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase....................................................        50,188            915,254        216,345          3,486,783
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold.....................................................    82,859,843      1,605,086,492     87,374,014      1,420,506,634
Shares issued in acquisition of FFB Lexicon Small Company Growth
  Fund..........................................................            --                 --      1,752,546         27,158,980
Shares issued in reinvestment of distributions..................     1,085,192         19,587,726      1,402,844         21,926,423
Shares redeemed.................................................   (83,538,658)    (1,619,882,613)   (82,347,414)    (1,341,450,072)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase....................................................       406,377          4,791,605      8,181,990        128,141,965
-----------------------------------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions.............    10,206,055    $   191,421,072     21,176,532    $   339,182,650
-----------------------------------------------------------------------------------------------------------------------------------

                                    EVERGREEN


-----------------------------------------------------------------(logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                   YEAR ENDED                   YEAR ENDED
                                                                               SEPTEMBER 30, 1997           SEPTEMBER 30, 1996
                                                                           --------------------------    -------------------------
AGGRESSIVE GROWTH                                                            SHARES         AMOUNT         SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............................................................    2,422,550    $ 47,560,544     1,486,503    $28,206,250
Shares issued in reinvestment of distributions..........................           --              --       125,571      2,164,153
Shares redeemed.........................................................   (3,066,636)    (61,339,895)   (1,100,349)   (20,468,235)
Shares issued in acquisition of Keystone America Hartwell Emerging
  Growth Fund...........................................................    3,462,126      74,280,008            --             --
----------------------------------------------------------------------------------------------------------------------------------
Net increase............................................................    2,818,040      60,500,657       511,725      9,902,168
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............................................................      816,049      16,534,301     1,012,639     18,916,487
Shares issued in reinvestment of distributions..........................           --              --         9,125        156,717
Shares redeemed.........................................................     (363,564)     (7,410,013)     (150,663)    (2,835,175)
Shares issued in acquisition of Keystone America Hartwell Emerging
  Growth Fund...........................................................      287,735       6,092,951            --             --
----------------------------------------------------------------------------------------------------------------------------------
Net increase............................................................      740,220      15,217,239       871,101     16,238,029
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............................................................      147,478       2,974,904        44,926        857,932
Shares issued in reinvestment of distributions..........................           --              --           420          7,213
Shares redeemed.........................................................     (110,246)     (2,231,375)      (21,948)      (396,890)
Shares issued in acquisition of Keystone America Hartwell Emerging
  Growth Fund...........................................................       87,678       1,854,540            --             --
----------------------------------------------------------------------------------------------------------------------------------
Net increase............................................................      124,910       2,598,069        23,398        468,255
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold.............................................................    2,044,324      42,091,753     1,385,748     25,808,879
Shares issued in reinvestment of distributions..........................           --              --         8,611        148,623
Shares redeemed.........................................................   (1,390,494)    (28,571,559)     (273,910)    (5,080,669)
----------------------------------------------------------------------------------------------------------------------------------
Net increase............................................................      653,830      13,520,194     1,120,449     20,876,833
----------------------------------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions.....................    4,337,000    $ 91,836,159     2,526,673    $47,485,285
----------------------------------------------------------------------------------------------------------------------------------

                                                                                   YEAR ENDED                   YEAR ENDED
                                                                               SEPTEMBER 30, 1997           SEPTEMBER 30, 1996
                                                                            ------------------------    --------------------------
MICRO CAP                                                                    SHARES        AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold..............................................................    115,021    $  2,520,780        44,104         755,204
Shares issued in reinvestment of distributions...........................         --              --         1,829          31,166
Shares redeemed..........................................................    (75,840)     (1,765,373)      (52,912)       (905,676)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)..................................................     39,181         755,407        (6,979)       (119,306)
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold..............................................................     16,193         358,523        15,418         265,257
Shares issued in reinvestment of distributions...........................         --              --         3,263          55,180
Shares redeemed..........................................................    (36,249)       (699,297)      (43,481)       (724,243)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease.............................................................    (20,056)       (340,774)      (24,800)       (403,806)
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold..............................................................      8,543         214,527           134           2,393
Shares issued in reinvestment of distributions...........................         --              --           112           1,899
Shares redeemed..........................................................       (152)         (3,237)       (2,040)        (33,276)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)..................................................      8,391         211,290        (1,794)        (28,984)
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold..............................................................    216,277       4,734,848       332,812       5,693,077
Shares issued in reinvestment of distributions...........................         --              --        96,831       1,650,971
Shares redeemed..........................................................   (609,034)    (11,978,074)   (1,659,712)    (28,422,146)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease.............................................................   (392,757)     (7,243,226)   (1,230,069)    (21,078,098)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease resulting from Fund share transactions......................   (365,241)   $ (6,617,303)   (1,263,642)   $(21,630,194)
----------------------------------------------------------------------------------------------------------------------------------

                                    EVERGREEN


(logo)--------------------------------------------------------------

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                        YEAR ENDED                YEAR ENDED
                                                                                    SEPTEMBER 30, 1997        SEPTEMBER 30, 1996
                                                                                  ----------------------    ----------------------
U.S. REAL ESTATE                                                                  SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold....................................................................   184,220    $ 3,010,088     50,221    $   600,589
Shares issued in reinvestment of distributions.................................     3,065         37,276        352          4,164
Shares redeemed................................................................   (64,718)      (998,200)   (29,953)      (356,039)
----------------------------------------------------------------------------------------------------------------------------------
Net increase...................................................................   122,567      2,049,164     20,620        248,714
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold....................................................................   154,550      2,373,682     21,611        258,923
Shares issued in reinvestment of distributions.................................     7,088         85,699        459          5,421
Shares redeemed................................................................   (16,358)      (229,903)    (1,478)       (17,892)
----------------------------------------------------------------------------------------------------------------------------------
Net increase...................................................................   145,280      2,229,478     20,592        246,452
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold....................................................................   103,769      1,665,261     11,216        136,531
Shares issued in reinvestment of distributions.................................     1,541         18,793         22            258
Shares redeemed................................................................   (27,945)      (417,762)    (1,430)       (17,003)
----------------------------------------------------------------------------------------------------------------------------------
Net increase...................................................................    77,365      1,266,292      9,808        119,786
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold....................................................................   137,476      2,023,188     79,674        958,807
Shares issued in reinvestment of distributions.................................   104,600      1,277,261     26,720        316,633
Shares redeemed................................................................   (87,776)    (1,217,213)   (88,998)    (1,052,935)
----------------------------------------------------------------------------------------------------------------------------------
Net increase...................................................................   154,300      2,083,236     17,396        222,505
----------------------------------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions............................   499,512    $ 7,628,170     68,416    $   837,457
----------------------------------------------------------------------------------------------------------------------------------

                                                       NINE MONTHS ENDED              YEAR ENDED                  YEAR ENDED
                                                      SEPTEMBER 30, 1997           DECEMBER 31, 1996           DECEMBER 31, 1995
                                                   -------------------------   -------------------------   -------------------------
OMEGA                                                SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.....................................   764,570   $ 14,997,288    1,759,793   $ 33,571,953    1,178,460   $ 21,425,010
Shares issued in reinvestment of distributions..   292,502      5,545,839      736,752     13,822,516      482,356      8,685,153
Shares redeemed.................................(1,812,460)   (35,414,920)  (2,381,626)   (44,999,521)  (1,161,391)   (20,370,219)
Shares issued in acquisition of Hartwell Growth
  Fund..........................................        --             --      910,037     16,929,242           --             --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease).........................  (755,388)   (14,871,793)   1,024,956     19,324,190      499,425      9,739,944
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold..................................... 1,361,525     25,967,636    1,552,928     28,806,348    1,902,255     33,563,718
Shares issued in reinvestment of distributions..   227,976      4,149,157      466,572      8,494,665      245,291      4,332,038
Shares redeemed.................................(1,280,735)   (24,835,178)  (1,062,059)   (19,500,081)    (499,966)    (8,682,058)
Shares issued in acquisition of Hartwell Growth
  Fund..........................................        --             --       66,754      1,206,044           --             --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease).........................   308,766      5,281,615    1,024,195     19,006,976    1,647,580     29,213,698
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.....................................   121,875      2,315,406      336,661      6,288,512      273,387      4,723,834
Shares issued in reinvestment of distributions..    34,837        635,076       95,593      1,743,341       52,465        927,300
Shares redeemed.................................  (352,354)    (6,717,072)    (253,439)    (4,608,982)    (240,110)    (4,086,346)
Shares issued in acquisition of Hartwell Growth
  Fund                                                  --             --       25,665        464,444           --             --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease).........................  (195,642)    (3,766,590)     204,480      3,887,315       85,742      1,564,788
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y *
Shares sold.....................................       232          5,021           --             --           --             --
Shares issued in reinvestment of distributions..        --              1           --             --           --             --
---------------------------------------------------------------------------------------------------------------------------------
Net increase....................................       232          5,022           --             --           --             --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share
  transactions..................................  (642,032)  $(13,351,746)   2,253,631   $ 42,218,481    2,232,747   $ 40,518,430
---------------------------------------------------------------------------------------------------------------------------------

* OMEGA FUND, CLASS Y SHARES COMMENCED OPERATIONS ON JULY 23, 1997.

                                    EVERGREEN


-----------------------------------------------------------------(logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term securities, were as follows for the year ended September 30, 1997:

                                               COST OF         PROCEEDS
                                              PURCHASES       FROM SALES
                                             ------------    ------------
Evergreen.................................   $242,317,670    $145,439,093
Aggressive Growth.........................    159,198,629      93,315,416
Micro Cap.................................     25,574,465      31,812,182
U.S. Real Estate..........................     37,963,492      32,009,594
Omega*....................................    189,655,509     193,158,727

                  * THE ABOVE INVESTMENT ACTIVITY IS FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1997.

For the year ended December 31, 1996, cost of purchases and proceeds from sales of investment securities, excluding short-term securities, for Omega Fund, were $400,230,776 and $403,223,255, respectively.

On September 30, 1997, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                                     GROSS           GROSS
                                                                                   UNREALIZED      UNREALIZED     NET UNREALIZED
                                                                    TAX COST      APPRECIATION    DEPRECIATION     APPRECIATION
                                                                  ------------    ------------    ------------    --------------
Evergreen......................................................   $982,175,581    $806,861,955     $5,166,439      $801,695,516
Aggressive Growth..............................................    160,192,827     107,216,299      4,071,313       103,144,986
Micro Cap......................................................     38,297,208      18,711,787      1,379,010        17,332,777
U.S. Real Estate...............................................     21,083,947       5,989,333        202,111         5,787,222
Omega..........................................................    214,621,906      74,394,116      1,342,231        73,051,885

6. DISTRIBUTION PLANS

Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as Omega's principal underwriter.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y Shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse their principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Funds through expenses called "Distribution Plan expenses". Each Class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the Class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly.

During the year ended September 30, 1997, amounts paid to EKD and/or EKIS pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows

                                                                      CLASS A      CLASS B      CLASS C
                                                                      --------    ----------    --------
Evergreen..........................................................   $299,430    $3,629,968    $ 72,777
Aggressive Growth..................................................    251,302       289,795      19,048
Micro Cap..........................................................      3,314        13,933         400
U.S. Real Estate...................................................      1,824        12,232       4,917
Omega*.............................................................    153,219       739,237     120,064

        * THE ABOVE DISTRIBUTION PLAN EXPENSES ARE FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1997.

For the year ended December 31, 1996, amounts paid to EKD and/or EKIS pursuant to Omega's Class A, Class B and Class C Distribution Plans were $186,596, $814,977 and $168,748, respectively.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees/Directors or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Omega Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been provided while the Distribution Plan was in effect.

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                                    EVERGREEN


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               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

CMG is entitled to an annual fee of .60 of 1% of Aggressive Growth's average daily net assets pursuant to the Fund's investment advisory agreement.

Pursuant to an agreement with Evergreen, Micro Cap, and U.S. Real Estate, Evergreen Asset is entitled to an annual fee based on each of Evergreen's, Micro Cap's, and U.S. Real Estate's average daily net assets, respectively, in accordance with the following schedule:

First $750 million................................................   1.00%
Next $250 million.................................................   0.90%
Over $1 billion...................................................   0.80%

Evergreen Asset has agreed to reimburse U.S. Real Estate to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) exceed 1.50% of its average daily net assets. Evergreen Asset waived advisory fees aggregating $106,421 for the year ended September 30, 1997 pursuant to this agreement. Additionally, for the year ended September 30, 1997 Evergreen Asset reimbursed other expenses amounting to $10,294. Evergreen Asset can modify or terminate voluntary waivers at any time. At September 30, 1997, Stephen A. Lieber, Chairman of Evergreen Asset, owned directly or beneficially, 29.5% of the outstanding shares of U.S. Real Estate.

Pursuant to an agreement with Omega, Keystone is paid a management fee, for providing investment management and administrative services that is calculated daily and paid monthly. The management fee is determined by applying percentage rates starting at 0.75% and declining to 0.50% per annum as net assets increase, to the average daily net asset value of the Fund.

EKIS is the administrator for the Funds. Prior to March 11, 1997, Evergreen Asset was the administrator for Evergreen, Aggressive Growth, Micro Cap and U.S. Real Estate. Furman Selz LLC ("Furman Selz") was the sub-administrator through December 31, 1996 for Evergreen, Aggressive Growth, Micro Cap and U.S. Real Estate. Effective January 1, 1997, BISYS acquired Furman Selz' mutual fund unit and accordingly BISYS Fund Services became sub-administrator for the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EKIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net asset value of the Fund. For Evergreen, Micro Cap, U.S. Real Estate and Omega the administration and sub-administration fees are paid by their respective investment adviser and are not Fund expenses. During the year ended September 30, 1997, Aggressive Growth paid administration and sub-administration fees of $51,750 and $11,165, respectively.

Lieber & Company is the investment sub-adviser to Evergreen, Micro Cap and U.S. Real Estate and also provides brokerage services with respect to substantially all security transactions of these Funds effected on the New York or American Stock Exchanges. For the year ended September 30, 1997, Evergreen, Micro Cap and U.S. Real Estate incurred $416,953, $61,717 and $164,711, respectively, in brokerage commissions with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds, for its cost of providing investment advisory services.

During the nine-month period ended September 30, 1997 and year ended December 31, 1996, Omega Fund paid or accrued to Keystone $33,135 and $30,154, respectively, for certain administrative expenses.

Evergreen Keystone Service Company ("EKSC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for Omega. Effective May 5, 1997, EKSC also began providing transfer and dividend disbursing agent services for Evergreen, Aggressive Growth, Micro Cap and U.S. Real Estate that were formerly provided by State Street Bank and Trust Company ("State Street"). For the year ended September 30, 1997, EKSC received fees of $1,292,042, $228,313, $26,101, $21,878 and $572,105, respectively, from
Evergreen, Aggressive Growth, Micro Cap, U.S. Real Estate and Omega. For certain accounts, First Union was sub-contracted by EKSC, and previously by State Street, to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For the year ended September 30, 1997, First Union earned fees aggregating $135,791 and $275, respectively, from Evergreen and Aggressive Growth.

Officers of the Funds and affiliated Trustees/Directors receive no compensation directly from the Funds.

8. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

                                    EVERGREEN


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               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. DEFERRED TRUSTEES'/DIRECTORS' FEES

Each Independent Trustee/Director of Evergreen, Aggressive Growth, Micro Cap and U.S. Real Estate may defer any or all compensation related to performance of duties as a Trustee/Director. Each Trustee's/Directors deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Keystone Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of September 30, 1997, the values of the Trustees/Directors deferral accounts for Evergreen, Aggressive Growth, Micro Cap and U.S. Real Estate were $66,883, $11,041, $11,658 and $6,678, respectively.

10. FINANCING AGREEMENT

On October 31, 1996, a financing agreement among all of the Evergreen Funds and State Street, Societe Generale and ABN Amro Bank N.V. (collectively, the "Banks") became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating Funds. State Street acts as agent for the Banks, and as agent is entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds. During the year ended September 30, 1997, Evergreen, Aggressive Growth, and U.S. Real Estate had no borrowings under this agreement. Micro Cap had borrowings outstanding for 186 days under its line of credit and incurred $10,245 in interest charges related to these borrowings. Micro Cap's average amount of debt outstanding during the year was $275,000 at a weighted average interest rate of 7.308%. Micro Cap had $650,000 outstanding at September 30, 1997 under this agreement. Omega is not a party to this financing agreement.

11. CONCENTRATION OF CREDIT RISK

U.S. Real Estate invests a substantial portion of its assets in real estate investment trusts, therefore it may be more affected by economic developments in the real estate industry than would a general equity fund.

12. FISCAL YEAR-END AND NAME CHANGE

Omega changed its fiscal year-end from December 31 to September 30, effective September 30, 1997. Additionally, effective October 31, 1997, Keystone Omega Fund changed its name to Evergreen Omega Fund.

Effective October 31, 1997, Evergreen Limited Market Fund, Inc. changed its name to Evergreen Micro Cap Fund, Inc.

                                    EVERGREEN


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                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees or Directors and Shareholders of Evergreen Fund, Evergreen Aggressive Growth Fund,
Evergreen Micro Cap Fund, Inc. and
Evergreen U.S. Real Estate Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Evergreen Fund, Evergreen Aggressive Growth Fund, Evergreen Micro Cap Fund, Inc. (formerly Evergreen Limited Market Fund, Inc.) and Evergreen U.S. Real Estate Equity Fund (the "Funds") at September 30, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights of Evergreen Fund for the periods indicated, of Evergreen Aggressive Growth Fund for each of the two years in the period then ended and for the eleven months in the period ended September 30, 1995, of Evergreen Micro Cap Fund, Inc., for each of the two years in the period then ended, and of Evergreen U.S. Real Estate Equity Fund for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights of Evergreen Aggressive Growth Fund for each of the six years in the period ended October 31, 1994, for the ten months ended October 31, 1988 and for the year ended December 31, 1987 and the financial highlights of Evergreen Micro Cap Fund, Inc. for the year ended September 30, 1995, for the four month period ended September 30, 1994 and for each of the seven years in the period ended May 31, 1994, were audited by other auditors, whose opinions, dated November 29, 1994 and November 16, 1995, respectively, were unqualified.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, NY 10036

November 11, 1997

                                    EVERGREEN


-----------------------------------------------------------------(logo)

                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Evergreen Omega Fund
We have audited the accompanying statement of assets and liabilities of Evergreen Omega Fund (formerly Keystone Omega Fund), including the schedule of investments, as of September 30, 1997, and the related statements of operations for the nine-month period then ended and the year ended December 31, 1996, the statements of changes in net assets for the nine-month period then ended and for each of the years in the two-year period ended December 31, 1996, and the financial highlights for the nine-month period ended September 30, 1997 and for each of the years in the eight-year period ended December 31, 1996 for Class A Shares and for the nine-month period ended September 30, 1997, for each of the years in the three-year period ended December 31, 1996 and the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993 for Class B and Class C Shares and the period from January 13, 1997 (Date of Initial Public Offering) to September 30, 1997 for Class Y Shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Class A shares for each of the years in the two-year period ended December 31, 1988 were audited by other auditors whose report, dated February 3, 1989, expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Omega Fund as of September 30, 1997, the results of its operations for the nine-month period then ended and the year ended December 31, 1996, statements of changes in net assets for the nine-month period then ended and for each of the years in the two-year period ended December 31, 1996, and the financial highlights for the nine-month period ended September 30, 1997 and each of the years in the eight-year period ended December 31, 1996 in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

Boston, Massachusetts
October 31, 1997

                                    EVERGREEN


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             FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS (UNAUDITED)
During the year ended September 30, 1997, the Funds paid the following distributions in shares or cash:

                                                                                            LONG-TERM       ORDINARY
                                                                             TOTAL        CAPITAL GAIN       INCOME
                                                                         DISTRIBUTIONS    DISTRIBUTIONS    DIVIDENDS
                                                                         -------------    -------------    ----------
Evergreen Fund........................................................    $33,404,334      $25,115,427     $8,288,907
Evergreen U.S. Real Estate Fund.......................................      1,705,949                0      1,705,949
Evergreen Omega Fund..................................................     11,155,512        9,580,616      1,574,896

Of the ordinary income distributions stated above for Evergreen Fund, Evergreen U.S. Real Estate Fund, and Evergreen Omega Fund, 100%, 22%, and 0%, respectively, are eligible for the corporate dividend received deduction. The above figures may differ from those previously reported and those cited elsewhere in this report due to differences in the calculation of income and capital gains for accounting (book) purposes and Internal Revenue Service (tax) purposes. In January 1998, we will send you complete information on the distributions paid during the calendar year 1997 to help you in completing your federal tax return.

This brochure must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


                    NOT             May lose value
                   FDIC             No bank guarantee
                 INSURED

                    Evergreen Funds Distributor, Inc.


63081                                                             540979 Rev. 01
                                                                         11/97